                                                                   Exhibit 10.16

================================================================================

                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT

                                      among

                      NELNET EDUCATION LOAN FUNDING, INC.,
                                  as Borrower,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee,

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                           as Eligible Lender Trustee,

                           QUINCY CAPITAL CORPORATION,
                       as Bank of America Conduit Lender,

                             BANK OF AMERICA, N.A.,
                      as Bank of America Alternate Lender,

                             BANK OF AMERICA, N.A.,
                       as Bank of America Facility Agent,

                          GEMINI SECURITIZATION CORP.,
                        as Deutsche Bank Conduit Lender,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                       as Deutsche Bank Alternate Lender,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                        as Deutsche Bank Facility Agent,

                           BARTON CAPITAL CORPORATION,
                       as Societe Generale Conduit Lender,

                                SOCIETE GENERALE,
                      as Societe Generale Alternate Lender,

                                SOCIETE GENERALE,
                       as Societe Generale Facility Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

                            Dated as of May 1, 2003

================================================================================

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                                TABLE OF CONTENTS

                                                                                                               Page
                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01.    Certain Defined Terms....................................................................       2
Section 1.02.    Other Terms..............................................................................      29
Section 1.03.    Computation of Time Periods..............................................................      29
Section 1.04.    Calculation of Yield Rate and Certain Fees...............................................      29

                                                     ARTICLE II
                                                    THE FACILITY

Section 2.01.    Issuance and Purchase of Notes...........................................................      29
Section 2.02.    The Initial Note Purchase and Subsequent Note Purchases..................................      30
Section 2.03.    Increase, Reduction or Termination of the Facility Amount and Maximum Financing Amount...      31
Section 2.04.    Collection Account.......................................................................      32
Section 2.05.    Transfers from Collection Account........................................................      32
Section 2.06.    Reserve Account..........................................................................      36
Section 2.07.    Transfers from the Reserve Account.......................................................      36
Section 2.08.    Management of Collection Account and Reserve Account.....................................      36
Section 2.09.    Pledged Collateral Assignment of the Transaction Documents...............................      37
Section 2.10.    Grant of a Security Interest.............................................................      37
Section 2.11.    Evidence of Debt.........................................................................      38
Section 2.12.    Payments by the Borrower.................................................................      38
Section 2.13.    Payment of Stamp Taxes, Etc..............................................................      39
Section 2.14.    Sharing of Payments, Etc.................................................................      39
Section 2.15.    Yield Protection.........................................................................      39
Section 2.16.    Extension of Termination Date............................................................      41
Section 2.17.    Servicer Advances........................................................................      41
Section 2.18.    Prefunding of Advances...................................................................      41

                                                    ARTICLE III
                                                     THE NOTES

Section 3.01.    Form of Notes Generally..................................................................      42
Section 3.02.    Securities Legend........................................................................      43
Section 3.03.    Priority.................................................................................      43
Section 3.04.    Execution, Delivery and Dating...........................................................      44
Section 3.05.    Registration, Registration of Transfer and Exchange, Transfer Restrictions...............      44
Section 3.06.    Mutilated, Destroyed, Lost and Stolen Notes..............................................      45
Section 3.07.    Persons Deemed Owners....................................................................      46
Section 3.08.    Cancellation.............................................................................      46
Section 3.09.    Limited Obligations......................................................................      46

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
Section 3.10.    Assignment by the Bank of America Conduit Lender to its related Alternate Lenders........      47

                                                     ARTICLE IV
                                            CONDITIONS TO NOTE PURCHASES

Section 4.01.    Conditions Precedent to Initial Issuance.................................................      47
Section 4.02.    Conditions Precedent to All Note Purchases...............................................      48

                                                     ARTICLE V
                                           REPRESENTATIONS AND WARRANTIES

Section 5.01.    General Representations and Warranties of the Borrower...................................      49
Section 5.02.    Representations of the Borrower Regarding the Trustee's Security Interest................      52
Section 5.03.    Representations of the Eligible Lender Trustee...........................................      53

                                                     ARTICLE VI
                                         GENERAL COVENANTS OF THE BORROWER

Section 6.01.    General Covenants........................................................................      53
Section 6.02.    Acquisition, Financing, Collection and Assignment of Student Loans.......................      59
Section 6.03.    Enforcement of Financed Loans............................................................      59
Section 6.04.    Enforcement of Servicing Agreements and Subservicing Agreements..........................      60
Section 6.05.    Enforcement of Student Loan Purchase Agreements..........................................      60
Section 6.06.    Administration and Collection of Financed Loans..........................................      61
Section 6.07.    Amendment of Form of Student Loan Purchase Agreement.....................................      61
Section 6.08.    Custodian................................................................................      61
Section 6.09.    Prepayments and Refinancing..............................................................      61
Section 6.10.    Periodic Reporting.......................................................................      62
Section 6.11.    UCC Matters; Protection and Perfection of Pledged Collateral; Delivery of Documents......      62
Section 6.12.    Obligations of the Borrower With Respect to Pledged Collateral...........................      63
Section 6.13.    Collateral Call..........................................................................      64
Section 6.14.    Covenants Regarding the Trustee's Security Interest......................................      64
Section 6.15.    Financial Covenants......................................................................      64
Section 6.16.    Amendment of Articles of Incorporation...................................................      64
Section 6.17.    Enforcement and Amendment of Guarantee Agreements........................................      64

                                                    ARTICLE VII

TERMINATION EVENTS........................................................................................      65

                                                    ARTICLE VIII
                                        TRUSTEE AND ELIGIBLE LENDER TRUSTEE

Section 8.01.    Acceptance of Trust......................................................................      68
Section 8.02.    Trustee's Right to Reliance..............................................................      69
Section 8.03.    Compensation of Trustee..................................................................      69
Section 8.04.    Resignation of Trustee...................................................................      69
Section 8.05.    Removal of Trustee.......................................................................      70
Section 8.06.    Successor Trustee........................................................................      70

                                       ii

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
Section 8.07.    Manner of Vesting Title in Trustee.......................................................      71
Section 8.08.    Custodian Agreement......................................................................      71
Section 8.09.    Acceptance of Duties of Eligible Lender Trustee..........................................      71
Section 8.10.    Eligible Lender Trustee Covenants with Respect to "Eligible Lender" Status...............      71
Section 8.11.    Compensation of Eligible Lender Trustee..................................................      72
Section 8.12.    Resignation and Removal of Eligible Lender Trustee.......................................      72
Section 8.13.    Eligible Lender Trustee's Status as an "Eligible Lender".................................      72
Section 8.14.    Enforcement and Amendment of Guarantee Agreements........................................      72

                                                     ARTICLE IX

INDEMNIFICATION...........................................................................................      73

                                                     ARTICLE X
                                      ADMINISTRATIVE AGENT AND FACILITY AGENTS

Section 10.01.   Authorization and Action of Administrative Agent.........................................      74
Section 10.02.   Authorization and Action of Facility Agents..............................................      75
Section 10.03.   Agency Termination.......................................................................      76
Section 10.04.   Administrative Agent's and Facility Agent's Reliance, Etc................................      76
Section 10.05.   Administrative Agent, Facility Agents and Affiliates.....................................      77
Section 10.06.   Note Purchase Decision...................................................................      77
Section 10.07.   Successor Administrative Agent...........................................................      77
Section 10.08.   Successor Facility Agents................................................................      78

                                                     ARTICLE XI
                                                   MISCELLANEOUS

Section 11.01.   Amendments and Waivers...................................................................      78
Section 11.02.   Notices, Etc.............................................................................      78
Section 11.03.   No Waiver; Remedies......................................................................      79
Section 11.04.   Binding Effect; Assignability............................................................      79
Section 11.05.   Survival.................................................................................      79
Section 11.06.   Governing Law; Severability..............................................................      79
Section 11.07.   Submission to Jurisdiction; Waiver of Jury and Bond......................................      80
Section 11.08.   Costs, Expenses and Taxes................................................................      81
Section 11.09.   Recourse Against Certain Parties.........................................................      81
Section 11.10.   Execution in Counterparts; Severability; Integration.....................................      82
Section 11.11.   Confidentiality..........................................................................      82
Section 11.12.   Section Titles...........................................................................      83
Section 11.13.   Entire Agreement.........................................................................      83
Section 11.14.   No Petition; Subordination...............................................................      83

EXHIBIT A        FORM OF STUDENT LOAN PURCHASE AGREEMENT
EXHIBIT B        FORM OF VALUATION AGENT AGREEMENT
EXHIBIT C        FORM OF NOTE PURCHASE REQUEST
EXHIBIT D        FORM OF MONTHLY REPORT
EXHIBIT E        COPIES OF CUSTODIAN AGREEMENTS
EXHIBIT F        FORM OF PARTICIPATION AGREEMENT

                                      iii

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EXHIBIT G        CONDITIONS TO INITIAL NOTE PURCHASE
EXHIBIT H        FORM OF SENIOR NOTE
EXHIBIT I        FORM OF SUBORDINATE NOTE
EXHIBIT J        PREMIUM SCHEDULE
EXHIBIT K        BORROWER INCENTIVE PAYMENT PROGRAMS

                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT

         THIS WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT (this "Agreement") is made as of May 1, 2003, among NELNET EDUCATION LOAN FUNDING, INC., a corporation duly organized under the laws of the State of Nebraska, as the borrower hereunder (the "Borrower"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as the trustee hereunder (the "Trustee"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as the eligible lender trustee hereunder (the "Eligible Lender Trustee"), QUINCY CAPITAL CORPORATION, a Delaware corporation, as a conduit lender hereunder (the "Bank of America Conduit Lender"), BANK OF AMERICA, N.A., a national banking association, as an alternate lender hereunder (the "Bank of America Alternate Lender"), BANK OF AMERICA, N.A., a national banking association, as the agent of the Bank of America Conduit Lender and the Bank of America Alternate Lender hereunder and the herein defined Bank of America Program Support Providers (the "Bank of America Facility Agent"), GEMINI SECURITIZATION CORP., a Delaware corporation, as a conduit lender hereunder (the "Deutsche Bank Conduit Lender"), DEUTSCHE BANK AG, NEW YORK BRANCH, a German banking corporation acting through its New York Branch, as an alternate lender hereunder (the "Deutsche Bank Alternate Lender"), DEUTSCHE BANK AG, NEW YORK BRANCH, a German banking corporation acting through its New York Branch, as the agent of the Deutsche Bank Conduit Lender and the Deutsche Bank Alternate Lender hereunder and the herein defined Deutsche Bank Program Support Providers (the "Deutsche Bank Facility Agent"), BARTON CAPITAL CORPORATION, a Delaware corporation, as a conduit lender hereunder (the "Societe Generale Conduit Lender"), SOCIETE GENERALE, a banking corporation organized under the laws of France acting through its New York Branch, as an alternate lender hereunder (the "Societe Generale Alternate Lender"), SOCIETE GENERALE, a banking corporation organized under the laws of France acting through its New York Branch, as the agent of the Societe Generale Conduit Lender and the Societe Generale Alternate Lender hereunder and the herein defined Societe Generale Program Support Providers (the "Societe Generale Facility Agent"), and BANK OF AMERICA, N.A., a national banking association, as the administrative agent of the herein defined Conduit Lenders, Alternate Lenders and Facility Agents (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS

         WHEREAS, the Bank of America Conduit Lender, the Deutsche Bank Conduit Lender and the Societe Generale Conduit Lender (collectively, the "Conduit Lenders") are special purpose corporations engaged in the business of issuing promissory notes and obtaining funding (directly or indirectly) in the domestic commercial paper market and using the proceeds from such funding to acquire interests in financial assets from various sellers from time to time or to make loans to certain entities or purchase notes of certain entities for the purpose of financing financial assets of such entities; and

         WHEREAS, the Borrower proposes to purchase from time to time certain Eligible Loans (as hereinafter defined) in accordance with various Student Loan Purchase Agreements (as hereinafter defined) and to transfer or otherwise finance certain Eligible Loans previously purchased by the Borrower in accordance with various Student Loan Purchase Agreements with proceeds from other borrowings of the Borrower (such purchases and transfers constituting the "Transactions"); and

         WHEREAS, the Borrower desires to fund the Transactions through the issuance of Notes (as hereinafter defined) and the sale of such Notes to the Conduit Lenders and the Bank of America Alternate Lender, the Deutsche Bank Alternate Lender and the Societe Generale Alternate Lender (collectively, the "Alternate Lenders") on the terms and conditions set forth herein; and

         WHEREAS, the Conduit Lenders may, from time to time, assign all or a part of such Notes or assign interests therein or commitments to purchase such Notes to certain Program Support Providers (as hereinafter defined) pursuant to the terms of the Program Support Agreements; and

         WHEREAS, each of the Bank of America Facility Agent, the Deutsche Bank Facility Agent and the Societe Generale Facility Agent is willing to act as the agent on behalf of its related Conduit Lender, Alternate Lenders and the Program Support Providers pursuant to this Agreement and the corresponding Program Support Agreements.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. Certain capitalized terms used throughout this Agreement are defined above or in this Section.

         As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

         "Administrative Agent" means Bank of America, N.A., a national banking association, and its successors and assigns, in its capacity as agent of the Conduit Lenders, the Facility Agents and the Alternate Lenders hereunder.

         "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (including any UCC financing statement or similar instrument filed against the assets of a Person) (other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Trustee for the benefit of the Secured Creditors).

         "Affected Party" means the Administrative Agent, each Conduit Lender, each Facility Agent, each Alternate Lender, each Program Support Provider and any assignee or participant of any Conduit Lender, any Facility Agent, any Alternate Lender or any Program Support Provider.

         "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests or otherwise.

         "Aggregate Market Value" means, as of any date of determination, the sum of (a) with respect to assets in the Pledged Collateral which constitute Eligible Loans purchased on or prior to the last Valuation Date, (i) the outstanding Principal Balance of such Eligible Loans (determined as of the last day of the immediately preceding calendar month) multiplied by the lesser of (A) the Maximum Note Purchase Percentage determined on the most recent Valuation Date and (B) the Loan Valuation Percentage determined on the most recent Valuation Date, plus, without duplication, (ii) 100% of any accrued interest thereon, and all accrued and unpaid Special Allowance Payments and Interest Subsidy Payments, if any, thereon as of the last day of the immediately preceding calendar month and less (iii) all Unguaranteed Amounts on such Eligible Loans as of the last day of the immediately preceding calendar month;
(b) with respect to assets in the Pledged Collateral which constitute Eligible Loans purchased subsequent to the last Valuation Date, as of such date of determination, (i) the outstanding Principal Balance of such Eligible Loans (determined as of the later of the last day of the immediately preceding calendar month and the applicable cutoff date) multiplied by the Maximum Note Purchase Percentage, plus, without duplication, (ii) 100% of any accrued interest thereon, and all accrued and unpaid Special Allowance Payments and Interest Subsidy Payments, if any, thereon as of the later of the last day of the immediately preceding calendar month and the applicable cutoff date and less
(iii) all Unguaranteed Amounts on such Eligible Loans as of the later of the last day of the immediately preceding calendar month and the applicable cutoff date; and (c) with respect to assets in the Pledged Collateral which constitute Permitted Investments and other cash balances, if any, on deposit in the Collection Note Purchase Subaccount and the Reserve Account, the principal balance thereof together with all interest accrued thereon as of the end of the prior calendar month.

         "Aggregate Note Balance" means the aggregate principal amount of all Notes Outstanding at the date of determination after giving effect to all distributions of principal and Note Purchases on such date of determination.

         "Agreement" means this Warehouse Note Purchase and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

         "Alternate Lender" means each of the Bank of America Alternate Lender, the Deutsche Bank Alternate Lender and the Societe Generale Alternate Lender.

         "Alternate Lender Percentage" means, at any time, a fraction, expressed as a percentage, the numerator of which is the portion of the outstanding principal amount of the Notes of the Bank of America Facility Group funded by the Bank of America Alternate Lenders and the denominator of which is the outstanding principal amount of the Notes of the Bank of America Facility Group at such time.

         "Asset Coverage Ratio" means, as of the date of determination, the ratio of (a) the Aggregate Market Value of the assets in the Pledged Collateral as of such date to (b) the Liabilities as of such date (provided that any Liabilities other than the Aggregate Note Balance shall be determined as of the last day of the immediately preceding calendar month) and rounding to the nearest second decimal place.

         "Assignment Amount" means, with respect to a Bank of America Alternate Lender at the time of any assignment pursuant to Section 3.10 hereof, an amount equal to the least of (a) such Bank of America Alternate Lender's pro rata share of the aggregate principal amount of the Notes requested by the Bank of America Conduit Lender to be assigned at such time plus the applicable Interest Component; (b) such Alternate Lender's unused Assignment Commitment (minus the unrecovered principal amount of such Bank of America Alternate Lender's investments pursuant to the Program Support Agreement to which it is a party); and (c) the sum of such Bank of America Alternate Lender's pro rata share of the Conduit Lender Percentage of the Aggregate Market Value (calculated using solely the Maximum Note Purchase Percentage and not the Loan Valuation Percentage) as of the most recent date of determination plus the applicable Interest Component.

         "Assignment Commitment" means, with respect to a Bank of America Alternate Lender, such Bank of America Alternate Lender's pro rata share (based upon its Commitment over all Commitments of Bank of America Alternate Lenders in the Bank of America Facility Group) of the Bank of America Facility Group's Pro Rata Share of the Facility Amount.

         "Authorized Officer of the Borrower" means the Borrower's president, chief financial officer or any vice president or assistant vice president.

         "Bank of America Alternate Lender" means Bank of America, N.A., a national banking association, each Person who accepts an assignment of Bank of America, N.A.'s rights and obligations hereunder pursuant to Section 11.04 hereof, and the successors and assigns of any of them. The Bank of America Alternate Lender may include one or more Persons following an assignment pursuant to Section 11.04 hereof, and if more than one Person, each Person who is a Bank of America Alternate Lender will have the rights and obligations with respect to Note Purchases in the respective percentages specified in the agreement(s) governing such assignment(s).

         "Bank of America Conduit Lender" means Quincy Capital Corporation, a Delaware corporation, and its successors and assigns.

         "Bank of America Facility Agent" means Bank of America, N.A., a national banking association, and its successors and assigns.

         "Bank of America Facility Group" means the Bank of America Conduit Lender, the Bank of America Facility Agent, the Bank of America Alternate Lender and each Bank of America Program Support Provider.

         "Bank of America Program Support Provider" means any Program Support Provider which is a party to a Program Support Agreement with (or benefiting) the Bank of America

Facility Agent, the Bank of America Conduit Lender and/or the Bank of America Alternate Lender.

         "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended from time to time, and any successor statute.

         "Benefit Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         "Borrower" means Nelnet Education Loan Funding, Inc., a Nebraska corporation, and its successors and assigns.

         "Business Day" means a day of the year other than a Saturday or a Sunday on which (a) banks are not authorized or required to close in New York City or the city where the principal office of the Trustee is located (presently Minneapolis, Minnesota), (b) the office of the Bank of America Facility Agent is open for business, (c) the office of the Deutsche Bank Facility Agent is open for business and (d) the office of the Societe Generale Facility Agent is open for business; provided, however, if the term "Business Day" is used in connection with the LIBOR Rate, means any day of the year on which dealings in dollar deposits are carried on in the London interbank market.

         "Carrying Costs" means, collectively, the Senior Carrying Costs and the Subordinate Carrying Costs.

         "Closing Date" means May 16, 2003.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute and the regulations promulgated and rulings issued thereunder.

         "Collection Account" means the special account created pursuant to
Section 2.04 hereof.

         "Collection Note Purchase Subaccount" means a subaccount established within the Collection Account pursuant to Section 2.04 hereof.

         "Collection Period" means each period from the 6th Business Day preceding a Remittance Date to and including the 6th Business Day preceding the subsequent Remittance Date; provided, however, that the initial Collection Period shall be the period from the Closing Date to and including the 6th Business Day preceding the first Remittance Date.

         "Collections" means (a) all revenue and recoveries of principal and interest and other proceeds, payments and reimbursements of principal and interest received with respect to any Financed Loan and any other collection of cash with respect to such Financed Loan (including, but not limited to, Guarantee payments, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Financed Loan or rebate of premium thereon pursuant to a Student Loan Purchase Agreement) received pursuant to Section 2.04 hereof; and (b) all other cash collections and other cash proceeds of the Pledged Collateral.

         "Commitment" means the obligation of each Facility Group to fund Note Purchases.

         "Conduit Lender" means each of the Bank of America Conduit Lender, the Deutsche Bank Conduit Lender and the Societe Generale Conduit Lender, and any successors or assigns (subject to Section 11.04 hereof) that are special purpose corporations or other entities that become parties to this Agreement and which obtain funds to purchase financial assets (directly or indirectly) from the issuance of CP.

         "Conduit Lender Percentage" means, with respect to the Bank of America Conduit Lender, at any time, 100%, less the Alternate Lender Percentage at such time.

         "Consolidation Loan" means a loan made to an Eligible Borrower pursuant to which the Eligible Borrower consolidates two or more of its PLUS/SLS Loans, direct loans made by the Department of Education or Stafford Loans in accordance with the Higher Education Act.

         "CP" means the commercial paper notes issued from time to time in the United States commercial paper market by means of which a Conduit Lender (directly or indirectly) obtains financing.

         "CP Rate" means, for any period for any Conduit Lender, for any portion of the Aggregate Note Balance funded by such Conduit Lender directly or indirectly with CP, either (i) for match-funded conduits, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which CP having a term equal to such period may be sold by any applicable placement agent or commercial paper dealer (which shall include Dealer Fees, incremental carrying costs incurred with respect to CP maturing on dates other than those on which corresponding funds are received by the Conduit Lender, other borrowings by the Conduit Lender (other than under any Program Support Agreement) and any other costs associated with the issuance of CP), or (ii) for pool-funded conduits, the rate equivalent to the weighted average cost (as determined by the applicable Facility Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to CP maturing on dates other than those on which corresponding funds are received by the Conduit Lender, other borrowings by the Conduit Lender (other than under any Program Support Agreement) and any other costs associated with the issuance of
CP) of or related to the issuance of CP that are allocated, in whole or in part, by the Conduit Lender or the applicable Facility Agent to fund or maintain such portion of the Aggregate Note Balance (and which may be also allocated in part to the funding of other assets of the Conduit Lender); provided, however, that if the rate (or rates) is a discount rate, then the rate (or if more than one rate, the weighted average of the rates) shall be the rate resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum. On or before the fourth Business Day prior to any Remittance Date, if interest for any portion of any Note for any related Yield Period is determined by reference to the CP Rate, the applicable related Facility Agent shall notify the Borrower of the applicable CP Rate for such Yield Period for the applicable Conduit Lender. Such CP Rate shall be calculated using an estimate for the remaining days of such Yield Period. On or before the fourth Business Day prior to the next succeeding Remittance Date, each Facility Agent shall redetermine the CP Rate for such Yield Period and if such redetermined rate is higher or lower than the CP Rate initially reported to the Borrower as described above, each such Facility Agent shall advise the Borrower of the redetermined CP Rate, specifying the amount of any Yield Underpayment or Yield Overpayment.

         "Custodian" means, individually or collectively, Nelnet Loan Services, Inc., Sallie Mae Servicing L.P., ACS Education Services, Inc., Pennsylvania Higher Education Assistance Agency, Great Lakes Educational Loan Services, Inc. and each additional Servicer, Subservicer or bailee with which the Borrower, the Eligible Lender Trustee and the Trustee have entered into a Custodian Agreement with respect to the Pledged Collateral.

         "Custodian Agreement" means, individually or collectively, (a) the Custodian Agreement, dated as of May 1, 2003, among the Borrower, the Eligible Lender Trustee, the Trustee and Nelnet Loan Services, Inc.; (b) a Custodian Agreement among the Borrower, the Eligible Lender Trustee, the Trustee and Sallie Mae Servicing L.P. and approved by the Administrative Agent; (c) a Custodian Agreement among the Borrower, the Eligible Lender Trustee, the Trustee and ACS Education Services, Inc. and approved by the Administrative Agent; (d) a Custodian Agreement among the Borrower, the Eligible Lender Trustee, the Trustee and Pennsylvania Higher Education Assistance Agency and approved by the Administrative Agent; (e) a Custodian Agreement among the Borrower, the Eligible Lender Trustee, the Trustee and Great Lakes Educational Loan Services, Inc. and approved by the Administrative Agent; and (f) each additional or successor custodian agreement entered into among the Borrower, the Eligible Lender Trustee, the Trustee and a Custodian and approved by the Administrative Agent, each as amended and supplemented from time to time.

         "Custodian Fees" means the fees, expenses and charges of the Custodian pursuant to a Custodian Agreement, except to the extent included in Servicing Fees.

         "Dealer Fees" means a commercial paper dealer fee, payable to each Conduit Lender, of not greater than 5 basis points per annum on the amount of CP issued to fund Note Purchases by such Conduit Lender.

         "Debt" of any Person means (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases; (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations; and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above.

         "Defaulted Student Loan" means any Student Loan (a) as to which any payment, or portion thereof, is more than the number of days past due from the original due date thereof as allowed by the terms of the Higher Education Act (which number of days, as of the Closing Date, is 270), unless such Student Loan is in Deferment, (b) the Obligor of which is the subject of an Event of Bankruptcy (without giving effect to any cure or 60 day continuance period) or is deceased or disabled, or (c) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than the number of days past due from the original due date thereof as allowed by the terms of the Higher Education Act).

         "Defaulted Student Loan Ratio" means, as of any date of determination, the ratio of all Defaulted Student Loans in the Pledged Collateral to all Eligible Loans in the Pledged Collateral.

         "Deferment" means the period permitted by the Higher Education Act and the policies of the applicable Guarantor as being a period during which a borrower under a Student Loan may postpone making payments of principal and/or interest.

         "Department of Education" means the United States Department of Education, or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Deutsche Bank Alternate Lender" means Deutsche Bank AG, New York Branch, a German banking corporation acting through its New York Branch, each Person who accepts an assignment of Deutsche Bank's rights and obligations hereunder pursuant to Section 11.04 hereof, and the successors and assigns of any of them. The Deutsche Bank Alternate Lender may include one or more Persons following an assignment pursuant to Section 11.04 hereof, and if more than one Person, each Person who is a Deutsche Bank Alternate Lender will have the rights and obligations with respect to Note Purchases in the respective percentages specified in the agreement(s) governing such assignment(s).

         "Deutsche Bank Conduit Lender" means Gemini Securitization Corp., a Delaware corporation, and its successors and assigns.

         "Deutsche Bank Facility Agent" means Deutsche Bank AG, New York Branch, a German banking corporation acting through its New York Branch, and its successors and assigns.

         "Deutsche Bank Facility Group" means the Deutsche Bank Conduit Lender, the Deutsche Bank Facility Agent, the Deutsche Bank Alternate Lender and each Deutsche Program Support Provider.

         "Deutsche Bank Program Support Provider" means any Program Support Provider which is a party to a Program Support Agreement with (or benefiting) the Deutsche Bank Facility Agent, the Deutsche Bank Conduit Lender and/or the Deutsche Bank Alternate Lender.

         "Eligible Borrower" means a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of education at an Eligible Institution, including a borrower who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B and 428C of the Higher Education Act.

         "Eligible Institution" means (a) an institution of higher education,
(b) a vocational school or (c) any other institution which, in all of the above cases, has been approved by the Department of Education and the applicable Guarantor.

         "Eligible Lender" means any "eligible lender," as defined in the Higher Education Act, which has received an eligible lender designation from the Department of Education or from a Guarantor with respect to Student Loans.

         "Eligible Lender Trust Agreement" means the Eligible Lender Trust Agreement, dated as of May 1, 2003, between the Borrower and the Eligible Lender Trustee, as amended and supplemented pursuant to the terms thereof.

         "Eligible Lender Trustee" means Wells Fargo Bank Minnesota, National Association, a national banking association, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Agreement.

         "Eligible Lender Trustee Fees" means the fees, expenses and charges of the Eligible Lender Trustee, including legal fees and expenses, as set forth in the Eligible Lender Trust Agreement.

         "Eligible Lender Trustee Guarantee Agreement" means any guarantee or agreement issued by any Guarantor to the Eligible Lender Trustee, and any amendment thereto entered into in accordance with the provisions thereof and hereof.

         "Eligible Loan" means a Student Loan (or a beneficial interest or participation interest therein):

                  (a) which was originated in the ordinary course of business and which is advanced directly to the school or the obligor for the benefit of the obligor for educational purposes;

                  (b) which complies with all applicable provisions of the Higher Education Act;

                  (c) on which the first required disbursement to the obligor or the school has been made or is being made at the time of purchase;

                  (d) which was acquired by the Borrower pursuant to a Student Loan Purchase Agreement (either directly or through a Participation Agreement);

                  (e) that constitutes an account or payment intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Borrower therein and the perfection of the Trustee's interest therein under this Agreement;

                  (f)      the borrower for which is an Eligible Borrower;

                  (g) if such Student Loan is a subsidized Stafford Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department of Education; if such Student Loan is a Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department of Education to the extent applicable; and if such Student Loan is a PLUS/SLS Loan or an unsubsidized

         Stafford Loan, such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department of Education to the extent applicable;

                  (h) at the time of purchase with proceeds from a Note Purchase, is not a Defaulted Student Loan and has not been tendered at any time to any Guarantor for payment;

                  (i) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

                  (j) that is denominated and payable only in United States dollars in the United States or one of its territories;

                  (k) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Borrower, overtly threatened in writing with respect to such Student Loan;

                  (l) which, together with the contract related thereto, does not contravene in any material respect any laws, rules, or regulations applicable thereto;

                  (m) which is assignable without the consent of, or notice to, any related obligor;

                  (n) which there is only one original executed copy of the promissory note evidencing such Student Loan;

                  (o) that is Guaranteed under, and the subject of, a valid Guarantee Agreement with an eligible Guarantor, with respect to which neither the Borrower nor the Eligible Lender Trustee is in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee Agreement and with respect to which all amounts due and payable to the Department of Education or a Guarantor, as the case may be, have been paid in full;

                  (p) that is the subject of a valid Servicing Agreement with a Servicer, with respect to which the Borrower is not in default in any material respect in the performance of any covenants and agreements made in the applicable Servicing Agreement and with respect to which all amounts due and payable to the Servicer have been paid in full;

                  (q) that is the subject of a valid Custodian Agreement among the Borrower, the Trustee, the Eligible Lender Trustee and the Servicer or Subservicer holding such Student Loan;

                  (r) is a Stafford Loan, a PLUS/SLS Loan or a Consolidation Loan under the Higher Education Act;

                  (s) does not carry a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act (if the Higher Education Act permits the Borrower to charge an interest rate less than the applicable rate of interest, such Student Loan will not bear interest at a rate lower than the applicable rate of interest; provided, however, such Eligible Loans may participate in the Borrower repayment incentive programs described in Exhibit K hereto (as such Exhibit K may be amended from time to time with the consent of the Administrative Agent is its sole discretion);

                  (t) is owned by the Borrower free and clear of any Adverse Claims and in which the Trustee has a first priority perfected security interest in the Borrower's right, title and interest therein pursuant to this Agreement;

                  (u) the addition of such Student Loan to the Pledged Collateral shall not cause the limitations set forth in Section 6.01(o) to be violated by the Borrower; and

                  (v) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act.

         "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

         "Eurodollar Reserve Percentage" means, for any day during any period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "eurocurrency liabilities"). The LIBOR Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "Facility Agent" means each of the Bank of America Facility Agent, the Deutsche Bank Facility Agent and the Societe Generale Facility Agent, and any successors or assigns.

         "Facility Amount" means, initially $765,000,000 (representing $255,000,000 for each Facility Group), as such Facility Amount may be adjusted pursuant to Section 2.03 hereof. The Facility Amount shall at all times be equal to 102% of the Maximum Financing Amount.

         "Facility Fees" means, collectively, the Senior Facility Fees and the Subordinate Facility Fees.

         "Facility Group" means (a) the Bank of America Facility Group, (b) the Deutsche Bank Facility Group and (c) the Societe Generale Facility Group.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by it.

         "Federal Reimbursement Contracts" means any agreement between any Guarantor and the Department of Education providing for the payment by the Department of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Loans and other student loans Guaranteed by any Guarantor and federal Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student loans Guaranteed by any Guarantor.

         "FFEL Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

         "Financed Loans" means any Student Loans (or a beneficial interest or participation interest therein) financed with proceeds of Note Purchases under this Agreement that were purchased by the Borrower from a Seller pursuant to a Student Loan Purchase Agreement.

         "Fitch" means Fitch, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the Notes or CP of a Conduit Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Administrative Agent.

         "Funded Debt" means the sum of all current and non-current portions of long-term debt, lines of credit, notes payable and bonds payable which are not fully secured by Student Loans, participations in Student Loans or residual cash flows on Student Loans.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

         "Grant" or "Granted" means to pledge, create and grant a security interest in and with regard to property. A Grant of Financed Loans, other assets or of any other agreement includes all rights, powers and options (but none of the obligations) of the granting party thereunder.

         "Guarantee" or "Guaranteed" means, with respect to a Student Loan, the insurance or guarantee by the applicable Guarantor, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on such Student Loan and the coverage of the Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by the Guarantor up to the minimum required by law of such losses.

         "Guarantee Agreements" means the Federal Reimbursement Contracts, the Eligible Lender Trustee Guarantee Agreements, the Trustee Guarantee Agreement and any other similar guarantee or agreement issued by a Guarantor to the Eligible Lender Trustee, which pertain to Student Loans.

         "Guarantee Program" means the Guarantor's student loan guarantee program pursuant to which the Guarantor guarantees or insures Student Loans.

         "Guaranteed Loan" means an Eligible Loan which is Guaranteed.

         "Guarantor" means any entity authorized to guarantee Student Loans under the Higher Education Act and with which the Eligible Lender Trustee maintains in effect a Guarantee Agreement.

         "Guarantor Default" means, with respect to a Guarantor, (i) a failure by the Guarantor to make a required material payment as set forth in its Guarantee Agreement for 5 days, (ii) a Bankruptcy Event occurs with respect to the Guarantor or (iii) a material adverse change to the Guarantor's financial condition

         "Higher Education Act" means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

         "Indemnified Amounts" has the meaning assigned to that term in Article IX hereof, and shall also include amounts due to the Valuation Agent pursuant to
Article V of the Valuation Agent Agreement.

         "Independent Director" means a Person who (a) is not a stockholder or other securityholder (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates; (b) is not a director, officer, employee, former employee, Affiliate, member, manager or associate of the Borrower or any of its Affiliates (other than in its capacity as the Independent Director for the Borrower or any of its Affiliates); (c) is not related to any Person referred to in clauses (a) or (b); and (d) is not a trustee, conservator or receiver for the Borrower or any of its Affiliates (other than in its capacity as Independent Director for the Borrower or any of its Affiliates).

         "Interest Component" means, at any time of determination with respect to the Bank of America Conduit Lender and any particular period of determination, the aggregate interest accrued and to accrue through the next Remittance Date for that portion of the Bank of America Conduit Lender's Note accruing interest calculated by reference to the CP Rate at such time (determined by the Bank of America Facility Agent in it discretion, which may be based upon the CP Rate most recently determined by the Bank of America Facility Agent, multiplied by 1.5).

         "Interest Subsidy Payments" means the interest subsidy payments on Student Loans authorized to be made by the Department of Education pursuant to
Section 428 of the Higher Education Act or similar payments authorized by federal law or regulations.

         "Issuance" means an issuance of Notes by the Borrower to the Registered Owners under this Agreement.

         "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

         "Lenders" means, collectively, the Conduit Lenders and the Alternate Lenders.

         "Liabilities'" means the sum of (a) the Aggregate Note Balance, (b) all accrued Carrying Costs applicable thereto, (c) any accrued and unpaid fees, including Custodian Fees, Servicing Fees, Portfolio Administration Fees, Trustee Fees, Eligible Lender Trustee Fees and any other fees payable by the Borrower pursuant to the Transaction Documents or any Program Support Agreement and (d) any outstanding Servicer Advances.

         "LIBOR Base Rate" means, for any period:

                  (a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in United States dollars (for delivery on the first day of such period) with a term equivalent to such period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period, or

                  (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in United States dollars (for delivery on the first day of such period) with a term equivalent to such period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period, or

                  (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such period) in same day funds in the approximate amount of the applicable investment to be funded by reference to the LIBOR Rate and with a term equivalent to such period would be offered by its London Branch to major banks in the offshore dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period.

         "LIBOR Rate" means for any period, a rate per annum determined by the Administrative Agent pursuant to the following formula:

                LIBOR Rate =            LIBOR Base Rate
                              ------------------------------------
                              1.00 - Eurodollar Reserve Percentage

         "Liquidation Period" means the period commencing on the Termination Date and ending on the date all of the Notes and all other amounts payable by the Borrower under the Transaction Documents are paid in full.

         "Liquidity Trigger" means the Principal Balance of the Financed Loans removed from the Pledged Collateral during the preceding 12 calendar month period (and not subsequently refinanced under this Agreement) over the average Aggregate Note Balance during the preceding

12 calendar month period. The Liquidity Trigger is tested every May 1, commencing May 1, 2004.

         "Loan Valuation Percentage" as determined by the Valuation Agent means
(a) (i) the present value of the Net Revenue (using the Portfolio
Characteristics and the Valuation Report Assumptions) divided by (ii) the outstanding Principal Balance of the Eligible Loans within the Pledged Collateral; plus (b) 100%.

         "Material Adverse Effect" means a material adverse effect on:

                  (a) the ability to collect on a material portion the Pledged Collateral;

                  (b) the condition (financial or otherwise), business or properties of the Borrower;

                  (c) the ability of the Borrower to perform its obligations under this Agreement or any other Transaction Document; or

                  (d) the status, existence, perfection, priority or enforceability of the Trustee's interest in the Pledged Collateral.

         "Maturity Date" means the specified maturity of each Note, which, unless otherwise extended by mutual agreement between the Administrative Agent and the Borrower, shall be the first Business Day of the calendar month following the calendar month in which such Note was purchased.

         "Maximum Financing Amount" means, at any time, $750,000,000 (originally being $250,000,000 for each Facility Group) as such amount may be adjusted from time to time pursuant to Section 2.03 hereof; provided, however, that at all times on or after the Termination Date, the "Maximum Financing Amount" shall mean the Aggregate Note Balance.

         "Maximum Note Purchase Amount" means an amount equal to the sum of (a) the Maximum Note Purchase Percentage multiplied by the aggregate outstanding Principal Balance of Eligible Loans proposed to be financed, and (b) without duplication, accrued and unpaid interest, Interest Subsidy Payments and Special Allowance Payments on such Eligible Loans.

         "Maximum Note Purchase Percentage" means (a) with respect to the acquisition of Eligible Loans on any Note Purchase Date, the percentage determined pursuant to Exhibit J hereto based upon the average outstanding principal balance of the Eligible Loans to be purchased and (b) with respect to determination of the value of Eligible Loans within the Pledged Collateral, the percentage determined pursuant to Exhibit J hereto based upon the average outstanding principal balance of the Eligible Loans within the Pledged Collateral.

         "Minimum Asset Coverage Requirement" means an Asset Coverage Ratio of 100.25%.

         "Monthly Rebate Fee" means the monthly rebate fee payable to the Department of Education on the Financed Loans within the Pledged Collateral.

         "Monthly Report" means a report, in substantially the form of Exhibit D hereto, prepared by the Portfolio Administrator and approved and furnished by the Borrower to the Trustee, the Valuation Agent and the Administrative Agent.

         "Moody's" means Moody's Investors Service, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the Notes or the CP of a Conduit Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Administrative Agent.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

         "Net Interest Margin" means, with respect to any calendar month, the difference between the weighted average yield of the Eligible Loans within the Pledged Collateral less the sum of (a) the Yield for that calendar month, and
(b) for that calendar month, (i) the sum of the monthly accrued (A) Servicing Fees, (B) Trustee Fees. (C) Eligible Lender Trustee Fees, (D) Program Fees and
(E) Facility Fees, over (ii) the weighted average Aggregate Note Balance during that month.

         "Net Revenue" means the projected net income to be received from the Eligible Loans within the Pledged Collateral after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Valuation Report Assumptions.

         "Note" means each Senior Note or Subordinate Note issued by the Borrower hereunder to a Registered Owner.

         "Note Account" has the meaning specified in Section 2.11 hereof.

         "Note Purchase" means a purchase, including a Rollover Note Purchase, of the Borrower's Notes by the Lenders pursuant to Article II hereof.

         "Note Purchase Date" means, with respect to any Note Purchase, the date on which such Note Purchase is funded.

         "Note Purchasers" means the Lenders and their respective Program Support Providers, and their respective successors and assigns (subject to Section 11.04 hereof). Each Facility Group shall purchase their Notes and otherwise act through its Facility Agent.

         "Note Register" has the meaning set forth in Section 3.05(a) hereof.

         "Note Registrar" has the meaning set forth in Section 3.05(a) hereof.

         "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Conduit Lenders, the Alternate Lenders, the Program Support Providers, the Trustee, the Eligible Lender Trustee and/or any other Person, arising under or in connection with this Agreement or any other Transaction

Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of and Carrying Costs on the Notes, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

         "Obligor" means a Person obligated to make payments with respect to a Student Loan including the student, the applicable Guarantor and the Department of Education.

         "Official Body" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

         "Opinion of Counsel" means an opinion in writing of legal counsel, who may be counsel to the Borrower, the Trustee, the Administrative Agent, any Facility Agent or any Lender.

         "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Agreement except,

                  (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation; and

                  (b) Notes for whose payment or repayment money in the necessary amount has been theretofore deposited with the Trustee for the Registered Owners of such Notes; and

                  (c) Notes which have been exchanged for other Notes, or in lieu of which other Notes have been delivered, pursuant to this Agreement.

         "Participation Agreement" means a participation agreement between the Borrower and a Seller, substantially in the form attached as Exhibit F hereto, for the purchase of participation interests in Eligible Loans; provided, however, that any Participation Agreement which (a) provides for a participation interest of less than 100% in the underlying Eligible Loans, (b) provides for a Lender's Retained Interest (as defined in the Participation Agreement) of more than 0% or (c) amends the definition of "Eligible Loan" or the repurchase or indemnification provisions contained therein shall require the prior written consent of the Administrative Agent.

         "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than "A-1" or the equivalent thereof from S&P, not less than "P-1" or the equivalent thereof from Moody's and, if rated by Fitch, not less than "F1" or the equivalent thereof from Fitch; (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above maturing no later than 90 days after the date of acquisition; (d) investment agreements with entities have a rating of "AAA" from S&P, "Aaa" from Moody's and, if rated by Fitch, "AAA" from Fitch; (e) commercial paper (other than CP) maturing within 90 days after the date of acquisition and having a rating of not less than "A-1" or the equivalent thereof from S&P, not less than "P-1" or the equivalent thereof from Moody's and if rated by Fitch, not less than "F1" or the equivalent thereof from Fitch; (f) freely redeemable shares in money market funds having a rating of "AAA-m" or "AAAM-G" from S&P, "Aaa" from Moody's and, if rated by Fitch, "AAA" from Fitch; and (g) any other investment approved in writing by the Administrative Agent.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

         "Pledged Collateral" has the meaning specified in Section 2.10 hereof.

         "PLUS/SLS Loan" means a student loan originated under the authority set forth in Section 428A or B (or a predecessor section thereto) of the Higher Education Act and shall include student loans designated as "PLUS Loans" or "SLS Loans," as defined, under the Higher Education Act.

         "Portfolio Administration Agreement" means the Portfolio Administration Agreement, dated as of May 1, 2003, between the Borrower and the Portfolio Administrator, as amended and supplemented pursuant to the terms thereof.

         "Portfolio Administration Fee" means, for each Collection Period, a per annum fee payable to the Portfolio Administrator monthly in arrears equal to 0.18% on the average outstanding Principal Balance of the Eligible Loans within the Pledged Collateral during such Collection Period.

         "Portfolio Administrator" means Nelnet, Inc., a Nevada corporation, and its successors and assigns.

         "Potential Termination Event" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Termination Event.

         "Prime Rate" means, for any day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate for such day, plus 1.50% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its "prime rate". The "prime rate" is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Principal Balance" means, with respect to any Student Loan and any specified date, the original principal amount of such Student Loan, plus capitalized interest thereon, if any, minus prior payments of principal by or on behalf of the Obligor of such Student Loan as of such date.

         "Program Fees" means, collectively, the Senior Program Fees and the Subordinate Program Fees.

         "Program Support Agreement", with respect to any Conduit Lender, means and includes any agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of such Conduit Lender, the issuance of one or more surety bonds for which such Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by the Conduit Lender to any Program Support Provider of any interest in a Note (or portions thereof or participations therein) and/or the making of loans and/or other extensions of liquidity or credit to the Conduit Lender in connection with the Conduit Lender's commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

         "Program Support Provider" means and includes any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with the Conduit Lender's commercial paper program.

         "Program Support Termination Event" means the earliest to occur of the following: (a) any Program Support Provider related to a Conduit Lender has its rating lowered below "A-1" by S&P, "P-1" by Moody's or "F1" by Fitch (if rated by Fitch), unless a replacement Program Support Provider having ratings of at least "A-1" from S&P, "P-1" by Moody's and "F1" by Fitch (if rated by Fitch) is substituted within 30 days of such downgrade; (b) any Program Support Provider shall fail to honor any of its payment obligations under its Program Support Agreement; (c) a Program Support Agreement shall cease for any reason to be in full force and effect or be declared null and void or (d) the final maturity date of such Program Support Agreement (unless such final maturity date is extended pursuant to the Program Support Agreement).

         "Proprietary Institution" means a for-profit vocational school, including a proprietary institution.

         "Proprietary Loan" means a loan made to or for the benefit of a student attending a Proprietary Institution.

         "Pro Rata Share" means (a) with respect to any Note Purchase at any time and any particular Facility Group, a fraction (expressed as a percentage) the numerator of which is the Commitment of the Facility Group, and the denominator of which is the Maximum Financing Amount and (b) with respect to any repayment of Notes, a fraction (expressed as a percentage) the numerator of which is the Aggregate Note Balance attributable to such Facility Group, and the denominator of which is the Aggregate Note Balance. As of the date of this Agreement, the Pro Rata Share of each Facility Group is 33-1/3%.

         "Records'" means all documents, books, records, Student Loan Notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Financed Loans or otherwise in respect of the Pledged Collateral.

         "Registered Owner" means the Person in whose name a Note is registered in the Note Register. The Facility Agents shall be the initial Registered Owners.

         "Regulatory Change" means, relative to any Affected Party:

                  (a) after the date of this Agreement, any change in (or any change in the interpretation or administration), or the adoption, implementation, change in phase-in or commencement or effectiveness of, any:

                           (i) United States federal or state law or foreign law applicable to such Affected Party;

                           (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or governmental authority charged with the interpretation or administration of any law referred to in clause (a)(i) above or (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                           (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

                  (b) any change after the date of this Agreement in the application to such Affected Party (or any implementation by such Affected Party) of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above. For avoidance of doubt, any interpretation or implementation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board (including Interpretation No. 46: Consolidation of Variable Interest Entities) shall constitute an adoption, change, request or directive, and any implementation thereof shall be a "Regulatory Change".

         "Remittance Date" means the first Business Day of each month, commencing the first Business Day of July 2003.

         "Reporting Date" means the 4th Business Day prior to each Remittance Date.

         "Requested Note Purchase Amount" means the amount of the Note Purchase that is requested by the Borrower, not to exceed the Maximum Note Purchase Amount.

         "Requested Note Purchase Percentage" means the rate, stated as a percentage, of the aggregate Principal Balance of the Eligible Loans to be financed by a Note Purchase that is requested by the Borrower, not to exceed the Maximum Note Purchase Percentage.

         "Reserve Account" means the special account created pursuant to Section
2.06 hereof.

         "Reserve Account Requirement" means, as of any date of determination, one-quarter of one percent (0.25%) of the Aggregate Note Balance as of such date.

         "Revolving Period" means the period commencing on the Closing Date and terminating on the Termination Date.

         "Rollover Note Purchase" means a Note Purchase, the proceeds of which are used to refinance the principal of and, to the extent permitted by Section 2.01(a) hereof, accrued and unpaid Carrying Costs on one or more maturing Notes.

         "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the Notes or the CP of a Conduit Lender, and otherwise means such other nationally recognized statistical rating organization as may be designated by the Administrative Agent.

         "Schedule of Financed Loans" means a listing of certain Financed Loans of the Borrower delivered to and held by the Trustee pursuant to Section 6.01(c)(viii) hereof (which Schedule of Financed Loans may be in the form of microfiche or computer file or other medium acceptable to the Trustee), as from time to time amended, supplemented, or modified, which Schedule of Financed Loans shall be the master list of all Financed Loans then compromising a part of the Pledged Collateral pursuant to this Agreement.

         "Secured Creditors" means the Trustee, the Valuation Agent and the Affected Parties.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Sellers" means Nelnet, Inc., any wholly-owned Affiliate of Nelnet, Inc., Union Bank and Trust Company, and, with the consent of the Administrative Agent, any other entity which sells Eligible Loans or participation interests in Eligible Loans to the Borrower pursuant to the terms of a Student Loan Purchase Agreement.

         "Senior Carrying Costs" means an amount equal to the sum of the following: the accrued Yield applicable to the Senior Notes for the preceding Yield Period; the Dealer Fees on commercial paper issued to finance the purchase of the Senior Notes; the Senior Facility Fee; the Senior Program Fee; any past due Yield payable on the Senior Notes; interest on any related loans or other disbursements payable by the Lenders as a result of unreimbursed draws on or under a Program Support Agreement supporting the purchase of the Senior Notes; and, with respect to the Senior Notes, increased costs of the Affected Parties resulting from Yield Protection, if any.

         "Senior Facility Fee" means, with respect to each Facility Group, a facility fee, payable monthly to the Registered Owners of the Senior Notes purchased by or on behalf of such Facility Group, of 14 basis points per annum (or such other amount agreed to by the Borrower and such Facility Group) on 95% of such Facility Group's Pro Rata Share of the Facility Amount.

         "Senior Notes" means the Nelnet Education Loan Funding, Inc. Senior Warehouse Notes issued pursuant to this Agreement.

         "Senior Parity Requirement" shall be deemed to be satisfied as of any date of determination if (i) the Aggregate Market Value (calculated using solely the Maximum Note Purchase Percentage and not the Loan Valuation Percentage) of the assets in the Pledged Collateral (excluding the Reserve Account) as of such date is at least equal to (ii) the aggregate outstanding principal balance of the Senior Notes at such time.

         "Senior Program Fee" means, with respect to each Facility Group, a program fee, payable monthly to the Registered Owners of the Senior Notes purchased by or on behalf of such Facility Group, of 8 basis points per annum (or such other amount agreed to by the Borrower and such Facility Group) on the average outstanding principal balance of the Senior Notes during the preceding calendar month.

         "Servicer" means, individually or collectively, (a) Nelnet, Inc., and
(b) any other organization with which the Borrower has entered into a Servicing Agreement with respect to Financed Loans, with the prior written approval of the Administrative Agent.

         "Servicer Advances" means any Carrying Costs advanced by a Servicer which is an Affiliate of the Borrower pursuant to Section 2.17 hereof.

         "Servicer Default" means (a) any Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of such Servicer under its Servicing Agreement (other than as referred to in clause (b) below) and such failure continues unremedied for 10 days after (i) written notice thereof shall have been given by the Borrower or the Trustee to the Borrower or the Servicer or (ii) the Servicer has actual knowledge thereof; (b) any Servicer shall fail to make any payment or deposit to be made by it under its Servicing Agreement when due and such failure shall remain unremedied for three Business Days; (c) any representation or warranty made or deemed to be made by any Servicer (or any of its officers) under or in connection with its Servicing Agreement or any information or report delivered pursuant to its Servicing Agreement shall prove to have been false or incorrect in any material respect when made; (d) an Event of Bankruptcy shall have occurred with respect to a Servicer; (e) a material adverse change in the condition (financial or otherwise), business or properties of the Servicer or in the ability of the Servicer to service and collect on the Student Loans; or (f)
(i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings (whether or not existing at the time of the execution hereof) not disclosed in writing by the Borrower to the Administrative Agent prior to the execution and delivery of this Agreement is pending against a Servicer or any of its Affiliates at the time execution hereof; or (ii) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (i) or
(ii) above, in the opinion of any Facility Agent, has a material adverse effect on the ability of such Servicer to perform its obligations under its Servicing Agreement.

         "Servicing Agreement" means, individually or collectively, (a) the Master Servicing Agreement, dated as of May 1, 2003, between the Borrower and Nelnet, Inc.; and (b) with the prior written consent of the Administrative Agent, any other servicing agreement between the

Borrower and any Servicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Administrative Agent, under which the respective Servicer agrees to administer and collect the Financed Loans.

         "Servicing Fees" means any fees payable by the Borrower to a Servicer with respect of servicing Financed Loans pursuant to the provisions of its Servicing Agreement, including legal fees and expenses.

         "Societe Generale Alternate Lender" means Societe Generale, a banking corporation organized under the laws of France acting through its New York Branch, each Person who accepts an assignment of Societe Generale's rights and obligations hereunder pursuant to Section 11.04 hereof, and the successors and assigns of any of them. The Societe Generale Alternate Lender may include one or more Persons following an assignment pursuant to Section 11.04 hereof, and if more than one Person, each Person who is a Societe Generale Alternate Lender will have the rights and obligations with respect to Note Purchases in the respective percentages specified in the agreement(s) governing such assignment(s).

         "Societe Generale Conduit Lender" means Barton Capital Corporation, a Delaware corporation, and its successors and assigns.

         "Societe Generale Facility Agent" means Societe Generale, a banking corporation organized under the laws of France acting through its New York Branch, and its successors and assigns.

         "Societe Generale Facility Group" means the Societe Generale Conduit Lender, the Societe Generale Facility Agent, the Societe Generale Alternate Lender and each Societe Generale Program Support Provider.

         "Societe Generale Program Support Provider" means any Program Support Provider which is a party to a Program Support Agreement with (or benefiting) the Societe Generale Facility Agent, the Societe Generale Conduit Lender and/or the Societe Generale Alternate Lender.

         "Solvent" means, at any time with respect to any Person, a condition under which:

                  (a) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

                  (b) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts," for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent);

                  (c) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

                  (d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

                  For purposes of this definition:

                           (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

                           (ii) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

                           (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

                           (iv) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms-length transaction in an existing and not theoretical market.

         "Special Allowance Payments" means special allowance payments on Student Loans authorized to be made by the Department of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

         "Stafford Loan" means a loan made to an Eligible Borrower designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

         "Stock" means all shares, options, general or limited partnership interests, limited liability membership interests, or other equivalents (regardless of how designated), participation or other equivalents (however designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures or any other equity security, and all agreements, instruments and documents convertible, in whole or in part, into any one or more of all of the foregoing.

         "Student Loan" means a Consolidation Loan, a PLUS/SLS Loan or a Stafford Loan, including a Proprietary Loan.

         "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

         "Student Loan Purchase Agreement" means either (a) a student loan purchase agreement between the Borrower and a Seller, substantially in the form attached as Exhibit A hereto, for the purchase of Eligible Loans; provided, however, that any student loan purchase agreement which amends the definition of "Eligible Loan" contained therein or the repurchase or indemnity requirements of the Seller thereunder shall require the prior written consent of the Administrative Agent, or (b) a Participation Agreement.

         "Subordinate Carrying Costs" means an amount equal to the sum of the following: the accrued Yield applicable to the Subordinate Notes for the preceding Yield Period; the Dealer Fees on commercial paper issued to finance the purchase of the Subordinate Notes; the Subordinate Facility Fee; the Subordinate Program Fee; any past due Yield payable on the Subordinate Notes; interest on any related loans or other disbursements payable by the Lenders as a result of unreimbursed draws on or under a Program Support Agreement supporting the purchase of the Subordinate Notes; and, with respect to the Subordinate Notes, increased costs of the Affected Parties resulting from Yield Protection, if any.

         "Subordinate Facility Fee" means, with respect to each Facility Group, a facility fee, payable monthly to the Registered Owners of the Subordinate Notes purchased by or on behalf of such Facility Group, of 14 basis points per annum (or such other amount agreed to by the Borrower and such Facility Group) on 5% of each Facility Group's Pro Rata Share of the Facility Amount.

         "Subordinate Notes" means the Nelnet Education Loan Funding, Inc. Subordinate Warehouse Notes issued pursuant to this Agreement.

         "Subordinate Program Fee" means, with respect to each Facility Group, a program fee, payable monthly to the Registered Owners of the Subordinate Notes purchased by or on behalf of such Facility Group, of 48 basis points per annum (or such other amount agreed to by the Borrower and such Facility Group) on the average outstanding principal balance of the Subordinate Notes during the preceding calendar month.

         "Subservicer" means, individually or collectively, (a) Nelnet Loan Services, Inc., (b) Sallie Mae Servicing L.P., (c) ACS Education Services, Inc.,
(d) Pennsylvania Higher Education Assistance Agency, (e) Great Lakes Educational Loan Services, Inc., and (f) any other organization with which the Servicer has entered into a Subservicing Agreement with respect to Financed Loans, with the prior written approval of the Administrative Agent; provided, however, Sallie Mae Servicing L.P., ACS Education Services, Inc., Pennsylvania Higher Education Assistance Agency and Great Lakes Educational Loan Services, Inc. shall not subservice any Financed Loans until the Administrative Agent has approved in writing its respective Subservicing Agreement.

         "Subservicing Agreement" means, individually or collectively, (a) the Loan Servicing Agreement, dated as of May 1, 2003, between the Servicer and Nelnet Loan Services, Inc.; (b) a Servicing Agreement between the Servicer and Sallie Mae Servicing L.P. and approved in writing by the Administrative Agent;
(c) a Servicing Agreement between ACS Education Services Inc. and the Servicer and approved in writing by the Administrative Agent; (d) a Servicing Agreement between Pennsylvania Higher Education Assistance Agency and the Servicer and approved in writing by the Administrative Agent; (e) a Servicing Agreement between Great Lakes Educational Loan Services, Inc. and the Servicer and approved in writing by the Administrative Agent; and (f) with the prior written consent of the Administrative Agent, any other subservicing agreement between the Servicer and any Subservicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Administrative Agent, under which the respective Subservicer agrees to administer and collect the Financed Loans.

         "Tangible Net Worth" means the sum of shareholders equity less all intangibles appearing on the balance sheet or any other asset reasonably determined by the Administrative Agent as ineligible.

         "Termination Date" means the earliest to occur of (a) May 14, 2004 (unless such date is extended pursuant to Section 2.16 hereof); (b) any date designated by the Borrower as the date for terminating the entire Maximum Financing Amount pursuant to Section 2.03 hereof; (c) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VII hereof; and (d) the occurrence of the a Program Support Termination Event.

         "Termination Event" has the meaning assigned to that term in Article VII hereof.

         "Transaction Documents" means, collectively, this Agreement, the Valuation Agent Agreement, the Eligible Lender Trust Agreement, the Portfolio Administration Agreement, all Servicing Agreements, the Subservicing Agreements, all Custodian Agreements, all Student Loan Purchase Agreements, all Guarantee Agreements and all other instruments, documents and agreements executed in connection with any of the foregoing.

         "Treasury Regulations" means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.

         "Trigger Rate" means, as to any Guarantor, such Guarantor's default rate as defined in Section 428(c)(1)(B) of the Higher Education Act.

         "Trustee" means Wells Fargo Bank Minnesota, National Association, a national banking association, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Agreement.

         "Trustee Fees" means the fees, expenses and charges of the Trustee, including legal fees and expenses.

         "Trustee Guarantee Agreement" means any guarantee or agreement issued by any Guarantor to the Trustee, and any amendment thereto entered into in accordance with the provisions thereof and hereof.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "United States" means the United States of America.

         "Unguaranteed Amounts" means, as of any date, that portion, if any, of the Principal Balance plus accrued interest (including any Special Allowance Payments or Interest Subsidy

Payments) of a Student Loan that is not Guaranteed or otherwise not payable under the applicable Guarantee Agreement.

         "Unused Commitment" shall have the meaning set forth in Section 2.15 hereof.

         "Valuation Agent" means Banc of America Securities LLC, or any other entity appointed as Valuation Agent by the Borrower and approved by the Administrative Agent, which approval shall not be unreasonably withheld.

         "Valuation Agent Agreement" means the Valuation Agent Agreement, dated as of May 1, 2003, among the Borrower, the Administrative Agent and the Valuation Agent and any other valuation agent agreement in the form attached as Exhibit B hereto among the Borrower, the Administrative Agent and the Valuation Agent, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Administrative Agent.

         "Valuation Date" means the 20th day of each February, May, August and November, commencing August 20, 2004.

         "Valuation Report" means a report furnished by the Valuation Agent to the Portfolio Administrator, the Administrative Agent and the Borrower pursuant to Section 6.10(a) hereof, the form of which is attached as Exhibit A to the Valuation Agent Agreement.

         "Valuation Report Assumptions" means the cash flow and related assumptions set forth in Exhibit C to the Valuation Agent Agreement.

         "Yield" means, for each Facility Group's Notes and any Yield Period,
(a) with respect to the Senior Notes, the applicable Yield Rate multiplied by the average outstanding amount of the average outstanding principal balance of the Senior Notes during such Yield Period, plus any Yield Underpayment with respect to the Senior Notes from the prior Yield Period and less any Yield Overpayment with respect to the Senior Notes from the prior Yield Period, and
(b) with respect to the Subordinate Notes, the applicable Yield Rate multiplied by the average outstanding amount of the average outstanding principal balance of the Subordinate Notes during such Yield Period, plus any Yield Underpayment with respect to the Subordinate Notes from the prior Yield Period and less any Yield Overpayment with respect to the Subordinate Notes from the prior Yield Period.

         "Yield Period" means the period from and including a Remittance Date (or the Closing Date in the case of the initial Yield Period) to the day preceding the next succeeding Remittance Date.

         "Yield Rate" means, with respect to any Yield Period, (a) if a Conduit Lender funds (directly or indirectly) its portion of the Aggregate Note Balance with CP, the CP Rate, (b) if an Alternate Lender or a Conduit Lender (if funding its investment other than with CP) funds its portion of the Aggregate Note Balance (except as set forth in clause (c) or (d) of this definition), the one month LIBOR Rate plus 1.00%, (c) on any day after a Termination Event or a Potential Termination Event has occurred and shall be continuing, the Prime Rate plus 2.00% and (d) for the initial rate period funded by an Alternate Lender or by a Conduit Lender (if funding its

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

investment other than with CP) or at any time when LIBOR Rate is unavailable or cannot be determined, the Prime Rate.

         "Yield Overpayment" means, with respect to any Yield Period, the excess, if any, of (i) the amount of interest for such Yield Period determined based on the CP Rate as initially determined by the applicable Facility Agent pursuant to the definition of "CP Rate," over (ii) the amount of interest for such Yield Period determined based upon the CP Rate as redetermined by the applicable Facility Agent prior to the next Remittance Date pursuant to the definition of "CP Rate."

         "Yield Protection" means any Lender's reasonable increased costs for taxes, reserves, breakage costs, changes in capital requirements and certain reasonable expenses imposed on such Lender (which may be due to regulatory or accounting changes, including FASB Interpretation No. 46: Consolidation of Variable Interest Entities) as provided in the Sections 2.02(d), 2.15 and 11.08(b) hereof.

         "Yield Underpayment" means, with respect to any Yield Period, the excess, if any, of (i) the amount of interest for such Yield Period determined based upon the CP Rate as redetermined by the applicable Facility Agent prior to the next Remittance Date pursuant to the definition of "CP Rate," over (ii) the amount of interest for such Yield Period determined based on the CP Rate as initially determined by the applicable Facility Agent pursuant to the definition of "CP Rate."

         SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.03. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         SECTION 1.04. CALCULATION OF YIELD RATE AND CERTAIN FEES. The Yield Rate on the Notes and all fees payable to the Lenders, the Note Purchasers or the Registered Owners pursuant to this Agreement are calculated based on the actual number of days divided by 360.

                                   ARTICLE II

                                  THE FACILITY

         SECTION 2.01. ISSUANCE AND PURCHASE OF NOTES.

                  (a) On the terms and conditions hereinafter set forth, each Alternate Lender agrees to purchase, and each Conduit Lender may, in its sole discretion, purchase Notes issued by the Borrower in proportion to their respective Pro Rata Shares from time to time up to an aggregate principal amount outstanding at any one time not to exceed the Maximum Financing Amount in effect at the time of such Note Purchase; provided that no Facility Group shall be required to purchase Notes in a principal amount of less than

         $500,000 and integral multiples of $250,000 in excess thereof, nor in an amount in excess of such Facility Group's Commitment. An amount equal to ninety five percent (95%) of each Requested Note Purchase Amount shall be funded through the sale of Senior Notes to the Lenders and an amount equal to five percent (5%) of each Requested Note Purchase Amount shall be funded through the sale of Subordinate Notes to the Lenders, with each Facility Group purchasing its Pro Rata Share of the Requested Note Purchase Amount pursuant to its Senior Note and its Subordinate Note, respectively. Within the limits set forth in this Section and the other terms and conditions of this Agreement, during the Revolving Period, the Borrower may issue, prepay and reissue Notes under this Section. In addition, the aggregate principal amount of any Note Purchase, which is not a Rollover Note Purchase, shall not exceed the Maximum Note Purchase Amount, and the aggregate principal amount of any Rollover Note Purchase shall not exceed the aggregate principal amount of and, to the extent permitted by this subsection (a), accrued and unpaid Carrying Costs on the Notes being refinanced with such Rollover Note Purchase. Prior to the Termination Date and subject to the Maximum Financing Amount, the Borrower shall have the right to request that the aggregate principal amount of a Rollover Note Purchase shall include the accrued and unpaid Carrying Costs on the Notes being refinanced with the Rollover Note Purchase. All Notes issued hereunder shall be denominated in and be payable in United States dollars. All then Outstanding Notes and other Obligations hereunder shall be due and payable on May 14, 2004 (unless such date is extended pursuant to Section 2.16 hereof) or such earlier date as provided in Article VII hereof.

                  (b) Each Lender's obligations under this Section are several and the failure of any Conduit Lender or any Alternate Lender to make available its Pro Rata Share of any requested Note Purchase shall not relieve any other Note Purchaser of its obligations hereunder or obligate any other Note Purchaser to honor the obligations of any defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, no Facility Group shall be obligated or committed to fund any portion of any Note Purchase in excess of its Pro Rata Share thereof or in an aggregate principal amount in excess of its Commitment. On the Closing Date, the Commitment of each Facility Group and each Alternative Lender is $250,000,000, as such Commitment amount may be adjusted pursuant to Section 2.03 hereof.

                  (c)      Each Note shall be issued in the name of a Registered
         Owner.

                  (d) Each Note Purchase shall be purchased at 100% of the principal amount thereof.

         SECTION 2.02. THE INITIAL NOTE PURCHASE AND SUBSEQUENT NOTE PURCHASES.

                  (a) Any Note Purchase made by the Lenders during the Revolving Period will be made on any Business Day at the request of the Borrower, subject to and in accordance with the terms and conditions of
         Section 2.01 hereof and this Section; provided, however, that the Borrower may only request three (3) Note Purchases in any calendar week (unless otherwise agreed by the Borrower and each Facility Agent). After the Revolving Period, the Conduit Lenders and the Alternate Lenders shall make only

         Rollover Note Purchases on a Remittance Date (unless otherwise agreed by the Borrower and each Facility Agent) at the request of the Borrower, subject to and in accordance with the terms and conditions of
         Section 2.01 hereof and this Section, solely to the extent necessary to refund any maturing Notes.

                  (b) Subject to the satisfaction of the conditions precedent set forth in this Agreement, the Borrower may request a Note Purchase hereunder by giving written notice to each Facility Agent, with a copy to the Trustee, in the form of Exhibit C hereto not later than 12:00 noon, New York City/Charlotte, North Carolina time, on the Business Day prior to the proposed Note Purchase Date. Each such notice shall specify (i) the aggregate amount of such Note Purchase, which shall be in an amount equal to or greater than $500,000 and any integral multiple of $250,000 with respect to each Facility Group, (ii) the Note Purchase Date and (iii) the Requested Note Purchase Percentage, if applicable to the Note Purchase, and the Requested Note Purchase Amount. On the Note Purchase Date and no later than 2:00 p.m., New York City/Charlotte, North Carolina time, each Alternate Lender shall and each Conduit Lender, in its sole discretion, may upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Borrower in same day funds, its respective Pro Rata Share of the Requested Note Purchase Amount by payment to the account which the Borrower has designated in writing.

                  (c) Except as otherwise provided in Article IX hereof or elsewhere herein, principal and accrued Carrying Costs on the Notes shall be payable solely from the Pledged Collateral and from payments made or owing pursuant to the "Collateral Calls" made in accordance with Section 6.13 hereof. Any principal and Carrying Costs due or accrued on the Notes on any Remittance Date will be payable to the Registered Owner for each Facility Group based on its share of principal and Carrying Costs payable no later than 1:00 p.m. (New York City/Charlotte, North Carolina time) on such Remittance Date in accordance with Sections 2.05(b) and Section 2.12 hereof and may be prepaid in whole or in part on any Business Day upon two (2) Business Day's prior written notice to each Facility Agent indicating the amount of such prepayment and the Business Day on which such prepayment shall be made.

                  (d) Each Note Purchase request shall be irrevocable and binding on the Borrower, and the Borrower shall indemnify each Lender against any loss or expense incurred by such Lender, either directly or indirectly (including, in the case of a Conduit Lender, through the applicable Program Support Agreement) as a result of any failure by the Borrower to complete such Note Purchase, including any loss (including loss of profit) or expense incurred by any Facility Agent or any Lender, either directly or indirectly (including, in the case of a Conduit Lender, pursuant to the applicable Program Support Agreement) by reason of the liquidation or reemployment of funds acquired by such Lender (or the applicable Program Support Provider(s)) (including funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) in order to fund such Note Purchase. Any such amounts shall constitute "Yield Protection" hereunder.

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

         SECTION 2.03. INCREASE, REDUCTION OR TERMINATION OF THE FACILITY AMOUNT AND MAXIMUM FINANCING AMOUNT. The Borrower may request that the Facility Amount and the Maximum Financing Amount be increased by requesting one or more of the Facility Groups to increase its Commitment. Any such increase in the Commitment by a Facility Group shall be in the sole discretion of the Facility Agent for such Facility Group. Upon receipt of written evidence that a Facility Group has agreed to increase its Commitment, the Maximum Financing Amount shall be increased by the increase in such Facility Group's Commitment. The Borrower may, upon at least two (2) Business Days' written notice to the Administrative Agent and each Facility Agent terminate in whole or reduce in part the portion of the Maximum Financing Amount that exceeds the Aggregate Note Balance. Any such reduction in the Maximum Financing Amount shall be allocated among the Facility Groups as determined by the Borrower. The Borrower shall pay all outstanding principal and Carrying Costs on the Notes owned by any Lender upon the termination of the Commitment of its Facility Group. The Facility Amount shall, at all times, be an amount equal to 102% of the Maximum Financing Amount.

         SECTION 2.04. COLLECTION ACCOUNT. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Collection Account. The Collection Account shall be maintained as a segregated trust account in the trust department of the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. Any Collections received by the Borrower, the Trustee, the Eligible Lender Trustee, the student loan depositaries or co-depositaries, the Custodians, the Sellers, the Servicers or the Subservicers, or any agent thereof, as the case may be, are to be transmitted to the Collection Account within two Business Days of receipt. The Borrower shall direct the Eligible Lender Trustee and each Servicer, Subservicer, Seller, Custodian, student loan depository or co-depositories, or agent thereof, to transmit any Collections it receives with respect to the Financed Loans directly to the Trustee for deposit to the Collection Account. Any Note Purchases deposited to the Collection Account shall be deposited into a separate account established within the Collection Account (the "Collection Note Purchase Subaccount") and used to finance the purchase of Eligible Loans or repay Notes pursuant to Sections 2.05(d) and 2.18 hereof. Funds on deposit in the Collection Account may be invested from time to time in Permitted Investments in accordance with Section 2.08 hereof. The Trustee shall apply funds on deposit in the Collection Account as described in Section 2.05 hereof.

         SECTION 2.05. TRANSFERS FROM COLLECTION ACCOUNT.

                  (a) On or prior to each Reporting Date, the Borrower shall cause the Portfolio Administrator to prepare the Monthly Report and shall provide or cause to be provided to the Portfolio Administrator all information necessary or appropriate to accurately prepare such Monthly Report, all calculations, unless otherwise specified, to be made as of the end of the current Collection Period, and cause the Portfolio Administrator to forward such Monthly Report to the Trustee, the Administrative Agent and the Valuation Agent.

                  (b) The Trustee, on each Remittance Date, shall apply the moneys received by the Trustee during the immediately preceding Collection Period and held in the Collection Account as directed by the Borrower (or if the Borrower fails to provide such direction, as provided by the Administrative Agent) pursuant to the Monthly Report, on which the Trustee may conclusively rely, on such Remittance Date (or as otherwise provided in Article VII hereof), in the following priority:

                           (i) pay to the Department of Education an amount equal to any unpaid Monthly Rebate Fee for the immediately preceding Collection Period plus any Monthly Rebate Fees not previously paid, but only to the extent the Department of Education has not deducted or netted the amount from the Interest Subsidy Payments or Special Allowance Payments;

                           (ii) pay to any Servicer, on a pro rata basis, an amount equal to its unreimbursed Servicer Advances due and owing;

                           (iii) pay to each Servicer and Custodian, as appropriate and on a pro rata basis, an amount equal to the Servicing Fee and Custodian Fee which is due and owing as of the close of business on the last day of the immediately preceding Collection Period;

                           (iv) pay to the Trustee and the Eligible Lender Trustee, as appropriate and on a pro rata basis, an amount equal to the Trustee Fee and the Eligible Lender Trustee Fee which is due and owing as of the close of business on the last day of the immediately preceding Collection Period and all expenses incurred by the Trustee and the Eligible Lender Trustee in connection with the enforcement of this Agreement;

                           (v) pay to the Registered Owners of the Senior Notes, on a pro rata basis, all Senior Carrying Costs (other than any Yield Protection with respect to the Senior Notes) which are accrued and unpaid as of the Remittance Date (which may be based upon estimates of the CP Rates provided by each of the Facility Agents as provided in the definition of "CP Rate"); provided, however, that Yield payable under this clause shall be calculated at a Yield Rate equal to the CP Rate or the one-month LIBOR Rate (if Yield is payable based on the LIBOR Rate or the Prime Rate) (as applicable);

                           (vi)     if the Senior Parity Requirement is
                  satisfied, pay to the Registered Owners of the Subordinate Notes, on a pro rata basis, all Subordinate Carrying Costs (other than any Yield Protection with respect to the Subordinate Notes) which are accrued and unpaid as of the Remittance Date (which may be based upon estimates of the CP Rates provided by each of the Facility Agents as provided in the definition of "CP Rate"); provided, however, that Yield payable under this clause shall be calculated at a Yield Rate equal to the CP Rate or the one-month LIBOR Rate (if Yield is payable based on the LIBOR Rate or the Prime Rate) (as applicable);

                           (vii) to the Administrative Agent for the account of the applicable Note Purchasers, to reduce the aggregate outstanding principal balance of the Senior Notes to the extent necessary such that after giving effect to such payment the Senior Parity Requirement is satisfied;

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

                           (viii) to the extent not paid in clause (vi) above, pay to the Registered Owners of the Subordinate Notes, on a pro rata basis, all Subordinate Carrying Costs (other than any Yield Protection with respect to the Subordinate Notes) which are accrued and unpaid as of the Remittance Date (which may be based upon estimates of the CP Rates provided by each of the Facility Agents as provided in the definition of "CP Rate"); provided, however, that Yield payable under this clause shall be calculated at a Yield Rate equal to the CP Rate or the one-month LIBOR Rate (if Yield is payable based on the LIBOR Rate or the Prime Rate) (as applicable);

                           (ix) prior to the commencement of the Liquidation Period, deposit into the Reserve Account any amount required to cause the amount on deposit in the Reserve Account to equal the Reserve Account Requirement;

                           (x) prior to the commencement of the Liquidation Period, to either (as specified by the Borrower) (A) prepay, on a pro rata basis, the Notes or (B) fund the purchase of additional Eligible Loans, in each case, until the Asset Coverage Ratio is at least equal to the Minimum Asset Coverage Requirement (after giving effect to such applications and all subsequent applications pursuant to this subsection (b));

                           (xi) after the commencement of the Liquidation Period, if consented to in writing by each Facility Agent, pay to the Portfolio Administrator the Portfolio Administration Fee which is due and owing as of the close of business on the last day of the immediately preceding Collection Period;

                           (xii) after the commencement of the Liquidation Period, if consented to in writing by each Facility Agent, pay as directed by the Borrower, an amount equal to the estimated taxes owed by the Borrower that are payable prior to the next Remittance Date and not previously paid, which relate to the net income of the Borrower realized on the Eligible Loans within the Pledged Collateral and other assets in the Pledged Collateral; and

                           (xiii) after the commencement of the Liquidation Period, to the Administrative Agent for the account of the Note Purchasers, to reduce the Aggregate Note Balance on a pro rata basis in the following priority:

                                    (A)      first, to reduce the Senior Notes
                           until the outstanding principal amount thereof is zero;

                                    (B)      second, to reduce the Subordinate
                           Notes until the outstanding principal amount thereof is zero;

                           (xiv) to the extent not paid under clause (v) above, pay to the Registered Owners of the Senior Notes, on a pro rata basis, all Senior Carrying Costs (other than any Yield Protection with respect to the Senior Notes) which are accrued and unpaid as of the Remittance Date (which may be based upon estimates of the CP

                  Rates provided by each of the Facility Agents as provided in the definition of "CP Rate") (but without giving effect to the proviso to such clause (v));

                           (xv)     to the extent not paid under clauses (vi) or
                  (viii) above, pay to the Registered Owners of the Subordinate Notes, on a pro rata basis, all Subordinate Carrying Costs (other than any Yield Protection with respect to the Subordinate Notes) which are accrued and unpaid as of the Remittance Date (which may be based upon estimates of the CP Rates provided by each of the Facility Agents as provided in the definition of "CP Rate") (but without giving effect to the provisos to such clauses (vi) and (viii));

                           (xvi) pay to the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Valuation Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Program Support Providers and any Affected Party, on a pro rata basis if necessary, any Indemnified Amounts and any Yield Protection (with any Yield Protection with respect to the Senior Notes being paid prior to any Yield Protection with respect to the Subordinate Notes) due and owing pursuant to this Agreement as of such Remittance Date;

                           (xvii) if not paid under clause (xi) above, pay to the Portfolio Administrator the Portfolio Administration Fee which is due and owing as of the close of business on the last day of the immediately preceding Collection Period;

                           (xviii)  pay any other Obligations which are accrued
                  and unpaid as of the close of business on the last day of the immediately preceding Collection Period to the Person owed such Obligation;

                           (xix) if not paid under clause (xiii) above, pay as directed by the Borrower, an amount equal to the estimated taxes owed by the Borrower that are payable prior to the next Remittance Date and not previously paid, which relate to the net income of the Borrower realized on the Eligible Loans within the Pledged Collateral and other assets in the Pledged Collateral; and

                           (xx)     transfer any remaining amounts to the
                  Borrower.

                  (c) Any moneys allocated to the payment of Trustee Fees, Eligible Lender Trustee Fees, Portfolio Administration Fees, Servicing Fees, Custodian Fees, principal and accrued Carrying Costs on the Notes, Indemnified Amounts and other Obligations pursuant to this Section shall be transferred to the applicable payee, to the extent such Obligations are then due and payable as directed by a written direction of the Borrower to the Trustee (or, if the Borrower fails to provide such direction, at the written direction of the Administrative Agent), and the Trustee may conclusively rely upon such written instructions without any duty to determine or examine the same.

                  (d) Any Note proceeds deposited to the Collection Note Purchase Subaccount shall be disbursed pursuant to a written direction of the Borrower to the Trustee for the purpose of purchasing or financing Eligible Loans or repaying Notes.

                  (e) Any amounts in the Collection Account used to redeem Notes shall, unless otherwise provided, be used to redeem Senior Notes on a pro rata basis with ninety-five percent (95%) of the redemption amount and used to redeem Subordinate Notes on a pro rata basis with five percent (5%) of the redemption amount.

         SECTION 2.06. RESERVE ACCOUNT. On or prior to the date hereof, the Borrower shall establish and maintain, or cause to be established and maintained, the Reserve Account. The Reserve Account shall be maintained in a segregated trust account in the trust department of the Trustee or another commercial bank designated by the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. The Reserve Account Requirement shall be deposited into the Reserve Account by the Borrower from proceeds of each Note Purchase and additional amounts shall be deposited to the Reserve Account pursuant to Section 2.05(b)(ix) hereof. Funds on deposit in the Reserve Account may be invested from time to time in Permitted Investments in accordance with Section 2.08 hereof. The Trustee shall apply funds on deposit in the Reserve Account as described in Section 2.07 hereof. If amounts available in the Collection Account are insufficient to restore the Reserve Account to the Reserve Account Requirement on the immediately succeeding Remittance Date, the Borrower shall satisfy such deficiency from other sources.

         SECTION 2.07. TRANSFERS FROM THE RESERVE ACCOUNT. To the extent there are insufficient moneys in the Collection Account to pay the amounts set forth in clauses (b)(i) through (vi) of Section 2.05 hereof in accordance with the provisions of Section 2.05 hereof on any Remittance Date, the Trustee shall transfer moneys held by the Trustee in the Reserve Account, to the extent available for distribution on the specified day, to pay the amounts set forth in clauses (b)(i) through (vi) of Section 2.05 hereof in the priority set forth in
Section 2.05 hereof. Unless a Termination Event has occurred and is continuing, any amounts on deposit in the Reserve Account in excess of the Reserve Account Requirement may, at the written direction of the Borrower, be transferred to the Collection Account or use to prepay, on a pro rata basis, the Notes.

         SECTION 2.08. MANAGEMENT OF COLLECTION ACCOUNT AND RESERVE ACCOUNT.

                  (a) All funds held in the Collection Account and the Reserve Account (or any subaccount thereof), including investment earnings thereon, shall be invested at the direction of the Portfolio Administrator in Permitted Investments having a maturity date not later than the next date on which any distributions are to be made from funds on deposit in the Collection Account and/or the Reserve Account; provided, however, that from and after the Termination Date, the Administrative Agent shall have the sole right to restrict the maturities of any investments held in the Collection Account and/or the Reserve Account and to direct the withdrawal of any such investments for the purposes of paying the Obligations, including any unpaid principal and Carrying Costs on the Notes. All investment earnings (net of losses) on such Permitted Investments shall be credited to the Collection Account or the Reserve Account, as the case may be.

                  (b) The Collection Account and the Reserve Account shall be established with a securities intermediary (the "Securities Intermediary") who shall agree with the Trustee (and Wells Fargo Bank Minnesota, National Association, as Securities Intermediary, hereby agrees with the Trustee) that (i) the Collection Account and the Reserve Account shall be securities accounts of the Trustee, (ii) all property credited to the Collection Account or the Reserve Account shall be treated as a financial asset, (iii) the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to the Collection Account or the Reserve Account, (iv) the Securities Intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) except as otherwise provided in subsection (a) of this Section, the Securities Intermediary shall not agree to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) the Collection Account, the Reserve Account and all property credited to either such account shall not be subject to any lien, security interest, right of set-off or encumbrance in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Trustee), and (vii) the agreement herein between the Securities Intermediary and the Trustee shall be governed by the laws of the State of Minnesota. Each term used in this Section 2.08(b) and in Section 2.08(c) hereof and defined in the Minnesota Uniform Commercial Code (the "Minnesota UCC") shall have the meaning set forth in the Minnesota UCC.

                  (c) No Permitted Investment in the form of an instrument or certificated security as defined in the Minnesota UCC in the possession of the Trustee (i) shall be subject to a third party's security interest that could be perfected without possession pursuant to Sections 9-312(e) & (g) of the Minnesota UCC, or (ii) shall constitute proceeds of any property subject to such third party's security interest.

         SECTION 2.09. PLEDGED COLLATERAL ASSIGNMENT OF THE TRANSACTION DOCUMENTS. TO secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Borrower (and the Eligible Lender Trustee, in its capacity as titleholder to the Financed Loans) hereby assigns to the Trustee, and Grants to the Trustee a security interest, in each case, for the benefit of the Secured Creditors in accordance with their interests, in all of the Borrower's (and the Eligible Lender Trustee's, in its capacity as titleholder to the Financed Loans) right and title to and interest in (but not the obligations of) the Transaction Documents. The Borrower confirms and agrees that the Trustee shall have, following a Termination Event, the sole right to enforce the Borrower's rights and remedies under the Transaction Documents with respect to the Pledged Collateral for the benefit of the Secured Creditors, but without any obligation on the part of the Trustee or any other Secured Creditor or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Transaction Documents.

         SECTION 2.10. GRANT OF A SECURITY INTEREST. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Borrower (and the Eligible Lender Trustee, in its capacity as titleholder to the Financed Loans) hereby Grants to the Trustee on behalf of the Secured Creditors (and their respective successors and assigns), a security interest in all of the Borrower's and the Eligible Lender Trustee's right, title and interest in all accounts, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all of the property and interests in property, whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located arising from, consisting of, or related to any of the following (collectively, the "Pledged Collateral"):

                  (a) all Financed Loans (including any beneficial interests or participation interests in Financed Loans);

                  (b) all revenues and recoveries of principal from Financed Loans, including all Interest Subsidy Payments, Special Allowance Payments, borrower payments and reimbursements of principal and accrued interest on default claims received and to be received from any Guarantor;

                  (c) any other Collections, Permitted Investments, funds and accrued earnings thereon held in the various funds and accounts created under this Agreement, including the Collection Account and the Reserve Account;

                  (d) all rights and remedies (but none of the obligations) under each of the Transaction Documents;

                  (e) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Financed Loans, whether pursuant to the contract related to such Financed Loan or otherwise;

                  (f) all Records relating to such Financed Loans and the foregoing items; and

                  (g)      all proceeds of any of the foregoing.

         SECTION 2.11. EVIDENCE OF DEBT. Each Facility Agent shall maintain a Note Account (the "Note Account") on its books in which shall be recorded (a) all Note Purchases owed to each related Lender in its related Facility Group by the Borrower pursuant to this Agreement, (b) the outstanding principal amount of Note Purchases then funded by or on behalf of its related Facility Group, (c) all payments of principal and Carrying Costs made by the Borrower on all such Note Purchases, and (d) all appropriate debits and credits with respect to its related Facility Group as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. All entries in each Facility Agent's Note Account shall be made in accordance with such Lender's customary accounting practices as in effect from time to time. The entries in the Note Account shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Borrower to pay any amount owing with respect to the Notes or any of the other Obligations.

         SECTION 2.12. PAYMENTS BY THE BORROWER. All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by, or on behalf of, the Borrower for the account of a Conduit Lender, an Alternate Lender or a Program Support Provider, as the case may be, shall be made to an account designated by such Conduit Lender, Alternate Lender or Program Support Provider, in United States dollars. Such payments shall be made in immediately available funds so as to be

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

received by such Conduit Lender, Alternate Lender or Program Support Provider no later than 1:00 p.m., New York City/Charlotte, North Carolina time, on the date specified herein. Payments shall be applied in the order of priority specified in Section 2.05(b) hereof. Any payment which is received later than 1:00 p.m., New York City/Charlotte, North Carolina time, shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         SECTION 2.13. PAYMENT OF STAMP TAXES, ETC. The Borrower agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality (hereinafter referred to as "Other Applicable Taxes") relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto and shall hold each of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Affected Parties and the Program Support Providers harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Other Applicable Taxes.

         SECTION 2.14. SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Note Purchaser shall obtain on account of the Notes owned by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share (or other share contemplated hereunder), such Note Purchaser shall immediately
(a) notify the Administrative Agent of such fact, and (b) purchase from the other Note Purchasers such participations made by them as shall be necessary to cause such purchasing Note Purchaser to share the excess payment pro rata (based on the Pro Rata Share of each Note Purchaser) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Note Purchaser, such purchase shall to that extent be rescinded and each other Note Purchaser shall repay to the purchasing Note Purchaser the purchase price paid therefor, together with an amount equal to such paying Note Purchaser's ratable share (according to the proportion of (i) the amount of such paying Note Purchaser's required repayment to (ii) the total amount so recovered from the purchasing Note Purchaser) of any interest or other amount paid or payable by the purchasing Note Purchaser in respect of the total amount so recovered The Borrower agrees that any Note Purchaser so purchasing a participation from another Note Purchaser may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Note Purchaser was the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify each Agent following any such purchases or repayments.

         SECTION 2.15. YIELD PROTECTION.

                  (a) If any Regulatory Change (including a change to Regulation D under the Securities Exchange Act of 1933, as amended):

                           (i) shall subject any Affected Party to any tax, duty or other charge with respect to any portion of the Obligations owned or funded by it or with respect to its unused "Commitment" under the Program Support Agreement, as applicable (the "Unused Commitment") (other than taxes, duties or charges based on income or gross receipts), or shall change the basis of taxation (other than taxes based on income or gross receipts) of payments to the Affected Party of any yield on or reductions to the Obligations owed to or with respect to the Obligations funded in whole or in part by it or any other amounts due under this Agreement in respect of any portion of the Obligations owned by or funded by it or its obligations or rights, if any, to fund Note Purchases or in respect of its Unused Commitment (except for changes in the rate of tax on the overall net income or gross receipts of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located);

                           (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to any Affected Party;

                           (iii)    shall change the amount of capital
                  maintained or required or requested or directed to be maintained by any Affected Party;

                           (iv) shall impose any other condition or expense affecting any portion of the Obligations owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to pay any portion of the Unused Commitment or to provide funding therefor; or

                           (v) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges;

                  and the result of any of the foregoing is or would be:

                                    (A)      to increase the cost to or to
                           impose a cost on an Affected Party funding or making or maintaining any portion of the Obligations, or any purchases, reinvestments or loans or other extensions of credit under the Program Support Agreement or any Transaction Document or any commitment of such Affected Party with respect to the foregoing;

                                    (B)      to reduce the amount of any sum
                           received or receivable by an Affected Party under this Agreement, or under the Program Support Agreement or any Transaction Document with respect thereto; or

                                    (C)      in the sole determination of such
                           Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under the Program Support Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved;

         then within 30 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction; provided such additional amount or amounts shall not be payable with respect to any period in excess of 180 days prior to the date of demand by the Affected Party unless (1) the effect of the Regulatory Change is retroactive by its terms to a period prior to the date of the Regulatory Change, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Affected Party provides its written demand not later than 180 days after the Regulatory Change; or (2) the Affected Party reasonably and in good faith did not believe the Regulatory Change resulted in such an additional or increased cost or such a reduction during such prior period.

                  (b) Each Affected Party will promptly notify the Borrower, the Trustee and the Administrative Agent of any event of which it has actual knowledge which will entitle such Affected Party to any compensation pursuant to this Section; provided, however, no failure or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

                  (c) In determining any amount provided for or referred to in this Section, an Affected Party may use any reasonable averaging or attribution methods that it (in its sole discretion exercised in good faith) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this Section shall submit to the Borrower and the Administrative Agent a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Borrower and the Administrative Agent.

         SECTION 2.16. EXTENSION OF TERMINATION DATE. The Termination Date with respect to each Facility Group may be extended beyond May 14, 2004 by a written agreement among the Borrower, such Facility Agent and the Administrative Agent, with notice to the Trustee, the Eligible Lender Trustee, Moody's and S&P. In the event this Agreement is renewed, no renewal fee will be charged on each renewal prior to the third anniversary of the date of this Agreement.

         SECTION 2.17. SERVICER ADVANCES. In the event that, on the Remittance Date relating to any Collection Period, the amount on deposit in the Collection Account which is allocable to the payment of Carrying Costs due and payable on such Remittance Date is not sufficient to pay such Carrying Costs, any Servicer which is an Affiliate of the Borrower may make an advance in an amount equal to such insufficiency to the extent it believes such Servicer Advance will be recoverable.

         SECTION 2.18. PREFUNDING OF ADVANCES. In order to allow the Lenders to raise funds in economical denominations and less frequently than daily, the Borrower may request the Lenders

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

to purchase Notes in order to pre-fund an amount (up to its Pro Rata Share of the Maximum Financing Amount) to be deposited into the Collection Note Purchase Subaccount. The Borrower shall follow the same procedures for any such pre-funding as for any other note purchase under Section 2.02 hereof. The proceeds from such pre-funding shall be deposited into the Collection Note Purchase Subaccount of the Collection Account and the Borrower may draw against such pre-funding amount on any Business Day (provided a Termination Date has not occurred) to finance Eligible Loans pursuant to Section 2.05(d) hereof. Upon the occurrence of a Termination Event or a Potential Termination Event, the Administrative Agent may direct amounts on deposit in the Collection Note Purchase Account be used to redeem Notes.

                                   ARTICLE III

                                    THE NOTES

         SECTION 3.01. FORM OF NOTES GENERALLY.

                  (a) The Senior Notes shall be in substantially the form set forth in Exhibit H hereto in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Senior Notes, as evidenced by their execution of the Senior Notes. The Subordinate Notes shall be in substantially the form set forth in Exhibit I hereto in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Subordinate Notes, as evidenced by their execution of the Subordinate Notes.

                  (b)      The Notes shall be printed.

                  (c) The Notes shall be issuable only in registered form and with a maximum aggregate principal amount that, when aggregated with the maximum aggregate principal amounts of each other Outstanding Note, will equal the Maximum Financing Amount. One Senior Note in a maximum aggregate principal amount equal to ninety-five percent (95%) of the Commitment of each Facility Group shall be registered in the name of the Facility Agent for such Facility Group, and one Subordinate
         Note in a maximum aggregate principal amount equal to five (5%) of the Commitment of each Facility Group shall be registered in the name of the Facility Agent for such Facility Group. Note Purchases by an Facility Group shall increase the Outstanding principal amount of the Senior Note or Subordinate Note, as appropriate, of such Facility Group pursuant to Section 2.01 hereof. Payments of principal on a Senior Note or Subordinate Note, as appropriate, of a Facility Group shall decrease the principal amount of such Senior Note or Subordinate Note of such Facility Group.

                  (d) All Notes shall be substantially identical except as to maximum denomination and except as may otherwise be provided in or pursuant to this Section.

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

         SECTION 3.02. SECURITIES LEGEND. Each Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A under the Securities Act:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE REGISTERED OWNER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

         SECTION 3.03. PRIORITY.

                  (a) Except as specifically provided herein, the payment of the principal of and Carrying Costs on the Subordinate Notes is fully subordinated to the payment of the principal of and Carrying Costs on the Senior Notes.

                  (b) Subject to subsection (a) of this Section, all Senior Notes issued under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Pledged Collateral without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement. Payments of Carrying Costs on the Senior Notes shall be made pro rata among all Outstanding Senior Notes based on the amount of Carrying Costs owed on such Senior Notes, without preference or priority of any kind. Payments of principal on the Senior Notes shall be made pro rata among all Outstanding Senior Notes, without preference or priority of any kind.

                  (c) Subject to subsection (a) of this Section, all Subordinate Notes issued under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Pledged Collateral without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement. Payments of Carrying Costs on the Subordinate Notes shall be made pro rata among all Outstanding Subordinate Notes based on the amount of Carrying Costs owed on such Subordinate Notes, without preference or priority of any kind. Payments of principal on the Subordinate Notes shall be made pro rata among all Outstanding Subordinate Notes, without preference or priority of any kind.

         SECTION 3.04. EXECUTION, DELIVERY AND DATING.

                  (a) The Notes shall be executed on behalf of the Borrower by any of the Authorized Officers of the Borrower. The signature of any of these officers on the Notes may be manual or facsimile.

                  (b) The Notes bearing the manual or facsimile signatures of individuals who were at any time Authorized Officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c)      Each Note shall be dated the date of its execution.

         SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE, TRANSFER RESTRICTIONS.

                  (a) The Borrower shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Borrower shall provide for the registration of Notes and for the transfers of the Notes. The Trustee shall serve as "Note Registrar" for the purpose of registering Notes and transfers of the Notes as herein provided.

                  (b) Upon surrender for registration of transfer of any Note at the office or agency of the Borrower to be maintained as provided in Section 5.01(i) hereof, the Borrower shall execute and deliver in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like tenor and aggregate principal amount.

                  (c) At the option of the Registered Owner, Notes may be exchanged for other Notes of the same series and of like tenor in a maximum principal amount consistent with Section 3.01 (c) hereof, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Borrower shall execute and deliver the Notes which the Registered Owner making the exchange is entitled to receive.

                  (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

                  (e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Borrower and the Note Registrar duly executed, by the Registered Owner thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company, or by a member firm of a national securities exchange, and such other documents as the Trustee may require. The Borrower shall notify the Trustee, as the Note Registrar, of each transfer or exchange of Notes.

                  (f) No service charge shall be made for any registration of transfer or exchange of Notes, but the Borrower or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  (g) No Registered Owner of a Note shall transfer its Note unless such transfer is made (i) in accordance with (A) Rule 144A under the Securities Act, (B) an exemption from registration provided by Rule 144 under the Securities Act (if available) or any other exemption from the registration requirements under Section 5 of the Securities Act, provided the Borrower is provided an Opinion of Counsel that such transfer is so exempt, and (C) the registration and qualification requirements (or any applicable exemptions therefrom) under applicable state securities laws and (ii) pursuant to Section 11.04 hereof. The Trustee, as Note Registrar, shall not have any duty to verify that any transfer of the Notes was made in compliance to this subsection (g).

                  (h) Each Registered Owner of the Notes, by its acceptance thereof, will be deemed to have acknowledged, represented and agreed with the Borrower, the Trustee and the Note Registrar that it (i) is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act, (ii) is aware that the sale is being made in reliance on an exemption from registration under the Securities Act and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer.

                  (i) The Notes may not be sold or transferred to, and each purchaser by its purchase of the Notes shall be deemed to have represented and covenanted that it is not acquiring the Notes for or on behalf of, and will not transfer the Notes to, any pension or welfare plan as defined in Section 3 of ERISA, any plan as defined in Section 4975 of the Code, or any entity whose underlying assets are deemed to include plan assets by reason of a plan's investment in such entity.

                  (j) Any transfer, resale, pledge or other transfer of the Notes contrary to the restrictions set forth above shall be deemed void ab initio by the Borrower and Note Registrar.

         SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If any mutilated Note is surrendered to the Trustee, the Borrower shall execute and deliver in exchange therefor a new Note of the same series and of like tenor and maximum principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Borrower (a) evidence to the Borrower's satisfaction of the destruction, loss or theft of any Note and (b) such security or indemnity as may be required by them to hold the Borrower and any of its agents, including the Trustee, harmless, then, in the absence of notice to the Borrower that such Note has been acquired by a bona fide purchaser, the Borrower shall execute and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same series and of like tenor and principal amount and maximum principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Borrower in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Borrower may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Registrar) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 3.07. PERSONS DEEMED OWNERS. Prior to due presentment of a Note for registration of transfer, the Borrower, the Trustee and any agent of the Borrower or the Trustee may treat the Person in whose name such Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and Carrying Costs on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Borrower, the Trustee or any agent of the Borrower or the Trustee shall be affected by notice to the contrary.

         SECTION 3.08. CANCELLATION. Subject to Section 3.04(b) hereof, all Notes surrendered for payment, prepayment in whole, registration of transfer or exchange shall, if surrendered to any Person other than the Borrower, be delivered to the Borrower and shall be promptly cancelled by the Borrower. Subject to Section 3.04(b) hereof, the Borrower may at any time cancel any Notes previously delivered hereunder which the Borrower may have acquired in any manner whatsoever, and may cancel any Notes previously executed hereunder which the Borrower has not issued and sold. No Notes shall be executed and delivered in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Notes held by the Borrower shall be held or destroyed by the Borrower in accordance with its standard retention or disposal policy as in effect at the time.

         SECTION 3.09. LIMITED OBLIGATIONS. Notwithstanding any other provision hereof, the Notes issued by the Borrower hereunder shall be special, limited obligations of the Borrower payable solely from the Pledged Collateral pursuant to this Agreement, and does not constitute a general obligation of the Borrower.

         SECTION 3.10. ASSIGNMENT BY THE BANK OF AMERICA CONDUIT LENDER TO ITS RELATED ALTERNATE LENDERS.

                  (a) ASSIGNMENT AMOUNTS. If the Bank of America Facility Agent on behalf of the Bank of America Conduit Lender so elects, the Bank of America Conduit Lender shall assign, effective on the Assignment Date referred to below, all or such portions as may be elected by the Bank of America Conduit Lender of its interest in its Notes at such time to its related Bank of America Alternate Lenders; provided, however, that no such assignment shall take place pursuant to this Section at a time when an Event of Bankruptcy with respect to the Bank of America Conduit Lender exists. No further documentation or action on the part of the Bank of America Conduit Lender shall be required to exercise the rights set forth in the immediately preceding sentence, other than the giving of the notice by the Bank of America Facility Agent on behalf of the Bank of America Conduit Lender referred to above and the delivery by the Bank of America Facility Agent of a copy of such notice to each related Bank of America Alternate Lender (the date of the receipt by the Bank of America Facility Agent of any such notice being the "Assignment Date"). Each Bank of America Alternate Lender in the Bank of America Facility Group hereby agrees, unconditionally and irrevocably and under all circumstances, without setoff, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Assignment Date to the Bank of America Conduit Lender in immediately available funds to an account designated by the Bank of America Facility Agent. Upon payment of its Assignment Amount, each Bank of America Alternate Lender shall acquire an interest in the Note equal to its pro rata share (based on the outstanding portions of the Note funded by it) of the Alternate Lender Percentage thereof.

                  (b) RECOVERY OF NET INVESTMENT. In the event that the aggregate of the Assignment Amounts paid by the Bank of America Alternate Lenders pursuant to subsection (a) of this Section on any Assignment Date occurring is less than the principal balance of the Notes of the Bank of America Bank of America Conduit Lender on such Assignment Date, then to the extent payments are thereafter received by the Bank of America Facility Agent hereunder in respect of such Note in excess of the aggregate of the unrecovered Assignment Amounts funded by the Bank of America Alternate Lenders, such excess shall be remitted by the Bank of America Facility Agent to the Bank of America Conduit Lender.

                                   ARTICLE IV

                          CONDITIONS TO NOTE PURCHASES

         SECTION 4.01. CONDITIONS PRECEDENT TO INITIAL ISSUANCE. The initial Issuance of Notes hereunder is subject to the condition precedent that the Administrative Agent shall have received on or before the Note Purchase Date the documents and opinions listed in Exhibit G hereto, in form and substance satisfactory to the Administrative Agent.

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

         SECTION 4.02. CONDITIONS PRECEDENT TO ALL NOTE PURCHASES. Each Note Purchase (including the initial Note Purchase) shall be subject to the further conditions precedent that:

                  (a) The Eligible Loans are (i) purchased pursuant to a Student Loan Purchase Agreement in the form of Exhibit A or Exhibit F hereto and a schedule of the Eligible Loans to be financed and copies of all schedules, opinions, financing statements, releases and other documents required to be delivered by the applicable Seller are delivered to the Trustee and, if requested by the Administrative Agent, to the Administrative Agent, or (ii) transferred by the Borrower from another financing of the Borrower and a schedule of the Eligible Loans to be transferred and copies of all schedules, opinions, financing statements, releases and other documents required to be delivered by the Borrower are delivered to the Trustee and, if requested by the Administrative Agent, to the Administrative Agent;

                  (b) On or prior to the Business Day prior to the Note Purchase Date, the Borrower shall have delivered to the Administrative Agent and the Trustee (i) copies of the relevant Student Loan Purchase Agreement, together with a schedule of the Eligible Loans to be financed and copies of all schedules, opinions, financing statements and other documents required to be delivered by the applicable Seller as a condition of purchase thereunder (provided, however, that the schedule of Eligible Loans to be financed shall be provided to the Administrative Agent only if requested by the Administrative Agent) and
         (ii) a request for a Note Purchase in the form and at the time required in Section 2.02(b) hereof;

                  (c) on the Note Purchase Date, the following statements shall be true, and the Borrower by accepting the amount of such Note Purchase shall be deemed to have certified that:

                           (i) the representations and warranties contained in Article V hereof are correct on and as of such day as though made on and as of such date;

                           (ii) no event has occurred and is continuing, or would result from such Issuance, which constitutes a Termination Event or a Potential Termination Event;

                           (iii) on and as of such day, the amount of such Issuance will not exceed the Maximum Note Purchase Amount and, after giving effect to such Issuance, the Aggregate Note Balance will not exceed the Maximum Financing Amount;

                           (iv) there has been no Material Adverse Effect with respect to the Pledged Collateral;

                           (v) no law or regulation shall prohibit, and no order, judgment or decree of any Official Body shall prohibit or enjoin, the making of such Note Purchases in accordance with the provisions hereof; and

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                           (vi)     the amount of money equal to any shortfall
                  in the Reserve Account Requirement on such date is deposited in the Reserve Account on such date from the proceeds of such Issuance; and

                  (d) on the Note Purchase Date, the Senior Notes are rated "AAA" by Standard & Poor's Ratings Services and the Subordinate Notes are rated "A" by Standard & Poor's Ratings Services.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         SECTION 5.01. GENERAL REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants for the benefit of the Trustee and the Secured Creditors as follows on the Closing Date, on the date of each Issuance and on each Reporting Date:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nebraska and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Borrower of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Borrower's use of the proceeds of Note Purchases, are within the Borrower's organizational powers, (i) have been duly authorized by all necessary organizational action, (ii) do not contravene (A) the Borrower's articles of incorporation or bylaws; (B) any law, rule or regulation applicable to the Borrower; (C) any contractual restriction binding on or affecting the Borrower or its property; or (D) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property, (iii) do not result in a breach of or constitute a default under any indenture, agreement, lease or other instrument to which the Borrower is a party, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Trustee for the benefit of the Secured Creditors with respect to the Pledged Collateral); and no transaction contemplated hereby or by the other Transaction Documents to which it is a party requires compliance with any bulk sales act or similar law. This Agreement and the other Transaction Documents to which it is named as a party have each been duly executed and delivered by the Borrower. The Notes have been duly and validly authorized and when executed and paid for in accordance with the terms of this Agreement, will be duly and validly issued and Outstanding, and will be entitled to the benefits of this Agreement.

                  (c) No authorization, consent, license or approval or other action by, and no notice to or filing with, any Official Body is required for the due execution, delivery and performance by the Borrower of this Agreement or any other Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which financing statements have been duly filed and are in full force and effect.

                  (d) This Agreement and each other Transaction Document to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  (e) There is no pending or, to the knowledge of the Borrower, threatened, action or proceeding affecting the Borrower before any Official Body that may have a Material Adverse Effect. Since December 31, 2002, there has been no Material Adverse Effect.

                  (f) No proceeds of any Note Purchases will be used by the Borrower (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act or
         (iii) for any other purpose that violates applicable law, including Regulation U of the Federal Reserve Board.

                  (g) The Pledged Collateral shall, at all times, be owned by the Borrower (or with respect to the Financed Loans, by and through the Eligible Lender Trustee as its Eligible Lender) free and clear of any Adverse Claim, and the Trustee, for the benefit of the Secured Creditors, has a valid and perfected first priority security interest in such Pledged Collateral. No effective financing statement or other instrument similar in effect covering any Pledged Collateral shall at any time be on file in any recording office except such as may be filed in favor of the Trustee relating to this Agreement.

                  (h) No Valuation Report (to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of the Borrower to the Affected Parties in connection with this Agreement (including the Monthly Report) is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed in writing) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading.

                  (i) The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in
         Section 11.02 hereof or such other location as the Borrower shall have given notice of to the Administrative Agent pursuant to Section 6.10 hereof.

                  (j) The Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business. Within the last five (5) years, other than the change of its name from NEBHELP, INC. to Nelnet Education Loan Funding, Inc., the Borrower has not changed its name, merged with or into or consolidated with any other Person or been the subject of any proceeding under the Bankruptcy Code.

                  (k) The Borrower is Solvent at the time of (and immediately after) each "Note Purchase" and each purchase of Eligible Loans made by the Borrower. The Borrower has given reasonably equivalent value to the applicable Seller in consideration for the transfer to it of the Financed Loans from such Seller, and each such transfer shall not have been made for or on account of an antecedent debt owed by such Seller to it and no such transfer is or may be voidable under any section of the Bankruptcy Code.

                  (1) The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

                  (m) The Borrower has directed (or caused to be directed) all Servicers and Subservicers to transmit Collections on the Financed Loans and the other Pledged Collateral to the Trustee for deposit to the Collection Account.

                  (n) All representations and warranties of the Borrower set forth in the Transaction Documents to which it is a party are true and correct in all material respects and it hereby makes each such representation and warranty to, and for the benefit of, the Secured Creditors as if the same were set forth in full herein.

                  (o) Each Student Loan to be financed with the proceeds of any Note Purchase constitutes an Eligible Loan as of the date of such Note Purchase and is purchased, or was previously purchased by the Borrower, from a Seller pursuant to a Student Loan Purchase Agreement. Each Financed Loan represented as an Eligible Loan in a Monthly Report or included in the calculation of Asset Coverage Ratio in fact satisfies at such time the definition of "Eligible Loan."

                  (p) The Borrower is not in violation of, or default under, any law, rule, regulation, order, writ, judgment, award, injunction or decree binding upon it or affecting the Borrower or its property or any indenture, agreement, lease or instrument.

                  (q) The Borrower has incurred no Debt and has no other obligation or liability, other than normal trade payables, which is not a limited obligation of the Borrower, payable solely from a discrete and specific pool of collateral (which does not include any of the Pledged Collateral).

                  (r) The sale of the Notes pursuant to this Agreement will not require the registration of the Notes under the Securities Act of 1933, as amended.

                  (s) The Notes will be characterized as debt for federal income tax purposes. The Borrower has (i) timely filed all tax returns (federal, state and local) required to be filed, (ii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges and (iii) accounted for the sale of the Financed Loans under the Student Loan Purchase Agreements in its books and financial statements consistent with GAAP.

                  (t) No steps have been taken by any Person to terminate any Benefit Plan the assets of which are not sufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA), no contribution failure has occurred with respect to any Benefit Plan sufficient to give rise to a lien under Section 302(f) of ERISA, and each Benefit Plan has been administered in all material respects in compliance with its terms and applicable provision of ERISA and the Code.

                  (u) Each agreement (each, an "Other Debt Agreement") to which the Borrower is a party and pursuant to which the Borrower issues debt securities contains (or, in the case of certain debt securities issued prior to the date hereof which are insured by a financial guaranty insurance company, the applicable insurance documents contain)
         (i) a provision whereby each creditor under such Other Debt Agreement (or insurer, in the circumstances described above) covenants and agrees not to institute against or join any other person or entity in instituting against Borrower any bankruptcy or other similar proceedings under the laws of the United States or any state, and (ii) contains a provision whereby each creditor under such Other Debt Agreement (or insurer, in the circumstances described above) (A) agrees that the obligations of the Borrower thereunder are limited recourse obligations payable solely out of the specific collateral pledged to secure such obligations (the "Other Assets") and (B) disclaims any rights to any collateral other than the Other Assets and acknowledges that to the extent regardless of such disclaimer that it has an interest in any other collateral (including the Pledged Collateral) (the "Other Collateral"), such interest is expressly subordinated to the indefeasible payment in full of the obligations of the Borrower (including the Obligations of the Borrower under the Transaction Documents) which, under the terms of the relevant documents related to such Other Collateral, are entitled to be paid from, entitled to the benefit of, or otherwise secured by such Other Collateral.

                  (v) The Borrower shall comply with all of the terms and provisions of its Articles of Incorporation.

         SECTION 5.02. REPRESENTATIONS OF THE BORROWER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Borrower hereby represents and warrants for the benefit of the Trustee and the Secured Creditors as follows:

                  (a) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Nebraska) in the Pledged Collateral in favor of the Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Borrower.

                  (b) The Higher Education Act deems the Financed Loans to constitute "accounts" within the meaning of the applicable UCC for purposes of perfecting a security interest in the Financed Loans.

                  (c) The Borrower, by and through the Eligible Lender Trustee as its Eligible Lender, owns and has good and marketable title to the Financed Loans free and clear of any Adverse Claim.

                  (d) The Borrower has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Loans granted to the Trustee hereunder.

                  (e) All executed copies of each Student Loan Note that constitute or evidence the Financed Loans have been delivered to the Trustee (or its agent or bailee pursuant to a Servicing Agreement, a Subservicing Agreement or a Custodian Agreement).

                  (f) Other than the security interest granted to the Trustee pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Loans. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Financed Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Borrower is not aware of any judgment or tax lien filings against the Borrower.

                  (g) The Borrower is a "registered organization" (as defined in Section 9-102(a)(70) of the UCC) formed in the State of Nebraska and, for purposes of Article 9 of the UCC, the Borrower is located in the State of Nebraska.

         SECTION 5.03. REPRESENTATIONS OF THE ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee hereby represents and warrants for the benefit of the Trustee and the Secured Creditors as follows:

                  (a) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute and deliver this Agreement.

                  (b)      It is an "eligible lender" as such term is defined in
         Section 435(d) of the Higher Education Act.

                                   ARTICLE VI

                        GENERAL COVENANTS OF THE BORROWER

         SECTION 6.01. GENERAL COVENANTS.

                  (a) COMPLIANCE WITH LAWS; PRESERVATION OF CORPORATE EXISTENCE. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

                  (b) SALES, LIENS, ETC. Except as otherwise provided herein, the Borrower will not (nor will it permit the Eligible Lender Trustee to) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral.

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

                  (c) GENERAL REPORTING REQUIREMENTS. The Borrower will provide to the Administrative Agent the following:

                           (i) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower and Nelnet, Inc., a copy of the balance sheet of the Borrower and Nelnet Inc. and the related statements of income, beneficial interest holders' (or securityholders') equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and duly certified by nationally recognized independent certified public accountants selected by the Borrower;

                           (ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Borrower and Nelnet, Inc., a copy of an unaudited balance sheet of the Borrower and Nelnet, Inc. and the related statements of income, beneficial interest holders' (or securityholders') equity and cash flows for such fiscal quarter, each prepared in accordance with GAAP consistently applied;

                           (iii) as soon as possible and in any event within three days after the occurrence of each Termination Event and each Potential Termination Event, a statement of the Borrower setting forth details of such Termination Event or Potential Termination Event and the action which the Borrower has taken and proposes to take with respect thereto;

                           (iv) promptly following receipt thereof, to the extent requested by the Administrative Agent, copies of all financial statements, settlement statements, portfolio and other material reports, notices, disclosures, certificates and other written material delivered or made available to the Borrower by any Person pursuant to the terms of any Transaction Document;

                           (v) promptly following the Administrative Agent's request therefor, such other information respecting the Financed Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Borrower as the Administrative Agent may from time to time reasonably request;

                           (vi) with respect to each Guarantor, promptly after receipt thereof as made available to the Borrower after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm and a written statement setting forth the Trigger Rate of such Guarantor and the source of the Borrower's representation thereof;

                           (vii)    with respect to each Servicer and
                  Subservicer and promptly after receipt thereof after a good faith effort to obtain such material is made by the Borrower,
                  (A) copies of any annual audited financial statements of such Servicer or Subservicer, certified by an independent certified public accounting firm, (B) on an annual basis within 30 days after receipt thereof, copies of SAS 70 reports for such Servicer or Subservicer, or, if not available, the annual compliance audit for each Servicer and Subservicer required by

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

                  Section 428(b)(l)(4) of the Higher Education Act and (C) to the extent not included in the financial information provided pursuant to clauses (A) and (B) above, such Servicer's or Subservicer's net dollar loss for the year due to servicing errors;

                           (viii)   upon request, a Schedule of Financed Loans;

                           (ix) as soon as available and in any event within 120 days after the end of each fiscal year of Nelnet, Inc., copies of consolidated financial statements for it and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by it, including consolidating statements;

                           (x) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA or with respect to the termination of any Benefit Plan which the Borrower or any of its ERISA Affiliates files under ERISA with the Internal Revenue Service, the Pension Benefit Guarantee Corporation or the U.S. Department of Labor or which the Borrower or any of its ERISA Affiliates receives from the Pension Benefit Guarantee Corporation;

                           (xi) immediately upon becoming aware of a Servicer Default, the default by a Subservicer under a Subservicing Agreement or a Material Adverse Effect, written notice thereof;

                           (xii) as soon as possible and in any event within three Business Days of the Borrower's actual knowledge thereof, written notice of (A) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect; and (B) any material adverse development in previously disclosed litigation, including in each case, if known to the Borrower, any of the same against a Servicer or Subservicer;

                           (xiii) promptly after the occurrence thereof, written notice of changes in the Higher Education Act or any other law of the United States that could have a Material Adverse Effect or could materially and adversely affect (A) the ability of a Servicer to perform its obligations under its Servicing Agreement, (B) the ability of a Subservicer to perform its obligations under its Subservicing Agreement, or
                  (C) the collectibility or enforceability of a material amount of the Financed Loans, or any Guarantee Agreement or Federal Reimbursement Contract with respect to a material amount of Financed Loans;

                           (xiv) upon request, copies of the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with assignments of Notes; and

                           (xv) promptly, notice of any change in the accountants or accounting policy of the Borrower or Nelnet, Inc.

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

                  (d) AUDITS. The Administrative Agent shall have the right at any time to cause the books of the Borrower or Nelnet, Inc. to be audited by a firm of nationally recognized independent certified public accountants acceptable to the Borrower. The Borrower shall, at any time and from time to time during regular business hours, as requested by the Administrative Agent permit the Administrative Agent, or its agents or representatives, (i) to examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Pledged Collateral and (ii) to visit the offices and properties of the Borrower for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Pledged Collateral or the Borrower's performance hereunder and under the other Transaction Documents with any of the officers, directors, employees or independent public accountants of the Borrower having knowledge of such matters. All reasonable expenses incurred by the Administrative Agent in conducting such audits or inspections and any audits or inspections under Section 2(d) of the Portfolio Administration Agreement shall be paid as an Obligation of the Borrower pursuant to Section 2.05(b)(xvi) hereof.

                  (e) MERGER, ETC. The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith. The Borrower shall not form or create any subsidiary without the consent of the Administrative Agent.

                  (f) NATURE OF BUSINESS. The Borrower will engage in no business other than (i) purchases, sales and financings of Eligible Loans and (ii) the other transactions permitted or contemplated by this Agreement and its articles of incorporation and bylaws as they exist on the Closing Date, or as amended with the consent of the Administrative Agent.

                  (g) TRANSACTION DOCUMENTS. The Borrower (i) will take all action necessary to perfect, protect and more fully evidence the ownership interest of the Borrower and the first priority perfected security interest of the Trustee in favor of the Secured Creditors in the Financed Loans and Collections with respect thereto and in the other Pledged Collateral and the Transaction Documents including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) in all necessary or appropriate filing offices;
         (B) filing continuation statements, amendments or assignments with respect thereto in such filing offices; (C) filing amendments, releases and terminations with respect to filed financing statements, as necessary; and (D) executing or causing to be executed such other instruments or notices as may be necessary or appropriate; and (ii) will take all additional action to perfect, protect and fully evidence the first priority security interest of the Trustee, for the benefit of the Secured Creditors, in the Financed Loans and other Pledged Collateral related thereto.

                  (h) MAINTENANCE OF SEPARATE EXISTENCE. The Borrower will do all things necessary to maintain its existence as a Nebraska corporation separate and apart from all Affiliates of the Borrower, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) maintaining two Persons who are Independent Directors;
         (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) refraining from
         (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (vi) maintaining all of its financial records separate and apart from those of any other Person; (vii) compensating all its employees, officers, directors, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, directors, consultants and agents of such Affiliate, out of its own funds; (viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Borrower of all payroll, accounting and other administrative expenses and taxes; (ix) allocating, on an arm's-length basis, all shared operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software; (x) refraining from paying dividends or making distributions, loans or other advances to any of its Affiliates more frequently than once during any calendar month and, in each case, as duly authorized by its Directors and in accordance with applicable law; (xi) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Borrower or any other Affiliate of the Borrower to substantively consolidate the assets and liabilities of the Borrower with the assets and liabilities of any such Person or any other Affiliate of the Borrower; (xii) maintaining adequate capitalization in light of its business and purpose; and (xiii) conducting all of its business (whether written or oral) solely in its own name.

                  (i) TRANSACTIONS WITH AFFILIATES. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement (including the sale and purchase of Eligible Loans to or from Affiliates); and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower's business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the opinion letter issued as of the Closing Date by Kutak Rock LLP to the Secured Creditors relating to the issues of substantive consolidation.

                  (j)      DEBT; NO PETITION.

                           (i) The Borrower will not incur any Debt other than Debt arising hereunder and other Debt for which payment is a limited recourse obligation of the Borrower, payable solely from a discrete and specific pool of collateral (which does not include any of the Pledged Collateral).

                           (ii) The Borrower will not incur any Debt or agree to any obligation, other than trade payables in the ordinary course of business unless (A) each creditor (or the applicable insurer, in the case of certain Debt incurred prior to the Closing Date) with respect to such Debt or each Person to whom the Borrower may be obligated agrees not to institute (or join any other Person in instituting) any bankruptcy proceedings against the Borrower until one year and one day after all of the Borrower's Debt shall have been repaid and
                  (B) the representation of the Borrower in Section 5.01 (u) is true and correct at the time the related documentation is executed and at all times thereafter.

                  (k) EXTENSION OR AMENDMENT OF TRANSACTION DOCUMENTS. Without the written consent of each Facility Agent, the Borrower will not (nor will it permit any of its agents to):

                           (i) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Transaction Document;

                           (ii) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Student Loan Purchase Agreement, any Servicing Agreement, any Subservicing Agreement, any Custodian Agreement, any Financed Loan or any other instrument, document or agreement included in the Pledged Collateral in any manner that (A) may reduce the amount owing by the Obligor under a Financed Loan or by a Servicer or a Subservicer, or defer or extend the date scheduled for the final payment thereof, except for extensions of past-due Financed Loans entered into by a Servicer or a Subservicer in accordance with the Higher Education Act in order to maximize Collections thereof; or (B) may permit or result in the release of any portion of the Pledged Collateral;

                           (iii) take or consent to any other action that may impair the rights of any Secured Creditor to any Pledged Collateral or modify, in a manner adverse to any Secured Creditor, the right of such Secured Creditor to demand or receive payment under any of the Transaction Documents; or

                           (iv) take or consent to any other action that may impair the interests of the Borrower or its assignees to any Pledged Collateral or modify, in a manner adverse to the Borrower or its assignees, the right of the Borrower and its assignees to demand or receive payment under any of the Transaction Documents.

                  (1) ERISA. The Borrower will not adopt, maintain, contribute to or incur or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan or permit any of its ERISA Affiliates to do any of the foregoing.

                  (m) SERVICERS. The Borrower will not permit any Person other than a Servicer or a Subservicer to collect, service or administer the Financed Loans.

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

                  (n) ELIGIBLE LOANS NOT ORIGINATED BY SELLERS. The Borrower shall not purchase from a Seller pursuant to a Student Loan Purchase Agreement any Eligible Loan that was originated by a Person other than the applicable Seller unless the Borrower shall have taken (or caused to be taken) all steps reasonably necessary to ensure that
         (i) after giving effect to such purchase, the Borrower shall have acquired all legal and beneficial ownership in such Financed Loan, free and clear of any Adverse Claim; and (ii) that the Person that originated such Eligible Loan (and any transferee thereof other than the Seller) shall have received reasonable equivalent value for the transfer of such Eligible Loan made by it.

                  (o) COMPOSITION OF THE ELIGIBLE LOANS WITHIN THE PLEDGED COLLATERAL. The aggregate principal amount of Unsubsidized Stafford Loans, Proprietary Loans and other Student Loans made to Eligible Borrowers attending 2-year schools composing the Eligible Loans within the Pledged Collateral shall not exceed the following percentages of the total aggregate principal amount of all Eligible Loans within the Pledged Collateral:

    TYPE OF STUDENT LOAN                        PERCENTAGE
Unsubsidized Stafford Loans (in a                   40%
non-repayment status)
Proprietary Loans                                   15%

         SECTION 6.02. ACQUISITION, FINANCING, COLLECTION AND ASSIGNMENT OF STUDENT LOANS. The Borrower shall acquire or finance only Eligible Loans (or beneficial interests therein) with proceeds of the Note Purchases and shall diligently cause to be collected all principal and interest payments on all the Financed Loans and all sums to which the Borrower or Trustee is entitled pursuant to any Student Loan Purchase Agreement, and all grants, subsidies, donations, Interest Subsidy Payments, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor which relate to such Financed Loans. The Borrower shall also make, or cause to be made by each Seller, Servicer, Subservicer, Trustee and Eligible Lender Trustee, every effort to collect the Borrower's or such Seller's, Servicer's, Subservicer's, Trustee's or Eligible Lender Trustee's claims for payment from the Department of Education or any Guarantor, as soon as possible, of all payments related to the Financed Loans. The Borrower will assign or direct the assignment of such Financed Loans for payment of guarantee benefits as required by applicable law and regulations. The Borrower will comply with all United States and state statutes, rules and regulations and any Guarantor's rules and regulations which apply to such Financed Loans. The Borrower will not, and will not direct the Trustee to, acquire or finance any Eligible Loan (including a participation interest therein) for which it has notice or knowledge (a) of any Adverse Claims, liens or encumbrances, (b) except to the extent that a Financed Loan may be not more than 90 days delinquent, that any Financed Loan is overdue or has been dishonored, (c) that any Student Loan Note contains an unauthorized signature or has been altered or (d) of any defense against or claim to the Financed Loans on the part of any entity.

         SECTION 6.03. ENFORCEMENT OF FINANCED LOANS. The Borrower shall cause to be diligently enforced and taken all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Borrower, the Eligible Lender Trustee and Trustee, as applicable thereunder. The Borrower shall not permit the release of the obligations of any Obligor under any Financed Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Trustee and the Secured Creditors under or with respect to each Financed Loan and agreement in connection therewith. The Borrower shall not consent or agree to or permit any amendment or modification of any Financed Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Trustee or the Secured Creditors (with respect to the rights of the Secured Creditors, without the approval of the Administrative Agent, which approval shall not be unreasonably withheld). Nothing in this Agreement shall be construed to prevent the Borrower, the Eligible Lender Trustee or Trustee, as applicable, from settling a default or curing a delinquency on any Financed Loan on such terms as shall be permitted by law.

         SECTION 6.04. ENFORCEMENT OF SERVICING AGREEMENTS AND SUBSERVICING AGREEMENTS. The Borrower shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements and Subservicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Borrower, the Eligible Lender Trustee or Trustee, as applicable, thereunder, including all grants, subsidies, donations, Interest Subsidy Payments, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor and/or by the Department of Education which relate to any Financed Loans. The Borrower shall not permit the release of the obligations of any Servicer under any Servicing Agreement and any Subservicer under any Subservicing Agreements and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Eligible Lender Trustee and the Trustee under or with respect to each Servicing Agreement and each Subservicing Agreement. The Borrower shall not consent or agree to or permit any amendment or modification of any Servicing Agreement or Subservicing Agreements which will in any manner materially adversely affect the rights or security of the Trustee, the Eligible Lender Trustee or the Secured Creditors (with respect to the rights of the Secured Creditors, without the approval of the Administrative Agent, which approval shall not be unreasonably withheld), except (a) as required by the Higher Education Act; (b) solely for the purpose of extending the term thereof or adding to the Financed Loans serviced thereunder loans financed under an indenture or similar agreement other than this Agreement; and/or (c) in any other manner, if such modification, amendment or supplement so made without the prior written consent of the Administrative Agent shall not be effective with respect to the servicing of Financed Loans; provided, however, that the Administrative Agent shall respond as promptly as may be practicable after receipt by the Administrative Agent of a request of the Borrower for the Administrative Agent's consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Servicing Agreement or Subservicing Agreements. Upon the occurrence of a Servicer Default, the Borrower shall replace the Servicer subject to such Servicer Default if instructed to do so by the Administrative Agent.

         SECTION 6.05. ENFORCEMENT OF STUDENT LOAN PURCHASE AGREEMENTS. The Borrower shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Student Loan

Purchase Agreements. The Borrower shall not permit the release of the obligations of any Seller under any Student Loan Purchase Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Borrower, the Eligible Lender Trustee and the Trustee under or with respect to each Student Loan Purchase Agreement. The Borrower shall not consent or agree to or permit any amendment or modification of any Student Loan Purchase Agreement which will in any manner materially adversely affect the rights or security of the Trustee, the Eligible Lender Trustee or the Secured Creditors (with respect to the rights of the Secured Creditors, without the approval of the Administrative Agent, which approval shall not be unreasonably withheld); provided, however, that the Administrative Agent shall respond as promptly as may be practicable after receipt by the Administrative Agent of a request of the Borrower for the Administrative Agent's consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Student Loan Purchase Agreement. Upon a determination that a Financed Loan sold pursuant to a Student Loan Purchase Agreement was not an Eligible Loan at the point it was represented to be as such, the Borrower shall require the Seller thereof to repurchase such Financed Loan from the Borrower pursuant to its Student Loan Purchase Agreement.

         SECTION 6.06. ADMINISTRATION AND COLLECTION OF FINANCED LOANS. All Financed Loans shall be administered and collected either by the Borrower or by a Servicer or a Subservicer in a competent, diligent and orderly fashion and in accordance with all requirements of the Higher Education Act, the Department of Education, this Agreement, the Federal Reinsurance Agreements, the Eligible Lender Trustee Guarantee Agreements, the Trustee Guarantee Agreements and any other guarantee agreement issued by any Guarantor to the Eligible Lender Trustee or the Trustee.

         SECTION 6.07. AMENDMENT OF FORM OF STUDENT LOAN PURCHASE AGREEMENT. The Borrower shall notify the Trustee, the Eligible Lender Trustee and the Administrative Agent in writing of any proposed material amendments to the form of Student Loan Purchase Agreement. No such amendment shall become effective unless and until the Administrative Agent has consented in writing thereto (which consent shall not be unreasonably withheld). Prior to the execution of each new Student Loan Purchase Agreement, the Borrower shall notify each Facility Agent and deliver to them copies of all opinions, closing documents, UCC filings and other documents in connection therewith.

         SECTION 6.08. CUSTODIAN. Each Custodian shall hold the Student Loan Notes in a safe and secure manner for purposes of perfecting the security interest in and lien on such Financed Loans as herein provided. The Student Loan Notes shall be held in a limited access vault facility with a two-hour fire rating and shall be assigned a designation which is distinct from other promissory notes held to secure any other financings of the Borrower.

         SECTION 6.09. PREPAYMENTS AND REFINANCING. The Borrower or its Affiliates have entered into, and intend to enter into in the future, upon two
(2) Business Days' prior written notice to the Trustee, the Eligible Lender Trustee and each Facility Agent, agreements pursuant to which the Borrower or an Affiliate may borrow moneys thereunder, and pledge Financed Loans or its interest therein (previously pledged hereunder) to secure the same, or sell Financed Loans or its interest therein (previously pledged hereunder), none of which agreements constitute or will constitute an Adverse Claim on the Financed Loans continuing to be Pledged Collateral.

Notwithstanding any provision to the contrary herein, if and to the extent the Borrower or an Affiliate so borrows money or sells Financed Loans or its interest therein, upon (i) either (a) payment in full of, or (b) deposit of cash into a segregated account maintained with the Trustee for the sole benefit of the Secured Creditors, and in which the Trustee is granted a valid and perfected first priority security interest subject to no other lien, claim or encumbrance in an amount equal to, all Notes and other Obligations relating to such Financed Loans and the Pledged Collateral or any interest therein affected by such action (together with all accrued and unpaid Carrying Costs thereon and Yield Protection with respect thereto) and (ii) delivery to the Trustee, the Administrative Agent and each Facility Agent of an officer's certificate certifying compliance with this Section (including a revised schedule of Financed Loans), the Trustee shall release such Financed Loans from the Pledged Collateral by executing a release in the form provided by the Borrower and such Financed Loans shall no longer be security for the Notes. Notwithstanding anything to the contrary contained herein, without the prior written consent of the Administrative Agent, in no event shall any such payments or release occur if, after giving effect to such repayment and the release of the Trustee's security interest in or removal from the Pledged Collateral of the related Financed Loans, a Termination Event (or a Potential Termination Event) or the requirements giving rise to a collateral call under Section 6.13 hereof or any other provision of this Agreement would exist or result therefrom.

         SECTION 6.10. PERIODIC REPORTING.

                  (a) Not later than each Valuation Date, the Borrower will cause the Valuation Agent to deliver to the Portfolio Administrator, each Facility Agent and the Administrative Agent, a Valuation Report setting forth, among other things, the Aggregate Market Value, the Liabilities, the Loan Valuation Percentage and the Asset Coverage Ratio, all as of the last day of the immediately preceding calendar month.

                  (b) The Borrower will cause the Portfolio Administrator to deliver to the Trustee, the Valuation Agent and the Administrative Agent, not later than each Monthly Reporting Date, the Monthly Report.

                  (c) The Borrower will cause to be provided to the Administrative Agent and the Valuation Agent, (i) not later than the third Business Day prior to each Valuation Date, a summary of each servicer report setting forth the material characteristics of the Financed Loans, all as of the last day of the immediately preceding calendar month; and (ii) not later than one Business Day prior to each Valuation Date, (A) the balances in the Collection Account (including a breakout of principal and interest received with respect to the Financed Loans) and the Reserve Account; and (B) the Liabilities, all as of the last day of the immediately preceding calendar month.

         SECTION 6.11. UCC MATTERS; PROTECTION AND PERFECTION OF PLEDGED COLLATERAL; DELIVERY OF DOCUMENTS. The Borrower will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Borrower referred to in Section 5.01(i) hereof or, upon 30 days' prior written notice to the Trustee and the Administrative Agent, at such other locations within the United States where all actions necessary, or reasonably requested by the Administrative Agent, to protect and perfect the interest of the Borrower and the Secured Creditors in the Pledged Collateral have been taken and completed. The Borrower will not make any change to its name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names, unless prior to the effective date of any such name change or use, the Borrower delivers to the Administrative Agent such executed financing statements necessary, or as the Administrative Agent may request, to reflect such name change or use, together with such other documents and instruments as the Administrative Agent may request in connection therewith. The Borrower will not change its jurisdiction of incorporation. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary, or that the Administrative Agent may reasonably request, in order to perfect, protect or more fully evidence the Trustee's first priority perfected security interest in the Pledged Collateral for the benefit of the Secured Creditors, or to enable the Trustee or the Secured Creditors to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will: (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate (or as the Administrative Agent may request); and (b) mark its master data processing records evidencing such Pledged Collateral with a legend acceptable to the Administrative Agent, evidencing that the Trustee, for the benefit of the Secured Creditors, has acquired an interest therein as provided in this Agreement. The Borrower hereby authorizes the Administrative Agent, the Trustee, or any Secured Creditor on behalf of the Borrower, to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral, or any part thereof shall be sufficient as a financing statement. If the Borrower fails to perform any of its agreements or obligations under this Section, the Administrative Agent or any Secured Creditor may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent or such Secured Creditor incurred in connection therewith shall be payable by the Borrower upon the Administrative Agent's or such Secured Creditor's demand therefor. For purposes of enabling the Administrative Agent, any such Secured Creditor and the Trustee to exercise their respective rights described in the preceding sentence and elsewhere in this Agreement, the Borrower and the Eligible Lender Trustee hereby authorize, and irrevocably grant a power of attorney to, the Administrative Agent, the Secured Creditors, the Trustee and their respective successors and assigns to take any and all steps in the Borrower's and the Eligible Lender Trustee's name and on behalf of the Borrower and/or the Eligible Lender Trustee necessary or desirable, in the determination of the Administrative Agent, the Secured Creditors or the Trustee, as the case may be, to collect all amounts due under any and all Financed Loans and other Pledged Collateral, including, without limitation, endorsing the Borrower's and/or the Eligible Lender Trustee's name on checks and other instruments representing Collections and enforcing such Financed Loans and other Pledged Collateral.

         SECTION 6.12. OBLIGATIONS OF THE BORROWER WITH RESPECT TO PLEDGED COLLATERAL. The Borrower will (a) at its expense, regardless of any exercise by any Secured Creditor of its rights hereunder, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents included in the Pledged Collateral to the same extent as if Pledged Collateral had not been pledged hereunder; and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall any Secured Creditor have any obligation or liability with respect to any Financed Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower or any of its Affiliates thereunder. The Borrower will timely and fully comply in all respects with each Transaction Document.

         SECTION 6.13. COLLATERAL CALL. The Borrower shall maintain at all times the Minimum Asset Coverage Requirement. If the Borrower is notified by the Administrative Agent, the Valuation Agent (with a copy to the Trustee) or is otherwise aware that the Asset Coverage Ratio is below the Minimum Asset Coverage Requirement, the Borrower shall deposit cash, Eligible Loans (valued at no greater than the aggregate Principal Balance thereon) or Permitted Investments, on the Remittance Date following notification or knowledge of such condition, or such other date as agreed to by the Administrative Agent in writing, in the Collection Account or the Pledged Collateral, as applicable, the amount necessary to meet the Minimum Asset Coverage Requirement.

         SECTION 6.14. COVENANTS REGARDING THE TRUSTEE'S SECURITY INTEREST. The Borrower and the Trustee hereby covenant for the benefit of the Secured Creditors as follows:

                  (a)      The Trustee shall not waive any of the
         representations and warranties set forth in Section 5.02 hereof.

                  (b) The Borrower shall take all steps necessary, and shall cause each Servicer and each Subservicer to take all steps necessary and appropriate, to maintain the Trustee's first priority perfected security interest in the Financed Loans.

         SECTION 6.15. FINANCIAL COVENANTS.

                  (a) TANGIBLE NET WORTH COVENANT. The consolidated Tangible Net Worth of Nelnet, Inc., determined as of the last day of each fiscal quarter, commencing with the fiscal quarter ending on March 31, 2003, shall not be less than (a) $80,000,000 plus (b) 75% of Nelnet, Inc.'s positive net income earned after March 31, 2003.

                  (b) FUNDED DEBT TO WORTH COVENANT. The ratio of Nelnet, Inc.'s Funded Debt to its Tangible Net Worth shall not be more than 3:1.

         SECTION 6.16. AMENDMENT OF ARTICLES OF INCORPORATION. The Borrower shall notify the Administrative Agent in writing of any proposed material amendments to the Borrower's Articles of Incorporation. No such amendment shall become effective unless and until the Administrative Agent has consented in writing thereto (which consent shall not be unreasonably withheld).

         SECTION 6.17. ENFORCEMENT AND AMENDMENT OF GUARANTEE AGREEMENTS. So long as any Notes are Outstanding and Financed Loans are guaranteed by a Guarantee Agency, the Borrower will (a) from and after the date on which the Eligible Lender Trustee on its behalf shall have entered into any Guarantee Agreement covering Financed Loans, cause the Eligible Lender Trustee to maintain such Guarantee Agreement and diligently enforce the Eligible Lender Trustee's rights thereunder; (b) cause the Eligible Lender Trustee to enter into such other similar or supplemental agreements as shall be required to maintain benefits for all Financed Loans covered thereby; and (c) not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Guarantee Agreement or any similar or supplemental agreement which in any manner will materially adversely affect the rights of the Secured Creditors from time to time of the Notes hereunder.

                                   ARTICLE VII

                               TERMINATION EVENTS

         If any of the following events (each a "Termination Event") shall occur:

                  (a) the Borrower fails to pay any of its Obligations under this Agreement or any of the other Transaction Documents when such Obligations are due or are declared due and such failure shall remain unremedied for one Business Day; or

                  (b) any representation, warranty, certification or statement made or deemed to be made by the Borrower, the Eligible Lender Trustee, any Seller or any Servicer under or in connection with this Agreement or any other Transaction Document, or other information, report or document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made, deemed made or delivered; or

                  (c) the Borrower, the Eligible Lender Trustee, any Seller or any Servicer shall default in the performance or observance of any term, covenant or undertaking (other than those set for in subsections
         (a), (b) or (l) of this Section) to be performed or observed herein or in any other Transaction Document on its part and any such failure shall remain unremedied (if such default can be remedied) for ten (10) days after written notice thereof shall have been received by the Borrower; provided, however, such ten (10) day cure period shall not apple to defaults under Sections 6.01(b), (f), (j), (k) or (m) or
         Section 6.11 hereof; or

                  (d) an Event of Bankruptcy shall have occurred with respect to the Borrower, any Seller, any Servicer or any Affiliate thereof; provided, however, the foregoing event shall not be a "Termination Event" with respect to a Servicer hereunder if such Servicer is not an Affiliate of Nelnet, Inc. and within 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

                  (e) the Trustee, for the benefit of the Secured Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in any of the Pledged Collateral or the Borrower shall, for any reason, cease to have a valid and perfected first priority ownership interest in each Financed Loan and Collections with respect thereto; or

                  (f) a Servicer Default shall have occurred or any Servicing Agreement shall not be in full force and effect for any reason, and, in either case, such Servicer or Servicing Agreement, as the case may be, shall not be replaced by a Servicer or a Servicing Agreement, as the case may be, acceptable to each Facility Agent within 60 days of such event; provided, however, the foregoing event shall not be a

        "Termination Event" hereunder if such Servicer Default arises under a Servicing Agreement with a Servicer that is not an Affiliate of Nelnet, Inc. and within 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

                  (g) the Asset Coverage Ratio shall be less than the Minimum Asset Coverage Ratio; or

                  (h) the three-month average of the Net Interest Margin shall be less than 0.50%; or

                  (i) the three-month average of the Net Interest Margin solely with respect to Consolidation Loans and Eligible Loans which are eligible to receive Special Allowance Payments pursuant to Section 438(b)(2)(B) of the Higher Education Act shall be less than 0.75%; or

                  (j) the three-month average of the Defaulted Student Loan Ratio is greater than 15.0%; or

                  (k)      the Liquidity Trigger shall be less than 75%; or

                  (l) a Guarantor Default occurs and the Department of Education does not assume the obligations of the Guarantor in a timely manner; or

                  (m) the Borrower fails to comply with the financial covenants set forth in Section 6.15 hereof; or

                  (n) the Borrower shall be in default under an agreement with respect to indebtedness other than the Notes in excess of $1,000,000; or

                  (o) there shall have occurred any material adverse change in the operations of the Borrower or any Seller or in the ability of any Servicer to service and collect the Financed Loans since the most recent fiscal quarter-end, or any other material adverse effect shall have occurred (including any Material Adverse Effect); provided, however, the foregoing event shall not be a "Termination Event" hereunder if such default arises under a Servicing Agreement with a Servicer that is not an Affiliate of Nelnet, Inc. and within the 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

                  (p) there shall be a change of control with respect to the Borrower or any Seller or any Servicer which is an Affiliate of the Borrower; or

                  (q) any material adverse change in federal legislation that materially impairs the marketability or value of the Financed Loans in the Administrative Agent's reasonable opinion, including pricing and guarantee; or;

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

                  (r) the aggregate principal amount of the Subordinate Notes Outstanding exceeds 5% of the total aggregate principal amount of the Notes Outstanding;

                  (s) the Borrower, a Seller or a Servicer shall fail to make a payment or deposit when required pursuant to this Agreement and such failure shall remain unremedied for three Business Days;

                  (t) any Person shall institute steps to terminate any Benefit Plan if the assets of such Benefit Plan are insufficient to satisfy all of its benefit liabilities (as determined under Title IV of ERISA), or a contribution failure occurs with respect to any Benefit Plan which is sufficient to give rise to a lien under Section 302(f) of ERISA;

                  (u) any material provision of this Agreement or any other Transaction Document to which the Borrower, any Seller or any Servicer is a party shall cease to be in full force and effect or the Borrower, any Seller or any Servicer shall so state in writing; or

                  (v) the Borrower shall fail to provide for the deposits required by Sections 2.06 or 6.13 hereof;

then, and in any such event, any Facility Agent may, by notice to the Borrower, the Trustee and each other Facility Agent, declare that a Termination Date shall have occurred (except that, in the case of any event described in subsection (e) above, the Termination Date shall be deemed to have occurred automatically), whereupon all of the Obligations due and owing to the Affected Party shall become immediately due and payable. Upon any such declaration or automatic occurrence, the Trustee (for the benefit of the Secured Creditors) shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative; provided, however, the Trustee shall only sell the Pledged Collateral in order to repay the Aggregate Note Balance and any other Obligations if directed to do so by the Facility Agents representing Lenders which own at least a majority in aggregate principal amount of the Notes. The rights and remedies of a secured party which may be exercised by the Trustee pursuant to this Article shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. Any sale or transfer by the Trustee of Financed Loans shall only be made to an Eligible Lender. The Borrower agrees that, to the extent notice of sale shall be required by law, 10 Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Eligible Lender Trustee to sell the Pledged Collateral to an Eligible Lender on an "as is" basis, without representation or warranty of any kind. The proceeds of any such sale shall be deposited to the Collection Account and shall be distributed pursuant to Section 2.05(b) hereof. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such

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sale may, without further notice, be made at the time and place to which it was so adjourned. The Trustee shall be deemed to have notice of a Termination Event only upon an authorized corporate trust officer of the Trustee being notified, in writing, by the Borrower, the Administrative Agent or a Secured Creditor that such events have occurred. The Trustee shall be paid its outstanding Trustee Fees prior to the distribution of any moneys received from the exercise of any remedies pursuant to this Article.

                                  ARTICLE VIII

                       TRUSTEE AND ELIGIBLE LENDER TRUSTEE

         SECTION 8.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts imposed upon it by this Agreement, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                  (a)      Until a Termination Event has occurred,

                           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Agreement and whether or not they contain the statements required under this Agreement.

                  (b) Upon the occurrence of a Termination Event, the Trustee, in exercising the rights and powers vested in it by this Agreement, shall use the same degree of care and skill in their exercise as a prudent corporate indenture trustee would exercise or use under the circumstances in the conduct of his own affairs, and shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, unless it shall be proved that such error of judgment or act was the result of the Trustee's negligence or willful misconduct.

                  (c) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any liability or to institute or defend any suit in respect hereof in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless adequately indemnified to its satisfaction.

                  (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

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         SECTION 8.02. TRUSTEE'S RIGHT TO RELIANCE. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, servicer's report appraisal, opinion or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may be counsel for the Borrower, the Eligible Lender Trustee, the Administrative Agent or the Trustee), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder, including payment of moneys out of any fund or account, in good faith and in accordance with the opinion of such counsel.

         Whenever in the administration hereof the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an officer of the Borrower, the Eligible Lender Trustee, the Portfolio Administrator, the Administrative Agent or any Secured Creditor.

         The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

         To the extent otherwise permitted by the terms of this Agreement, the Trustee is authorized to sell, assign, transfer, convey, or repurchase Financed Loans in accordance with a request of the Borrower, the Administrative Agent or any Secured Creditor, provided that no such Financed Loan may be sold, assigned, transferred, or conveyed to any Person who is not an Eligible Lender. The Trustee is further authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Agreement.

         SECTION 8.03. COMPENSATION OF TRUSTEE. The Borrower shall pay to the Trustee from time to time pursuant to Section 2.05(b)(iv) hereof reasonable compensation for all services rendered by it hereunder, as set forth in the letter agreement dated April 7, 2003, and also all its reasonable fees, expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trusts hereby created. The Borrower further agrees to indemnify and hold the Trustee and it officers, agents, directors and employees harmless against any and all liability which it may incur in the exercise or performance of its powers and duties hereunder. The Trustee may not change the amount of its annual compensation without giving the Borrower at least 90 days' written notice prior to the beginning of a calendar year and without the written consent of the Administrative Agent.

         SECTION 8.04. RESIGNATION OF TRUSTEE. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Agreement by giving to the Borrower, the Portfolio Administrator, the Eligible Lender Trustee and the Administrative Agent notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section 8.06 hereof (and is qualified to be the Trustee under the requirements of Section 8.06 hereof). If no successor Trustee has

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been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Borrower, the Portfolio Administrator, the Eligible Lender Trustee and the Administrative Agent, whichever period is the longer, the Trustee may (a) appoint a temporary successor Trustee having the qualifications provided in Section 8.06 hereof; or (b) request a court of competent jurisdiction to (i) require the Borrower to appoint a successor, as provided in
Section 8.06 hereof, within three days of the receipt of citation or notice by the court; or (ii) appoint a Trustee having the qualifications provided in
Section 8.06 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to (a) above, the Borrower may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 8.06 hereof.

         SECTION 8.05. REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed (a) by the Borrower for cause or upon the sale or other disposition by the Trustee of its trust functions or (b) by the Borrower without cause so long as no Termination Event exists or has existed within the last 90 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Borrower and acceptance thereof by said successor.

         In the event a Trustee (or successor Trustee) is removed, by any Person or for any reason permitted hereunder, such removal shall not become effective until the successor Trustee has accepted appointment as such and all action necessary to assign the security interests granted to the Trustee hereunder have been transferred to the successor Trustee.

         SECTION 8.06. SUCCESSOR TRUSTEE. In case at any time the Trustee or any successor Trustee shall resign or shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Borrower by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Borrower of a successor to the Trustee, the Borrower shall forthwith cause notice thereof to the Administrative Agent, the Portfolio Administrator and the Eligible Lender Trustee.

         In addition, any bank or trust company into which the Trustee or its successor may be converted, merged or with which it may be consolidated, or to which it may sell or transfer its corporate trust business as a whole shall be the successor of the Trustee and Note Registrar hereunder with the same rights, powers, duties and obligations and subject to the same restrictions, limitations and liabilities as its predecessor, all without the execution or filing of any papers or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Every successor Trustee appointed by the Borrower shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority and be acceptable to the Administrative Agent.

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         SECTION 8.07. MANNER OF VESTING TITLE IN TRUSTEE. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Borrower, the Eligible Lender Trustee and the Administrative Agent, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all the estate, properties, rights, powers, trusts, duties, and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of the Borrower, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title, and interest of the Trustee which it succeeds, in and to the Pledged Collateral and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, shall pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Agreement, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Borrower be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Borrower.

         SECTION 8.08. CUSTODIAN AGREEMENT. The Trustee acknowledges the receipt of copies of the Custodian Agreements attached as Exhibit E hereto.

         SECTION 8.09. ACCEPTANCE OF DUTIES OF ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee hereby agrees to hold legal title to the Financed Loans on behalf of the Borrower, and to perform its duties as Eligible Lender of such Financed Loans, including under the Eligible Lender Trust Agreement, this Agreement and the other Transaction Documents.

         SECTION 8.10. ELIGIBLE LENDER TRUSTEE COVENANTS WITH RESPECT TO "ELIGIBLE LENDER" STATUS. The Eligible Lender Trustee covenants as follows:

                  (a) the Eligible Lender Trustee represents and warrants that it satisfies the requirements to be an "eligible lender" as that term is defined in the Higher Education Act and covenants that it will remain an "eligible lender" so long as the Eligible Lender Trustee remains Eligible Lender Trustee under this Agreement and the Eligible Lender Trust Agreement; provided, however, that the Eligible Lender Trustee shall have no responsibility or liability hereunder if it fails to remain as an "eligible lender" as a result of the actions or inactions of the Borrower or any Servicer or Subservicer; and

                  (b) the Eligible Lender Trustee shall take such actions, but only such actions, with respect to being an "eligible lender" as shall be reasonably requested by the Borrower; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Borrower is solely responsible.

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                  (c)      the Eligible Lender Trustee shall take such actions
         with respect to being "Eligible Lender Trustee" as shall be reasonably requested by the Trustee or the Administrative Agent.

         SECTION 8.11. COMPENSATION OF ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee shall be compensated as provided in the Eligible Lender Trust Agreement. The Eligible Lender Trustee may not change the amount of its annual compensation without giving the Borrower at least 90 days' written notice prior to the beginning of a calendar year and without the written consent of the Administrative Agent.

         SECTION 8.12. RESIGNATION AND REMOVAL OF ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee and any successor to the Eligible Lender Trustee may resign and be discharged from its obligations with respect to the Financed Loans and this Agreement and may be removed by the Borrower with cause at any time, or without cause so long as no Event of Default exists or has existed within the last 90 days, pursuant to the terms and provisions of the Eligible Lender Trust Agreement. In case at any time the Eligible Lender Trustee or any successor Eligible Lender Trustee shall resign or be removed, cease to be an "eligible lender" as defined in the Higher Education Act, or otherwise shall be disqualified to act or be incapable of acting as Eligible Lender Trustee hereunder, a successor Eligible Lender Trustee (who may be the Trustee) may be appointed by the Borrower pursuant to the Eligible Lender Trust Agreement.

         SECTION 8.13. ELIGIBLE LENDER TRUSTEE'S STATUS AS AN "ELIGIBLE LENDER". For the purposes of this Agreement, all documents, agreements, understandings and arrangements relating to this Agreement that are executed by the Eligible Lender Trustee have been executed by the Eligible Lender Trustee with the understanding that it may be deemed to be an "eligible lender" under the Higher Education Act. The Borrower hereby acknowledges the fact that the Eligible Lender Trustee may be deemed an "eligible lender" under the Higher Education Act and thus may be subject to certain liabilities because of such status and that the Eligible Lender Trustee is willing to accept the status of "eligible lender" hereunder as an accommodation to the Borrower, and the Borrower hereby agrees that, pursuant to Article IX hereof, it will indemnify and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Eligible Lender Trustee's status as an "eligible lender" or because of the Eligible Lender Trustee's entering into this Agreement or any of the other Transaction Documents that results from the actions or inactions of the Borrower or any Servicer or Subservicer. The Borrower agrees that it will not seek recourse or commence any action against the Eligible Lender Trustee or its officers, directors, employees or agents or any of their personal assets for the performance or payment of any obligation under the Higher Education Act.

         SECTION 8.14. ENFORCEMENT AND AMENDMENT OF GUARANTEE AGREEMENTS. So long as any Notes are Outstanding and Financed Loans are guaranteed by a Guarantee Agency, the Trustee and the Eligible Lender Trustee will each (a) from and after the date on which it shall have entered into any Guarantee Agreement covering Financed Loans, maintain such Guarantee Agreement and diligently enforce its rights thereunder; (b) enter into such other similar or supplemental agreements as shall be required to maintain benefits for all Financed Loans covered thereby; and (c) not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Guarantee

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Agreement or any similar or supplemental agreement which in any manner will materially adversely affect the rights of the Secured Creditors from time to time of the Notes hereunder.

                                   ARTICLE IX

                                INDEMNIFICATION

         Without limiting any other rights which the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Affected Parties, the Program Support Providers or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Affected Parties, the Program Support Providers and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing, together with any amounts due to the Valuation Agent pursuant to Article V of the Valuation Agent Agreement, being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, the Program Support Agreements or the Pledged Collateral, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Borrower shall indemnify the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Affected Parties, the Program Support Providers and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                  (a) any Financed Loan treated as or represented by the Borrower, any Seller, any Servicer or any Subservicer to be an Eligible Loan which is not at the applicable time an Eligible Loan;

                  (b) any representation or warranty made or deemed made by the Borrower, any Servicer, any Subservicer, any Seller or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;

                  (c) the failure by the Borrower, any Seller, any Servicer or any Subservicer to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, or with any applicable law, rule or regulation with respect to any Pledged Collateral, or the nonconformity of any Financed Loan or any other Pledged Collateral with any such applicable law, rule or regulation;

                  (d) the failure to vest and maintain vested in the Trustee for the benefit of the Secured Creditors or to transfer to the Trustee, a first priority perfected security interest in any of the Pledged Collateral, free and clear of any Adverse Claim;

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                  (e)      any dispute, claim, offset or defense (other than the
         discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Financed Loan or any Seller, Servicer or Subservicer to the payment of any obligation otherwise owing under a Transaction Document (including, without limitation, a defense based on such Financed Loan or obligation or the related Transaction Document not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                  (f) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pledged Collateral or otherwise;

                  (g) the commingling by the Borrower or any of its Affiliates of Collections at any time with other funds;

                  (h) any investigation, litigation or proceeding expressly related to this Agreement, any Program Support Agreement or any other Transaction Document or the use of proceeds of Note Purchases or the Pledged Collateral or in respect of any Financed Loan;

                  (i) any failure by the Borrower to give reasonably equivalent value to any Seller in consideration for the Financed Loans sold, or deemed to have been sold, to it by such Seller, or any attempt by any Person to void or otherwise avoid any such transaction under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

                  (j) any failure of the Borrower or any of its agents or representatives to remit to the Trustee Collections of Financed Loans and other Pledged Collateral remitted to the Borrower or any such agent or representative' or

                  (k) either the Borrower or Nelnet, Inc. characterizes the transactions contemplated hereby as other than debt for purposes of the Code.

         Any amounts subject to the indemnification provisions of this Article are special limited obligations of the Borrower payable solely from the Pledged Collateral pursuant to Section 2.05(b)(xvi) hereof and shall be paid by the Borrower to the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Affected Parties, the Program Support Providers or their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, on the Remittance Date following written demand therefor.

                                    ARTICLE X

                    ADMINISTRATIVE AGENT AND FACILITY AGENTS

         SECTION 10.01. AUTHORIZATION AND ACTION OF ADMINISTRATIVE AGENT. The Conduit Lenders, the Facility Agents and the Alternate Lenders hereby accept the appointment of and authorize the Administrative Agent to take such action as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such

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powers as are reasonably incidental thereto. The Administrative Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "Administrative Agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care. The Administrative Agent agrees to give to the Facility Agents prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to the Facility Agents) given to it by the Borrower, the Portfolio Administrator, any Seller, any Servicer, any Subservicer, the Valuation Agent, the Trustee or the Eligible Lender Trustee, pursuant to the terms of this Agreement. Except for actions which the Administrative Agent is expressly required to take pursuant to this Agreement, as the case may be, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to applicable law unless the Administrative Agent shall receive further assurances to its satisfaction from the Facility Agents that it will be indemnified against any and all liability and expense which may be incurred in taking or continuing to take such action.

         SECTION 10.02. AUTHORIZATION AND ACTION OF FACILITY AGENTS. Each Conduit Lender and Alternate Lender hereby accept the appointment of and authorize its related Facility Agent to take such action as agent on their behalf and to exercise such powers as are delegated to such Facility Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Facility Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, no Facility Agent shall have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall any Facility Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against any Facility Agent. Without limiting the generality of the foregoing sentence, the use of the term "Facility Agent" in this Agreement with reference to any Facility Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each

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Facility Agent may execute any of its duties under this Agreement or any other
Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Facility Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care. Each Facility Agent agrees to give to its related Conduit Lender and Alternate Lenders prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to such Conduit Lender or the Alternate Lender) given to it by the Administrative Agent, the Borrower, the Portfolio Administrator, any Seller, any Servicer, any Subservicer, the Valuation Agent, the Trustee or the Eligible Lender Trustee, pursuant to the terms of this Agreement. Except for actions which each Facility Agent is expressly required to take pursuant to this Agreement, as the case may be, such Facility Agent shall not be required to take any action which exposes such Facility Agent to personal liability or which is contrary to applicable law unless such Facility Agent shall receive further assurances to its satisfaction from its related Conduit Lender and Alternate Lender that it will be indemnified against any and all liability and expense which may be incurred in taking or continuing to take such action.

         SECTION 10.03. AGENCY TERMINATION. Subject to Sections 10.07 and 10.08 hereof, the appointment and authority of the Administrative Agent and the Facility Agents hereunder shall terminate upon the payment by the Borrower of all Obligations hereunder.

         SECTION 10.04. ADMINISTRATIVE AGENT'S AND FACILITY AGENT'S RELIANCE, ETC. None of the Administrative Agent, any Facility Agent or any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it as Administrative Agent or Facility Agent under or in connection with this Agreement or any related agreement or document, except for its own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent and each Facility Agent: (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Conduit Lender, any Facility Agent, any Alternate Lender or any Program Support Provider and shall not be responsible to any Conduit Lender, any Facility Agent, any Alternate Lender or any Program Support Provider for any statements, warranties or representations made by the Borrower, the Trustee, the Eligible Lender Trustee, any Seller, any Servicer, any Subservicer, any Guarantor or the Valuation Agent in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Subservicer, any Seller, any Guarantor or the Valuation Agent or to inspect the property (including the books and records) of the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Subservicer, any Seller, any Guarantor or the Valuation Agent; (d) shall not be responsible to any Conduit Lender, any Facility Agent, any Alternate Lender or any Program Support Provider, as the case may be, for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which

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may be by telex) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

         SECTION 10.05. ADMINISTRATIVE AGENT, FACILITY AGENTS AND AFFILIATES. The Administrative Agent, the Facility Agents and their Affiliates may generally engage in any kind of business with the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Subservicer, any Guarantor, any Seller, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Trustee, the Eligible Lender Trustee, any Servicer, any Subservicer, any Guarantor, any Seller or any of their respective Affiliates, all as if such entities were not the Administrative Agent or a Facility Agent and without any duty to account therefor to any Conduit Lender, any Facility Agent, any Alternate Lender or any Program Support Provider.

         SECTION 10.06. NOTE PURCHASE DECISION. The Conduit Lenders and the Alternate Lenders acknowledge that each has, independently and without reliance upon the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to make Note Purchases hereunder. The Conduit Lenders and the Alternate Lenders also acknowledge that each will, independently and without reliance upon the Administrative Agent, the Facility Agent or any of their Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any related agreement, instrument or other document. Furthermore, each of the Lenders and Facility Agents acknowledges and agrees that although it may have received modeling and other structural information (including cash flow analysis) from the Administrative Agent, the Administrative Agent assumes no responsibility for the accuracy or completeness of such information and such information is not intended to be relied upon as a prediction of performance or for any other reason.

         SECTION 10.07. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving five days' written notice thereof to each Conduit Lender, each Facility Agent, each Alternate Lender, the Borrower, the Portfolio Administrator, the Trustee and the Eligible Lender Trustee. Upon any such resignation, the Conduit Lenders, the Facility Agents and the Alternate Lenders shall have the right to appoint a successor Administrative Agent approved by the Borrower (which approval will not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Conduit Lenders, the Facility Agents and the Alternate Lenders, appoint a successor Administrative Agent. If the successor Administrative Agent is not an Affiliate of the resigning Administrative Agent or an Alternate Lender, such successor Administrative Agent shall be subject to the Borrower's prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative

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Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.

         SECTION 10.08. SUCCESSOR FACILITY AGENTS. Any Facility Agent may resign at any time by giving five days' written notice thereof to its related Conduit Lender and Alternate Lender, the Borrower, the Portfolio Administrator, the Trustee and the Eligible Lender Trustee. Upon any such resignation, the related Conduit Lender and Alternate Lender shall have the right to appoint a successor Facility Agent approved by the Borrower (which approval will not be unreasonably withheld or delayed). If no successor Facility Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Facility Agent's giving of notice of resignation, then the retiring Facility Agent may, on behalf of the related Conduit Lender and Alternate Lender, appoint a successor Facility Agent. If the successor Facility Agent is not an Affiliate of the resigning Facility Agent, such successor Facility Agent shall be subject to the Borrower's prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as a Facility Agent hereunder by a successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Facility Agent, and the retiring Facility Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Facility Agent's resignation hereunder as a Facility Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Facility Agent under this Agreement.

                                   ARTICLE XI

                                 MISCELLANEOUS

         SECTION 11.01. AMENDMENTS AND WAIVERS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Facility Agents, the Administrative Agent and, to the extent affected thereby, the Eligible Lender Trustee and the Trustee and without having provided S&P and Moody's with prior written notice of such amendment, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower shall be effective without the written concurrence of the Administrative Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, telexed, transmitted or delivered by hand, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid; (b) notice by telex, when telexed against receipt of answerback; or (c) notice by facsimile or other electronic copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II hereof shall not be effective until received.

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         SECTION 11.03. NO WAIVER; REMEDIES. No failure on the part of the
Trustee, the Eligible Lender Trustee, the Administrative Agent, any Facility Agent or the Secured Creditors to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 11.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Program Support Providers, the Trustee, the Eligible Lender Trustee and their respective successors and permitted assigns. This Agreement and the rights and obligations of the Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers hereunder and interests herein shall be assignable in whole or in part (including by way of the sale of participation interests therein) by the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Program Support Providers and their successors and assigns; provided, however, that the Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers shall not transfer or assign its interests in the Notes if immediately after such transfer or assignment, the Subordinate Notes would be owned by more than 100 persons as described in Section 1.7704-1(h) of the Treasury Regulations and as described in Section 3(c)(1) of the Investment Company Act of 1940, as amended. The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Administrative Agent, the Facility Agents and S&P. The parties to each assignment or participation made pursuant to this Section shall execute and deliver to the Borrower and the Administrative Agent for their acceptance and recording in their respective books and records, an assignment or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Borrower and the Administrative Agent. Each such assignment or participation shall be effective as of the date specified in the agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers shall each notify the Borrower of any assignment or participation thereof made pursuant to this Section. For the avoidance of doubt, the parties hereto acknowledge and agree that any Conduit Lender my assign it rights and obligations hereunder and under the Notes to any other commercial paper conduit administered by its Facility Agent or its affiliates without the consent of the Borrower or any other Person.

         SECTION 11.05. SURVIVAL. The rights and remedies with respect to any breach of a representation and warranty made by the Borrower pursuant to Article V hereof and the indemnification and payment provisions of Articles VIII and IX hereof and Sections 2.14, 11.08, 11.09 and 11.14 hereof shall be continuing and shall survive the termination of this Agreement and, with respect to the Trustee's and the Eligible Lender Trustee's rights under Articles VIII and IX hereof, the removal or resignation of the Trustee or the Eligible Lender Trustee.

         SECTION 11.06. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in all respects in accordance with, and governed by the internal laws (as opposed to conflicts of law provisions) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such

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provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 11.07. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. THE BORROWER, THE CONDUIT LENDERS, THE FACILITY AGENTS, THE ALTERNATE LENDERS AND THE ADMINISTRATIVE AGENT HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, NEW YORK, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT (OTHER THAN PROCEEDINGS WITH RESPECT TO THE FORECLOSURE ON THE PLEDGED COLLATERAL WHICH MAY BE BROUGHT IN THE JURISDICTION IN WHICH SUCH PLEDGED COLLATERAL IS LOCATED) SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER, THE CONDUIT LENDERS, THE FACILITY AGENTS, THE ALTERNATE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGES TO THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

         THE BORROWER, THE CONDUIT LENDERS, THE FACILITY AGENTS, THE ALTERNATE LENDERS AND THE ADMINISTRATIVE AGENT EACH ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE CONDUIT LENDERS, THE FACILITY AGENTS, THE ALTERNATE LENDERS OR THE ADMINISTRATIVE AGENT. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE CONDUIT LENDERS, THE FACILITY AGENTS, THE ALTERNATE LENDERS OR THE ADMINISTRATIVE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE CONDUIT LENDERS, THE FACILITY AGENTS, THE ALTERNATE LENDERS OR THE ADMINISTRATIVE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIENS AGAINST PROPERTY LOCATED IN SUCH JURISDICTIONS. THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

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         SECTION 11.08. COSTS, EXPENSES AND TAXES.

                  (a) In addition to the rights of indemnification granted under Article IX hereof, and notwithstanding any limitation on recourse set forth herein, the Borrower agrees to pay on demand all reasonable costs, fees and expenses of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, any Program Support Agreement or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers with respect thereto and with respect to advising the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers as to their respective rights and remedies hereunder or thereunder, and all costs, fees and expenses, if any (including reasonable counsel fees and expenses), incurred by the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers in connection with the enforcement of this Agreement, any Program Support Agreement and the other Transaction Documents.

                  (b) The Borrower shall pay the applicable Facility Agent for the account of the Lenders, as applicable, on demand, such amount or amounts as shall compensate the Lenders for any loss (including loss of profit), cost or expense incurred by the Lenders (as reasonably determined by the Lenders) as a result of payments with respect to the Notes other than on a Remittance Date, such compensation to be (i) limited to an amount equal to any loss or expense suffered by the Lenders during the period from the date of receipt of such repayment to (but excluding) the following Remittance Date and (ii) net of the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions. The determination by the applicable Facility Agent of the amount of any such loss or expense shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error.

         SECTION 11.09. RECOURSE AGAINST CERTAIN PARTIES. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers or any incorporator, affiliate, stockholder, officer, employee or director of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Trustee, the Eligible Lender Trustee,

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the Administrative Agent, the Conduit Lenders, the Facility Agents, the
Alternate Lenders and the Program Support Providers contained in this Agreement and all of the other agreements, instruments and documents entered into by the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers, as applicable, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers or any incorporator, stockholder, affiliate, officer, employee or director of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers and each incorporator, stockholder, affiliate, officer, employee or director of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers or of any such administrator, or any of them, for breaches by the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section shall survive the termination of this Agreement and, with respect to the rights of the Trustee and the Eligible Lender Trustee, the resignation or removal of the Trustee or the Eligible Lender Trustee.

         SECTION 11.10. EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         SECTION 11.11. CONFIDENTIALITY. The Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers each agree to keep confidential and not disclose any non-public information or documents related to the Borrower or any Affiliate of the Borrower delivered or

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provided to such Person in connection with this Agreement, any other Transaction
Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Borrower or such Affiliate as being confidential; provided, however, that each of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers may disclose any such information (a) to the extent required or deemed necessary and/or advisable by such Person's counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree; (b) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality; (c) to any Program Support Provider for the Conduit Lenders, any potential Program Support Provider for the Conduit Lenders, or any assignee or participant or potential assignee or participant of any Program Support Provider for the Conduit Lenders, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality; (d) to any assignee, participant, or potential assignee or participant of or with any Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers, provided such Person agrees to be bound by the confidentiality provisions hereof or similar hereto; (e) to bank examiners and any other Person to whom the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders and the Program Support Providers, any such liquidity or program support provider or assignee or participant is required by law, regulation, decree or order to make such disclosure; (f) in connection with the enforcement hereof or of any of the other Transaction Documents or any Program Support Agreement; (g) to any rating agency rating the commercial paper notes of the Conduit Lenders; and (h) to such other Persons as may be approved by the Borrower. Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that: (i) were of public knowledge or literature generally available to the public at the time of such disclosure; or (ii) have become part of the public domain by publication or otherwise, other than as a result of the failure of the Trustee, the Eligible Lender Trustee, the Administrative Agent, the Conduit Lenders, the Facility Agents, the Alternate Lenders or the Program Support Providers, or any of their respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

         SECTION 11.12. SECTION TITLES. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         SECTION 11.13. ENTIRE AGREEMENT. This Agreement, including all Exhibits, Schedules and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

         SECTION 11.14. NO PETITION; SUBORDINATION

                  (a) Each of the Borrower, the Trustee, the Eligible Lender Trustee, the Facility Agent and the Lenders hereby covenants and agrees with respect to each Conduit Lender that prior to the date which is one year and one day after the payment in full of all

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         outstanding indebtedness of such Conduit Lender, it will not institute against or join any other person or entity in instituting against such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  (b) Each of the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Administrative Agent, the Trustee and the Eligible Lender Trustee hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding Notes, it will not institute against or join any other person or entity in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Each of the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Administrative Agent, the Trustee and the Eligible Lender Trustee hereby covenants and agrees that to the extent the Borrower enters into other financing transactions pursuant to which it pledges or otherwise conveys any of its assets (or interests therein) (other than Pledged Collateral) to another Person or Persons in connection therewith ("Other Assets"), then any interest, claim or benefit in such Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Borrower which, under the terms of the relevant documents relating to the financing of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets, including the payment of post-petition interest on such other obligations and liabilities. This Agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.

                  (c) Notwithstanding anything to the contrary contained in this Agreement, the obligations of each Conduit Lender under this Agreement and all other Transaction Documents are solely the corporate obligations of such Conduit Lender and shall be payable solely to the extent of funds received from the Borrower in accordance herewith or from any party to any Transaction Document in accordance with the terms thereof in excess of funds necessary to pay matured and maturing CP and other indebtedness of such Conduit Lender.

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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                  THE BORROWER:

                                                  NELNET EDUCATION LOAN FUNDING,
                                                  INC.

                                                  By /s/ Terry J. Heimes
                                                     ---------------------------
                                                      Terry J. Heimes, President

                                                  c/o Nelnet, Inc.
                                                  121 South 13 Street, Suite 201
                                                  Lincoln, NE 68508
                                                  Attn: Terry J. Heimes
                                                  Telephone: (402) 458-2303
                                                  Facsimile: (402) 458-2399

                                                  THE BANK OF AMERICA CONDUIT
                                                  LENDER:

                                                  QUINCY CAPITAL CORPORATION

                                                  By /s/ Douglas K. Johnson
                                                     ---------------------------
                                                  Name:  Douglas K. Johnson
                                                  Title: President

                                                  Quincy Capital Corporation
                                                  c/o AMACAR Group, LLC
                                                  6525 Morrison Boulevard
                                                  Suite 318
                                                  Charlotte, NC 28211

                                                  THE BANK OF AMERICA FACILITY
                                                  AGENT:

                                                  BANK OF AMERICA, N.A.

                                                  By /s/ Elliot Lemon
                                                     ---------------------------
                                                  Name:  Elliot Lemon
                                                  Title: VICE PRESIDENT

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

                                                  Bank of America, N.A.
                                                  The Hearst Tower
                                                  214 N. Tryon Street
                                                  NC1-027-19-01
                                                  Charlotte, NC 28255
                                                  Attn: Banc of America
                                                  Securities, LLC, Global
                                                  Structured Finance; Portfolio
                                                  Management
                                                  Telephone: (704) 386-7922
                                                  Facsimile: (704)388-9169

                                                  THE BANK OF AMERICA ALTERNATE
                                                  LENDER:

                                                  BANK OF AMERICA, N.A.

                                                  By /s/ Elliot Lemon
                                                     ---------------------------
                                                  Name: Elliot Lemon
                                                  Title: VICE PRESIDENT

                                                  Bank of America, N.A.
                                                  The Hearst Tower
                                                  214 N. Tryon Street
                                                  NC1-027-19-01
                                                  Charlotte, NC 28255
                                                  Attn: Banc of America
                                                  Securities, LLC, Global
                                                  Structured Finance; Portfolio
                                                  Management
                                                  Telephone: (704) 386-7922
                                                  Facsimile: (704)388-9169

                                                  THE DEUTSCHE BANK CONDUIT
                                                  LENDER:

                                                  GEMINI SECURITIZATION CORP.

                                                  By /s/ R. Douglas Donaldson
                                                     ---------------------------
                                                  Name:  R. Douglas Donaldson
                                                  Title: Treasurer

                                                  c/o Deutsche Bank AG New York
                                                  Branch
                                                  60 Wall Street, 19th Floor
                                                  New York, NY 10005
                                                  Attn: David Hufnagel
                                                  Telephone: (212)250-0180
                                                  Facsimile: (212)797-5150

                                                  THE DEUTSCHE BANK FACILITY
                                                  AGENT:

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH

                                                  By /s/ David McCollum
                                                     ---------------------------
                                                     David McCollum, Managing
                                                     Director

                                                  By /s/ Stanley Chao
                                                     ---------------------------
                                                     Stanley Chao, Vice
                                                     President

                                                  Deutsche Bank AG New York
                                                  Branch
                                                  60 Wall Street, 19th Floor
                                                  New York, NY 10005
                                                  Attn: David Hufnagel
                                                  Telephone: (212) 250-0180
                                                  Facsimile: (212) 797-5150

                                                  THE DEUTSCHE BANK ALTERNATE
                                                  LENDER:

                                                  DEUTSCHE BANK AG, NEW YORK
                                                  BRANCH

                                                  By /s/ David McCollum
                                                     ---------------------------
                                                     David McCollum, Managing
                                                     Director

                                                  By /s/ Stanley Chao
                                                     ---------------------------
                                                     Stanley Chao, Vice
                                                     President

                                                  Deutsche Bank AG New York
                                                  Branch
                                                  60 Wall Street, 19th Floor
                                                  New York, NY 10005
                                                  Attn: David Hufnagel
                                                  Telephone: (212)250-0180
                                                  Facsimile: (212)797-5150

                                                  THE SOCIETE GENERALE CONDUIT
                                                  LENDER:

                                                  BARTON CAPITAL CORPORATION

                                                  By /s/ Douglas K. Johnson
                                                     ---------------------------
                                                  Name: Douglas K. Johnson
                                                  Title: President

                                                  c/o Societe Generale
                                                  181 West Madison Street
                                                  Suite 3400
                                                  Chicago, IL 60602
                                                  Attention: Securitization
                                                  Facsimile: (312) 578-5199

                                                  with a copy to:

                                                  Societe Generale
                                                  1221 Avenue of the Americas
                                                  New York, NY 10020
                                                  Attention: Paul Schmieder
                                                  Facsimile: (212) 278-7320

                                                  THE SOCIETE GENERALE FACILITY
                                                  AGENT:

                                                  SOCIETE GENERALE

                                                  By /s/ Paul Schneider
                                                     ---------------------------
                                                  Name:  Paul Schneider
                                                  Title: Director

                                                  By /s/ James F. Ahern
                                                     ---------------------------
                                                  Name:  James F. Ahern
                                                  Title: Director

                                                  Societe Generale
                                                  181 West Madison Street
                                                  Suite 3400
                                                  Chicago, IL 60602
                                                  Attn: Securitization
                                                  Facsimile: (312) 578-5199

                                                  with a copy to:

                                                  Societe Generale
                                                  1221 Avenue of the Americas
                                                  New York, NY 10020
                                                  Attn: Paul Schmieder
                                                  Facsimile: (212) 278-7320

                                                  THE SOCIETE GENERALE ALTERNATE
                                                  LENDER:

                                                  SOCIETE GENERALE

                                                  By /s/ Paul Schneider
                                                     ---------------------------
                                                  Name: Paul Schneider
                                                  Title: Director

                                                  By /s/ James F. Ahern
                                                     ---------------------------
                                                  Name: James F. Ahern
                                                  Title: Director

                                                  Societe Generale
                                                  181 West Madison Street
                                                  Suite 3400
                                                  Chicago, IL 60602
                                                  Attn: Securitization
                                                  Facsimile: (312) 578-5199

                                                  with a copy to:

                                                  Societe Generale
                                                  1221 Avenue of the Americas
                                                  New York, NY 10020
                                                  Attn: Paul Schmieder
                                                  Facsimile: (212) 278-7320

                                                  THE TRUSTEE:

                                                  WELLS FARGO BANK MINNESOTA,
                                                  NATIONAL ASSOCIATION

                                                  By /s/ Scott E. Ulven
                                                     ---------------------------
                                                  Name: Scott E. Ulven
                                                  Title: Corporate Trust Officer

                                                  Wells Fargo Bank Minnesota,
                                                  National Association
                                                  6th and Marquette Avenue
                                                  Minneapolis, Minnesota
                                                  55479-0069
                                                  Attn: Corporate Trust
                                                  Department
                                                  Telephone: (612) 667-4802
                                                  Facsimile: (612) 667-2149

                                                  THE ELIGIBLE LENDER TRUSTEE:

                                                  WELLS FARGO BANK MINNESOTA,
                                                  NATIONAL ASSOCIATION

                                                  By /s/ Scott E. Ulven
                                                     ---------------------------
                                                  Name: Scott E. Ulven
                                                  Title: Corporate Trust Officer

                                                  Wells Fargo Bank Minnesota,
                                                  National Association
                                                  6th and Marquette Avenue
                                                  Minneapolis, Minnesota
                                                  55479-0069
                                                  Attn: Corporate Trust
                                                  Department
                                                  Telephone: (612) 667-4802
                                                  Facsimile: (612) 667-2149

                                                  THE ADMINISTRATIVE AGENT:

                                                  BANK OF AMERICA, N.A.

                                                  By /s/ Elliot Lemon
                                                     ---------------------------
                                                  Name:  Elliot Lemon
                                                  Title: VICE PRESIDENT

                                    EXHIBIT A

                     FORM OF STUDENT LOAN PURCHASE AGREEMENT

                                                                       EXHIBIT A

                             LOAN PURCHASE AGREEMENT

         This Loan Purchase Agreement (the "Loan Purchase Agreement") made and entered into as of this 1st day of May, 2003, by and between Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation (the "Corporation") acting by and through Wells Fargo Bank Minnesota, National Association, not individually but as Eligible Lender Trustee (the "Trustee") under the Warehouse Agreement or Eligible Lender Trust Agreement, as applicable from time to time (as defined herein), and NHELP-I, Inc., a Nevada corporation, organized and existing under the laws of the State of Nevada, and having its principal offices at 121 South 13th Street, Suite 201, in the city of Lincoln, County of Lancaster, State of Nebraska (the "Seller").

                             W I T N E S S E T H :

         WHEREAS, the Corporation, by and through the Trustee, desires to purchase from the Seller, by and through Seller's eligible lender trustee certain FFELP Loans (as defined below) to assist students in obtaining a post-secondary education, title to which will be held by the Trustee pursuant to the Warehouse Agreement or Eligible Lender Trust Agreement from time to time, and the Seller desires to sell certain FFELP Loans to the Corporation, title to which will be held by and through the Trustee, in accordance with the terms and conditions of this Loan Purchase Agreement; and

         WHEREAS, the Corporation expects to finance from time to time its purchase and ownership of the FFELP Loans purchased hereunder through the funding made available under the Warehouse Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

         Section 1. DEFINITIONS.

         "Administrative Agent" means Bank of America, N.A., as Administrative Agent under the Warehouse Agreement, and any successor or assign in such capacity.

         "Borrower" means the student or parent obligor under an Eligible Loan.

         "Corporation" means Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC., a Nebraska corporation, and any successor or assign.

         "Eligible Lender Trust Agreement" means the Eligible Lender Trust Agreement dated as of May 1, 2003, between the Trustee and the Corporation.

         "Eligible Loan" means a FFELP Loan authorized to be acquired by the Corporation by and through the Trustee which (i) is Guaranteed; (ii) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education

Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, a SLS loan authorized under Section 428A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments;
(iii) complies with each representation and warranty with respect thereto contained herein (including Section 3(a)); and (iv) meets the other criteria set forth in the Loan Purchase Regulations, is eligible for purchase under the terms of the Warehouse Agreement and is an "Eligible Loan" as defined under the terms of the Warehouse Agreement.

         "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans guaranteed by any Guarantee Agency and Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

         "FFELP Loans" means those specific loans acquired by the Trustee, on behalf of the Corporation, from the Seller pursuant to this Loan Purchase Agreement, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

         "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

         "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with the Trustee on behalf of the Corporation.

         "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either the Trustee or the Seller providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans to Borrowers, made or acquired by the Trustee or the Seller from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to the Corporation or the Trustee pertaining to Eligible Loans.

         "Guaranteed Loans" means FFELP Loans that are Guaranteed.

         "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

         "Higher Education Act" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

         "Interest Subsidy Payments" means interest subsidy payments authorized to be made by the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

         "Loan Purchase Agreement" means this Loan Purchase Agreement including all exhibits and schedules attached hereto, and any addenda, supplements or amendments hereto.

         "Loan Purchase Date" means the date as described in Section 2(b) hereof.

         "Loan Purchase Regulations" means the rules and regulations of the Corporation, as may be adopted by the Corporation from time to time (with the consent of the Administrative Agent and any other persons required under the terms of the Warehouse Agreement), which pertain to the Program, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Corporation is subject.

         "Loan Transfer Schedule" means a written schedule on a form provided by the Corporation or its servicing agent identifying the Borrower on the FFELP Loans to be purchased hereunder.

         "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L.
105-244, Section 427,112 Stat. 1702 (1998) as amended by Public Law No: 106-554
(enacted December 21,2000) and as codified at 20 U.S.C. Section 1082(m)(1).

         "MPN Loan" means a FFELP Loan evidenced by a Master Note.

         "Program" means the Corporation's Eligible Loan acquisition program.

         "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Seller" means NHELP-I, Inc., a Nevada corporation, and any successor or assign, which is an "eligible lender" under the criteria established by the Higher Education Act that has received an eligible lender designation by a Guarantee Agency with respect to Guaranteed Loans, identified in the introduction to this Loan Purchase Agreement, which is selling FFELP Loans to the Corporation hereunder or, if Seller is not designated as an eligible lender under the Higher Education Act, Seller holds beneficial ownership of FFELP Loans through its eligible lender trustee, which is an eligible lender under the Higher Education Act.

         "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

         "Trustee" means Wells Fargo Bank Minnesota, National Association, acting in its capacity as Trustee under the Warehouse Agreement or Eligible Lender Trust Agreement, as applicable, and not in its individual capacity.

         "Warehouse Agreement" means the Warehouse Note Purchase and Security Agreement dated as of May 1, 2003, as the same may be amended or supplemented in accordance with its terms, by and among the Trustee as Trustee and Eligible Lender Trustee, the Corporation as Borrower, Bank of America, N.A. as Administrative Agent, Bank of America as Alternate Lender and Bank of America Facility Agent, Quincy Capital Corporation as Bank of America Conduit Lender, Gemini Securitization Corp. as Deutsche Bank Conduit Lender, Deutsche Bank AG, New York Branch as Deutsche Bank Alternate Lender and Deutsche Bank Facility Agent, Barton Capital Corporation as Societe Generale Conduit Lender and Societe Generale Alternate Lender and Societe Generale as Societe Generale Facility Agent.

         Section 2. PURCHASE OF FFELP LOANS.

                  (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Seller agrees to sell to the Trustee, acting on behalf of the Corporation, and the Corporation, acting by and through the Trustee under the Warehouse Agreement or Eligible Lender Trust Agreement, as applicable, on behalf of the Corporation, agrees to buy from the Seller, a portfolio of FFELP Loans which are Eligible Loans in the aggregate unpaid principal amount as set forth in the Loan Transfer Addendum in the form set forth in Exhibit A hereto. Additional portfolios of FFELP Loans may be purchased from the Seller hereunder by the Corporation by and through the Trustee from time to time in the future, if the parties hereto execute and deliver a subsequent Loan Transfer Addendum for each such purchase of a portfolio in the form set forth in Exhibit A hereto, reflecting the aggregate unpaid principal balance of Eligible Loans contained in such portfolio and the Loan Purchase Date, and if the Seller executes and delivers to the Corporation all documents required under Section 4 hereof as of the applicable Loan Purchase Date. Any subsequent purchase of an additional portfolio of FFELP Loans shall be governed in all respects by this Loan Purchase Agreement together with the Loan Transfer Addendum pertaining to such portfolio. The Seller shall deliver a Loan Transfer Schedule to the Corporation, not less than thirty (30) days prior to the applicable Loan Purchase Date. Consummation of the sale of each FFELP Loan shall require execution and delivery to the Corporation of the Seller's Closing Certificate in the form of Exhibit B hereto (and delivery of the documents described in Exhibit B hereto), the blanket endorsement and bill of sale (in the forms set forth in Exhibits C and D hereto, respectively). It is the intention of the Seller that the transfer from the Seller to the Trustee on behalf of the Corporation constitutes a true sale of the FFELP Loans hereunder and that neither the interest in nor title to the FFELP Loans shall become or be deemed property of the Seller for any purpose under applicable law.

                  (b) Delivery and payment for the FFELP Loans shall take place at a location and on a date (the "Loan Purchase Date") to be specified by the Corporation. The applicable Loan Purchase Date shall not be later than the date set forth in the Loan Transfer Addendum pertaining to such FFELP Loans.

                  (c) Subject to the terms and conditions of this Loan Purchase Agreement, the Corporation agrees to purchase the FFELP Loans by and through the Trustee at a price equal to 100% of the outstanding unpaid principal amount thereof and accrued and unpaid interest thereon on the Loan Purchase Date with proceeds from the obligations issued pursuant to the Warehouse Agreement, or such other amount agreed upon and specified in the Loan Transfer Addendum as set forth in Exhibit A. The Seller shall be responsible for reporting to the Secretary of Education and, if required by the provisions of the Higher Education Act, offsetting against Interest Subsidy Payments and Special Allowance Payments made to the Seller by the Secretary of Education the entire amount of any origination fee which is authorized to be charged by the Higher Education Act with respect to the FFELP Loans sold hereunder. Additionally, the Seller shall, as a condition to the purchase by the Corporation of any FFELP Loan, be required to pay to the Corporation on the Loan Purchase Date the amount of any such origination fee which has not at that time been used to offset such Special Allowance Payments or Interest Subsidy Payments, to the extent that the Special Allowance Payments or Interest Subsidy Payments received by the Trustee in connection with such FFELP Loans shall be affected. Seller shall continue due diligence servicing in compliance with the Higher Education Act, at Seller's cost, up to the applicable Loan Purchase Date; thereafter, servicing shall be paid for by, and shall be the responsibility of, the Corporation.

                  (d) Subject to the terms and conditions of this Loan Purchase Agreement, Seller shall sell to the Corporation, by and through the Trustee, all Eligible Loans made to the same Borrower(s) which are held by or on behalf of Seller (serial loans).

                  (e) If Seller originates or purchases a FFELP Loan which is a consolidation loan under Section 428C of the Higher Education Act, and the proceeds of such consolidation loan are used to repay the principal and interest due on a FFELP Loan sold by Seller to the Corporation hereunder, then Seller shall rebate the premiums, if any, paid by the Corporation to Seller in connection with the purchase of said FFELP Loan by paying to the Corporation an amount equal to the same percentage of the principal balance of said FFELP Loan then outstanding as was originally paid by the Corporation therefor.

         Section 3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE SELLER.

                  (a) With respect to FFELP Loans sold on a Loan Purchase Date, the Seller hereby makes the representations and warranties set forth in Exhibit E hereto as of such Loan Purchase Date. Each representation, warranty, certification, covenant and agreement contained in this Loan Purchase Agreement shall survive the applicable Loan Purchase Date.

                  (b) The Seller shall not organize under the law of any jurisdiction other than the State under which it is organized as of the date hereof (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to the Corporation and the Administrative Agent. Before effecting such change, the Seller shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Corporation's interests in the FFELP Loans.

         Section 4. CONDITIONS OF PURCHASE. The Corporation's obligation to purchase and pay for the FFELP Loans hereunder by and through the Trustee as of the date hereof and any applicable Loan Purchase Date shall be subject to each of the following conditions precedent:

                  (a) All representations, warranties and statements by or on behalf of the Seller contained in this Loan Purchase Agreement shall be true as of the date hereof and on the applicable Loan Purchase Date.

                  (b) Any notification to or approval by the Secretary of Education or a Guarantee Agency required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the FFELP Loans shall have been made or received and evidence thereof delivered to the Corporation.

                  (c) The entire interest of the Seller in each FFELP Loan shall have been duly assigned by endorsement in the form set forth in Exhibit C hereto, such endorsement to be without recourse except as provided in Section 6 hereof.

                  (d) Physical custody and possession of the FFELP Loans (including all information and documentation which is described in the Seller's Closing Certificate as specified in Exhibit B hereto) shall be transferred in the manner directed by the Corporation.

                  (e) The Corporation and the Administrative Agent shall receive an opinion of the Seller's counsel, dated as of the date hereof covering each sale of FFELP Loans, in form and substance satisfactory to the Corporation, the Administrative Agent and the Trustee to the effect that (i) this Loan Purchase Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid, binding and enforceable obligation of the Seller, (ii) the blanket endorsement and bill of sale required by this Loan Purchase Agreement have been duly authorized, executed and delivered by the Seller, (iii) with respect to all Guaranteed Loans being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Seller, (iv) assuming the due execution and delivery thereof, each FFELP Loan constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms, (v) to the knowledge of the Seller's counsel, the execution and delivery of this Loan Purchase Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Loan Purchase Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder, (vi) to the knowledge of the Seller's counsel, the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Loan Purchase Agreement, (vii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation ("FDIC"), the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions contemplated in this Loan Purchase Agreement, (viii) this Loan Purchase Agreement shall constitute a security agreement under Nebraska law and shall be effective to create, in favor of the Corporation, a valid perfected security interest in the FFELP Loans subject to no prior liens, (ix) if the Corporation and the Seller are affiliates, that (A) if the Seller became a debtor under the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"), (1) Section 541(a)(1) of the Bankruptcy Code would not apply to deem the FFELP sold by the Seller to the Corporation and the proceeds therefrom as property of the bankruptcy estate of the Seller and therefore (2) Section 362(a) of the bankruptcy Code would not apply to stay payment to the Corporation or its assignees and (B) if the Seller became a debtor under the Bankruptcy Code, a court would not disregard the separate identity of the Corporation so that the assets of the Seller would be consolidated with and become a part of the Seller's bankruptcy estate,(x) if the Seller is a bank or savings association the deposits of which are insured by the FDIC (a "Bank") and the FDIC were appointed as receiver or conservator of such Bank, a court would not recharacterize the transfer and assignment of the FFELP Loans to the Borrower as a pledge to secure a borrowing rather than a sale of the FFELP Loans, and (xi) such other opinions as may be reasonably requested by the Corporation, the Administrative Agent or the Trustee.

                  (f) Delivery by the Seller to the Corporation on or before the date hereof of the following documentation: Seller's general certificate in the form of Exhibit G hereto; Seller's Closing Certificate in the form of Exhibit B hereto; blanket endorsement in the form of Exhibit C hereto; bill of sale in the form of Exhibit D hereto; UCC-1 Financing Statements evidencing the transfer from the Seller to the Corporation and the Trustee on behalf of the Corporation, and UCC lien searches sufficiently in advance of the date hereof so as to permit review thereof by the Corporation to its satisfaction, if either or both are requested by the Corporation or a party to the Warehouse Agreement; and UCC termination statements or releases, if any, releasing any security interest granted by the Seller in any FFELP Loan.

                  (g) Delivery by the Seller to the Corporation, prior to the Loan Purchase Date, of a fully executed and completed Loan Transfer Addendum substantially in the form of Exhibit A hereto with respect to FFELP Loans referred to in the bill of sale, and delivery of a Loan Transfer Schedule as required in Section 2(a) hereof.

                  (h) Adequate funds are available to the Corporation from an indenture or other financing agreement relating to the Corporation's bonds and/or notes which will finance the purchase of FFELP Loans under this Loan Purchase Agreement.

                  (i) Delivery by the Seller of a closing certificate dated as of the date hereof in form and substance satisfactory to the Corporation, Administrative Agent, the Trustee and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the Warehouse Agreement, and a certificate dated as of the date hereof in the form attached as Annex A to the true sale/non-consolidation opinion of Kutak Rock LLP dated May 16, 2003.

         Section 5. REJECTION OF FFELP LOANS.

                  (a) If (i) the Seller is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Loan Purchase Agreement as to a FFELP Loan or (ii) the Corporation determines that the Seller is unable to fulfill one or more covenants or conditions of this Loan Purchase Agreement as to a FFELP Loan, or (iii) the Corporation, in its reasonable judgment, deems that a FFELP Loan does not comply with the terms and conditions of this Loan Purchase Agreement or is not being delivered in compliance with such terms and conditions, or (iv) the Corporation, in its reasonable judgment deems that a FFELP Loan is for any reason unacceptable to it, then the Corporation, within thirty days of the Loan Purchase Date, may refuse to accept and pay for such FFELP Loan (or any substitute FFELP Loan offered by the Seller in lieu thereof).

                  (b) If the Corporation rejects a FFELP Loan, any such FFELP Loan shall be returned to the Seller by registered mail (for repurchase pursuant to Section 6 hereof if the student loan has previously been purchased by the Corporation), together with a letter identifying each returned FFELP Loan and stating the basis for its return. The Corporation shall cause any FFELP Loan returned to the Seller which has been endorsed to the Trustee to be endorsed by the Trustee to the Seller in the form set forth in Exhibit F hereto.

         The liability of the Corporation in connection with the loss of or damage to any FFELP Loan to be returned to the Seller is limited to such loss or damage occurring as a result of its gross negligence or willful misconduct in handling or safekeeping FFELP Loans.

         Section 6. REPURCHASE OBLIGATION. If:

                           (i) any representation or warranty made or furnished by the Seller in or pursuant to this Loan Purchase Agreement (including Section 3 (a) hereof) shall prove to have been materially incorrect;

                           (ii) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, reinsurance or Guarantee payments) on account of any circumstance or event that occurred prior to the sale of such FFELP Loan to the Corporation by and through the Trustee;

                           (iii) on account of any circumstance or event that occurred prior to the sale of a FFELP Loan to the Corporation, by and through the Trustee, a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to Borrower's obligation to pay all or any part of the FFELP Loan, and the Corporation, in good faith, believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such FFELP Loan;

                           (iv) a FFELP Loan is required to be repurchased pursuant to subsection 5(b) hereof; or

                           (v) the instrument which Seller purports to be a FFELP Loan is not, in fact, a FFELP Loan;

then the Seller shall repurchase such FFELP Loan or purported FFELP Loan upon the request of the Corporation or the Administrative Agent by paying to the Corporation (or Wells Fargo Bank Minnesota, National Association, as Trustee under the Warehouse Agreement, if required by the Administrative Agent) the then outstanding principal balance of such FFELP Loan or purported FFELP Loan multiplied by the percentage used to calculate the purchase price specified in the applicable Loan Transfer Addendum (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Corporation for such loan), plus interest (including Interest Subsidy Payments) and applicable Special Allowance Payments and Interest Subsidy Payments with respect to such FFELP Loan or purported FFELP Loan from the Loan Purchase Date to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan or purported FFELP Loan, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation and the Trustee in connection with such FFELP Loan or purported FFELP Loan.

         Section 7. NOTIFICATION TO BORROWERS. The servicing agent on behalf of the Seller shall notify Borrowers under the FFELP Loans as required by the Higher Education Act of the assignment and transfer to the Trustee of the Seller's interest in such FFELP Loans and the Seller shall direct each Borrower to make all payments thereon directly to the Corporation or as it may otherwise designate.

         Section 8. OBLIGATIONS TO FORWARD PAYMENTS AND COMMUNICATIONS.

                  (a) The Seller shall promptly remit, or cause to be remitted, to the Corporation all funds received by the Seller after the applicable Loan Purchase Date which constitute payments of principal or interest (including Interest Subsidy Payments) or Special Allowance Payments accrued after the applicable Loan Purchase Date with respect to any FFELP Loan.

                  (b) The Seller shall immediately transmit to the Corporation any communication received by the Seller after the applicable Loan Purchase Date with respect to a FFELP Loan or the Borrower under such a FFELP Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

         Section 9. PAYMENT OF EXPENSES AND TAXES. Each party to this Loan Purchase Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Loan Purchase Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel; provided, however, that Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the FFELP Loans.

         Section 10. INDEMNIFICATION. The Seller specifically acknowledges that the Corporation, in obtaining financing, will be making representations and warranties regarding the FFELP Loans based in part on the accuracy of the Seller's representations and warranties in this Loan Purchase Agreement. The Seller agrees to indemnify and save the Trustee, the Corporation, the parties to the Warehouse Agreement (together with each of their respective successors, assignees, officers, directors, agents and employees) harmless of, from and against any and all loss, liability, cost, damage or expense, including reasonable attorneys' fees and costs of litigation, incurred by reason of any breach of the Seller's warranties, representations or covenants hereunder or any false or misleading representations of the Seller or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Seller in connection herewith. This indemnity obligation shall survive the termination of this Agreement or removal of the Trustee.

         Section 11. SPECIAL PROVISIONS RELATING TO MPN LOANS.

                  (a) The Seller hereby represents and warrants that the Seller is transferring all of its right title and interest in the MPN Loans to the Corporation, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Seller has reacquired) to any person other than the Corporation, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other than a predecessor in title to the Seller. The Seller hereby covenants that the Seller shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.

                  (b) The Seller hereby authorizes the Corporation to file a UCC-1 financing statement identifying the Seller as debtor and the Corporation as secured party and describing the MPN Loans and other Eligible Loans sold pursuant to this Loan Purchase Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Corporation's interest in the MPN Loans and other Eligible Loans and shall not be deemed to contradict the express intent of the Seller and the Corporation that the transfer of MPN Loans and other Eligible Loans under this Loan Purchase Agreement is an absolute assignment of such MPN Loans and other Eligible Loans and is not a transfer of such MPN Loans and other Eligible Loans as security for a debt.

         Section 12. OTHER PROVISIONS.

                  (a) The Seller shall, at its expense, furnish to the Corporation and the Administrative Agent such additional information concerning the Seller's student loan portfolio as the Corporation or the Administrative Agent may reasonably request.

                  (b) The Seller shall, at its expense, execute all other documents and take all other steps as may be requested by the Corporation, the Administrative Agent or the Trustee from time to time to effect the sale hereunder of the FFELP Loans.

                  (c) The provisions of this Loan Purchase Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto, after written consent is obtained from the Administrative Agent. Inaction or failure to demand strict performance shall not be deemed a waiver.

                  (d) This Loan Purchase Agreement shall be governed by the laws of the State of Nebraska.

                  (e) All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

                  (f) This Loan Purchase Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  (g) If any provision of this Loan Purchase Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Loan Purchase Agreement or any part hereof.

                  (h) All notices, requests, demands or other instruments which may or are required to be given by either party to the other shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is given or upon expiration of a period of 48 hours from and after the postmark thereof when mailed, postage prepaid, by registered or certified mail, requesting return receipt, by overnight courier, or by telecopy, addressed as follows:

                  If to the Corporation:

                           Nelnet Education Loan Funding, Inc.
                           121 South 13th Street, Suite 201
                           Lincoln, Nebraska 68508
                           Attention: Terry J. Heimes
                           Telephone: (402) 458-2301
                           Facsimile: (402) 458-2399

                  with a copy to the Trustee at:

                           Wells Fargo Bank Minnesota, National Association Corporate Trust Services
                           6th & Marquette, N9303-110
                           Minneapolis, Minnesota 55479
                           Attention: Scott E. Ulven
                           Telephone: 612-667-4802
                           Facsimile: 612-667-2149

                  if to the Administrative Agent:

                           Bank of America, N.A.
                           The Hearst Tower
                           214 North Tryon Street
                           NC1-027-19-01
                           Charlotte, NC 28255
                           Attention: Banc of America Securities, LLC
                           Global Structured Finance; Portfolio Management

         If to the Seller, addressed in the manner as set forth in the first paragraph of this Loan Purchase Agreement.

                  Either party may change the address and name of the addressee to which subsequent notices are to be sent to it by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

                  (i) This Loan Purchase Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

                  (j)      Time is of the essence in this Loan Purchase
         Agreement.

                  (k) This Loan Purchase Agreement may not be amended without prior written consent of the Administrative Agent and prior written notice to each rating service then rating the Notes at the request of the Borrower.

                  (l) This Loan Purchase Agreement shall not be assignable by the Seller, in whole or in part, without the prior written consent of the Corporation and the Administrative Agent.

                  (m) No remedy by the terms of this Loan Purchase Agreement conferred upon or reserved to the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Loan Purchase Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Loan Purchase Agreement.

                  (n) Acts to be taken by the Corporation with respect to acquiring and holding title to FFELP Loans hereunder shall be taken by the Trustee as directed by the Corporation, which qualifies as an "eligible lender" trustee under the Higher Education Act, and all references herein to the Corporation shall incorporate by this reference the fact that the Trustee will be acquiring and holding title to FFELP Loans on behalf of the Corporation, all as required under the Higher Education Act.

                  (o) The parties hereto acknowledge that the Trustee, the Administrative Agent and other parties to the Warehouse Agreement shall be third party beneficiaries of this Loan Purchase Agreement with the power and right to enforce the provisions thereof, and the Trustee and any such credit providers may become an assignee of the Corporation. The foregoing creates a permissive right on the part of such third party beneficiaries, and such third party beneficiaries shall be under no duties or obligations hereunder.

                  (p) This Loan Purchase Agreement has been made and entered into not only for the benefit of the Corporation and Seller but also for the benefit of the

         Trustee and other parties to the Warehouse Agreement in connection with the financing of Eligible Loans (as defined in the Warehouse Agreement), and upon assignment by the Corporation to the Trustee with respect to the Warehouse Agreement or Wells Fargo Bank Minnesota, National Association, as Trustee, its provisions may be enforced not only by the parties to this Loan Purchase Agreement but by the Trustee and other parties to the Warehouse Agreement. The foregoing creates a permissive right on behalf of the Trustee, not in the Trustee's individual capacity but solely as trustee under the Warehouse Agreement or Eligible Lender Trust Agreement, as applicable, and the Trustee shall not be under any duties or obligations hereunder.

                  This Loan Purchase Agreement shall inure to the benefit of the Trustee and its successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Loan Purchase Agreement which expressly confer rights upon Wells Fargo Bank Minnesota, National Association, as Trustee shall be for the benefit of and run directly to, Wells Fargo Bank Minnesota, National Association, as Trustee and Wells Fargo Bank Minnesota, National Association, as Trustee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto. The foregoing creates a permissive right on behalf of Wells Fargo Bank Minnesota, National Association, as Trustee, and Wells Fargo Bank Minnesota, National Association, as Trustee shall not be under any duties or obligations hereunder.

                  If there is a Termination Event (as defined in the Warehouse Agreement) under the Warehouse Agreement and Wells Fargo Bank Minnesota, National Association, as Trustee forecloses on its security interest on the Eligible Loans, then Wells Fargo Bank Minnesota, National Association, as Trustee shall assume all duties and obligations of the Corporation hereunder.

         Section 13. SECURITY INTEREST. The parties to this Loan Purchase Agreement intend that the conveyance of the Seller's right, title and interest in and to the FFELP Loans sold pursuant to this Loan Purchase Agreement (the "Student Loans") shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to the Corporation. The parties to this Loan Purchase Agreement intend that the arrangements with respect to the Student Loans shall constitute a purchase and sale of such Student Loans and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Loan Purchase Agreement shall constitute a loan and not a purchase and sale, the parties hereto intend that this Loan Purchase Agreement would constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and hereby does grant (subject to the condition above), to the Corporation (and the Trustee) a first priority perfected security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral to secure the rights of the

Corporation hereunder and the obligations of the Seller hereunder (collectively, the "Pledged Collateral"):

                  (a)      all Student Loans;

                  (b) all revenues and recoveries of principal from Student Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other revenues and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Student Loan and any other collection of cash with respect to such Student Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Student Loan or rebate of premium thereon pursuant to this Loan Purchase Agreement) received or deemed to have been received and all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral;

                  (d) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Student Loans, whether pursuant to the contract related to such Student Loans or otherwise;

                  (e) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Student Loans otherwise in respect of the Pledged Collateral; and

                  (f) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

         The Seller agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents (including, without limitation, UCC-1 financing statements and custodian agreements with the Servicer), and take all further action that Corporation or Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the Corporation's, the Trustee's or the Administrative Agent's interest in the Pledged Collateral or to enable the Corporation to exercise or enforce any of its rights hereunder.

         Section 14. INFORMATION AND REPORTING. Seller shall furnish to the
Corporation: (a) upon execution of this Agreement, Seller's most recent audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Seller, as well as Seller's most recent unaudited financial statement and balance sheet; (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, an updated audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by Seller; and (c) such other financial information as the Corporation or the Administrative Agent may reasonably request from time to time. Seller shall verify and reconcile Eligible Loan disbursements and cancellations of Eligible Loans sold hereunder, in such manner as the Corporation or the Administrative Agent may reasonably request from time to time. Seller shall furnish to the Corporation and the Administrative Agent a certificate of good standing and a certified copy of resolutions of Seller's board of directors approving and authorizing execution and performance of this Agreement and all ancillary documents with respect thereto in a form reasonably satisfactory to the Corporation and the Administrative Agent.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

NHELP-I, Inc.                         Nelnet Education Loan Funding, Inc., f/k/a
                                      NEBHELP. INC.

By: /s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
   ---------------------------           ---------------------------
Title: Secretary                      Title: President

                      EXHIBIT A TO LOAN PURCHASE AGREEMENT

                             LOAN TRANSFER ADDENDUM

         This Loan Transfer Addendum (the "Addendum") is made and entered into as of the___ day of______________,______ , by and between Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation") and ___________________ (the "Seller").

         WHEREAS, the parties hereto entered into that Loan Purchase Agreement dated as of __________________,_______ , (the "Loan Purchase Agreement"), and the Seller wishes to sell a portfolio of Eligible Loans (as defined in the Loan Purchase Agreement) to the Corporation, pursuant to and in accordance with the terms and conditions of the Loan Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Loan Purchase Agreement, unless otherwise specifically stated herein.

         2. Purchase of Eligible Loans. Subject to the terms and conditions of the Loan Purchase Agreement and in reliance upon the representations, warranties and covenants as set forth in the Loan Purchase Agreement, the Seller agrees to sell to the Trustee, on behalf of the Corporation, a portfolio of Eligible Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of approximately $_______(the "Current Purchase Portfolio").

         3. Purchase Price. Subject to the terms and conditions of the Loan Purchase Agreement, the Corporation agrees to purchase the Eligible Loans in the Current Purchase Portfolio at a purchase price equal to_____% of the aggregate unpaid principal balance thereon plus 100% of the accrued and unpaid interest thereon, each as of the Loan Purchase Date set forth in Section 4 hereof.

         4. Loan Purchase Date. The Loan Purchase Date shall be no later than __________, _________.

         5. Representations and Warranties. The Seller hereby reconfirms all the representations and warranties set forth in the Loan Purchase Agreement as of the Loan Purchase Date set forth in
                  Section 4 hereof.

         6. Effect on Loan Purchase Agreement. This Addendum sets forth the terms of purchase and sale solely with respect to the Current Purchase Portfolio. This Addendum shall have no effect upon any other sale or purchase of any Eligible Loans consummated or contemplated prior to or after the Loan Purchase Date, and all other terms, conditions and agreements contained in the Loan Purchase Agreement shall remain in full force and effect. Prior or subsequent purchases and sales of Eligible Loans shall each be governed by a separate Loan Transfer Addendum.

         7.       Special Terms. [Reserved]

NAME OF SELLER:                       Nelnet Education Loan Funding, Inc., f/k/a
                                      NEBHELP, INC.

By:_______________________________    By: _____________________________________
Title: ___________________________    Title: __________________________________

                      EXHIBIT B TO LOAN PURCHASE AGREEMENT

                          SELLER'S CLOSING CERTIFICATE

         (DO NOT COMPLETE) (the "Seller") does hereby certify that all representations, warranties and statements by or on behalf of the Seller contained in a certain Loan Purchase Agreement dated ________________,__________ (the "Agreement"), by and between the Seller and Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation"), are true and correct on and as of the Loan Purchase Date, without exception or qualification whatsoever;

         FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each FFELP Loan (as defined in the Agreement) acquired under the Agreement, have heretofore been furnished to the Corporation or are simultaneously herewith delivered in accordance with the instructions of the Corporation, pursuant to subsection 4(d) of the Agreement:

         Department of Education application or Guarantee Agency
           application, as supplemented
         Interim note(s) for each Loan that is not an MPN Loan
         Payout note(s) for each Loan that is not am MPN Loan
         Disclosure and Loan information statement
         Guarantee Agreement, Agreement for Participation in the
           Guaranteed Loan Program and Notification of Loan
           Approval by the Guarantee Agency with respect to each Guaranteed Loan (or certified copy thereof)
         Any other documentation held by the Seller relating to
           the history of such Eligible Loan
         Secretary of Education and Guarantee Agency Loan
           Transfer Statements
         Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto
         Evidence of Loan disbursement
         Any other document required to be submitted with a claim to the Guarantee Agency.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by an officer hereunto duly authorized as of the Loan Purchase Date,____.

                  (DO NOT COMPLETE)
                  NAME OF SELLER

                  BY (DO NOT SIGN")
                     ------------------------------
                  TITLE (DO NOT SIGN)

                      EXHIBIT C TO LOAN PURCHASE AGREEMENT

                             BLANKET ENDORSEMENT OF
                         STUDENT LOAN PROMISSORY NOTES

         Pursuant to the Loan Purchase Agreement dated_________________________ , the undersigned ("Seller"), by execution of this instrument, hereby endorses all promissory notes purchased by Wells Fargo Bank Minnesota, National Association, as Eligible Lender Trustee (the "Trustee") under a Warehouse Note Purchase and Security Agreement among the Trustee, Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation") as Borrower, Bank of America, N.A. as Facility Agent, Bank of America as Alternate Lender and Bank of America Facility Agent, Quincy Capital Corporation as Bank of America Conduit Lender, Gemini Securitization Corp. as Deutsche Bank Conduit Lender, Deutsche Bank AG, New York Branch as Deutsche Bank Alternate Lender and Deutsche Bank Facility Agent, Barton Capital Corporation as Societe Generale Conduit Lender and Societe Generale as Societe Generale Alternate Lender and Societe Generale Facility Agent. This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Loan Purchase Agreement. All right, title, and interest of Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to Trustee on behalf of the Corporation.

         This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the Promissory Notes and related documentation acquired by the Trustee on behalf of the Corporation from Seller, or by attaching this instrument to the loan ledger schedule, as the Corporation may require or deem necessary.

         Dated this____day of__________________,______.

                                     SELLER (DO NOT COMPLETE)

                                             (DO NOT SIGN)
                                          --------------------------------
                                          SIGNATURE OF AUTHORIZED OFFICER OF
                                          SELLER

                      EXHIBIT D TO LOAN PURCHASE AGREEMENT

                                  BILL OF SALE

                  FOR VALUE RECEIVED,____________________________________ (the
"Seller"), pursuant to the terms and conditions of that certain Loan Purchase Agreement dated as of__________,______ (the "Agreement") between the Seller and Nelnet Education Loan Funding, Inc., f/k/a NEBHELP, INC. (the "Corporation") does hereby grant, sell, assign, transfer and convey to Wells Fargo Bank Minnesota, National Association, solely in its capacity as Eligible Lender Trustee (the "Trustee") on behalf of the Corporation and its successors and assigns, all right, title and interest of the Seller in and to the following:

                  (1) The loans described in Annex I attached hereto (the "Loans"), including the guarantee of the Loans issued by a guarantee agency pursuant to the Federal Family Education Loan Program (20 U.S.C. Section 1071 et seq.);

                  (2) All promissory notes and related documentation evidencing the indebtedness represented by such Loans and the related Pledged Collateral with respect to such Loans; and

                  (3) All proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any guarantee agency with respect thereto, and all interest benefit payments and special allowance payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale made hereby.

                  TO HAVE AND TO HOLD the same unto the Trustee on behalf of the Corporation, its successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Agreement, and is without recourse, except as provided in the Agreement.

                  IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the ___ day of ____,_____.

                                       [NAME OF SELLER]

                             By: _______________________________________________

                             Title: ____________________________________________

                      EXHIBIT E TO LOAN PURCHASE AGREEMENT

                          REPRESENTATIONS, WARRANTIES,
                       COVENANTS AND AGREEMENTS OF SELLER

         A. All information furnished by the Seller to the Corporation, or the Corporation's agents, with respect to a FFELP Loan, including the Loan Transfer Schedule attached to the Loan Transfer Addendum, is true, complete and correct.

         B. The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the Borrower against the Seller, the Trustee or the Corporation as assignee thereof. The Seller shall have taken all reasonable actions to assure that no Borrower under a FFELP Loan has or may acquire a defense to the payment thereof. No payment of principal or interest with respect to any FFELP Loan is, as of the date hereof, more than 90 days delinquent and no applicable payment of principal or interest with respect to any FFELP Loan will, at the applicable Loan Purchase Date, be more than 90 days delinquent. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. Notwithstanding any provision of the Higher Education Act that permits Sellers to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder shall bear interest at a rate lower than the applicable rate of interest; provided, however, that the Corporation may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of Seller, the terms of which have been fully described in detail and in writing to the Corporation.

         C. Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

         D. Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and the Loan Purchase Regulations and is an Eligible Loan, as that term is defined in the Loan Purchase Agreement.

         E. The Seller or Seller's eligible lender trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "Eligible Lender" under the Higher Education Act, and the Seller has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

         F. The Seller and the Seller's eligible lender trustee on behalf of Seller is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description. The Corporation has a valid and perfected first priority ownership or security interest in the Pledged Collateral.

         G. Each FFELP Loan is Guaranteed; such Guarantee is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to the Guarantee Agency have been or will be paid in full by the Seller, and none of the FFELP Loans has at any time been tendered to any Guarantee Agency for payment.

         H. There are no circumstances or conditions with respect to any FFELP Loan, the Borrower thereunder or the credit worthiness of said Borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof, and any applicable Guarantee.

         I. Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

         J. The Seller has carefully reviewed the Loan Purchase Regulations supplied by the Corporation and has complied with the Loan Purchase Regulations.

         K. The FFELP Loans pursuant to the Agreement include all Eligible Loans of any one Borrower held by the Seller.

         L. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Loan Purchase Agreement; the execution and delivery of the Loan Purchase Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Loan Purchase Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder, or conflict with any law, rule or regulation to which the Seller is subject; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under the Loan Purchase Agreement and the Loan Purchase Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law, and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

         M. The Seller is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

         N. The Seller and any independent servicer have each exercised due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and the Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit E. The Seller shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Corporation.

         O. With respect to all Guaranteed Eligible Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the bonds and/or notes issued by the Corporation to finance the FFELP Loans; and the Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

         P. The Seller does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with the Seller, except as may be permitted under applicable laws or (ii) discriminate on the basis of race, sex, color, creed or national origin.

         Q. The FFELP Loans are a representative sample of all student loans held by the Seller with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrower to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

         R. Each student loan transferred to the Corporation under the Loan Purchase Agreement is a FFELP Loan which constitutes an Eligible Loan.

         S. No promissory note evidencing an Eligible Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

         T. Except as may have been disclosed by the UCC lien search required by Section 4(f) hereof for the Seller, no other financing statements or assignment filings naming the Seller as debtor or assignor under its legal name or trade names has been filed.

         U. The fair salable value of the assets on a going concern basis of the Seller and its subsidiaries, on a consolidated basis, as of the time of each sale of FFELP Loans hereunder is in excess of the total amount of their liabilities.

         V. The transfer, assignment and conveyance of the Eligible Loans by the Seller pursuant to this Loan Purchase Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. The Seller is not transferring the Eligible Loans with an actual intent to hinder, delay or defraud any of its creditors. The Seller is solvent, will not be rendered insolvent by the transfer of the Eligible Loans hereunder nor is aware of any pending insolvency of the Seller.

                      EXHIBIT F TO LOAN PURCHASE AGREEMENT

                                 ACKNOWLEDGMENT

         The assignment of the within promissory note and related documents to (DO NOT COMPLETE) under a Loan Purchase Agreement between ________________ and _____________ , dated as of______________,______ , did not become effective thereunder, and no rights in the same have been conveyed thereby.

         Dated: (DO NOT COMPLETED)

                                    EXHIBIT B

                        FORM OF VALUATION AGENT AGREEMENT

                                                                       EXHIBIT B
================================================================================

                            VALUATION AGENT AGREEMENT

                                      among

                         BANC OF AMERICA SECURITIES LLC,
                             as the Valuation Agent,

                      NELNET EDUCATION LOAN FUNDING, INC.,
                                as the Borrower,

                                       and

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

                             Dated as of May 1, 2003

================================================================================

                               TABLE OF CONTENTS


                                                                            Page
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.    Certain Defined Terms....................................    2
Section 1.02.    Computation of Time Periods..............................    4

                                   ARTICLE II
                       VALUATION AGENT; TERM OF AGREEMENT

Section 2.01.    Appointment and Acceptance...............................    4
Section 2.02.    Performance by Other Parties.............................    4
Section 2.03.    Resignation and Discharge................................    4
Section 2.04.    Term of Agreement........................................    5

                                   ARTICLE III
                                  CALCULATIONS

Section 3.01.    Loan Valuation Percentage Calculations...................    5

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES............................................    5

                                   ARTICLE V

INDEMNIFICATION...........................................................    6

                                   ARTICLE VI
                                  MISCELLANEOUS

Section 6.01.    Confidentiality..........................................    8
Section 6.02.    Amendment................................................    8
Section 6.03.    Governing Law............................................    8
Section 6.04.    Notices..................................................    8
Section 6.05.    Third Party Beneficiary..................................   11
Section 6.06.    Assignment by the Conduit Lenders........................   11
Section 6.07.    Submission to Jurisdiction; Waiver of Jury and Bond......   11
Section 6.08.    No Petition..............................................   12
Section 6.09.    Limited Recourse Nature of Transactions..................   12
Section 6.10.    Execution in Counterparts................................   13
Section 6.11.    Severability.............................................   13
Section 6.12.    Section Titles...........................................   13
Section 6.13.    Entire Agreement.........................................   13

EXHIBIT A        FORM OF VALUATION REPORT
EXHIBIT B        INITIAL LOAN SERVICING FEES
EXHIBIT C        VALUATION REPORT ASSUMPTIONS

         THIS VALUATION AGENT AGREEMENT (this "Valuation Agent Agreement") is made as of May 1, 2003 by and among BANC OF AMERICA SECURITIES LLC, a limited liability company duly organized under the laws of the State of Delaware (the "Valuation Agent"), NELNET EDUCATION LOAN FUNDING, INC., a corporation duly organized under the laws of the State of Nebraska (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association, as the as the administrative agent of hereindefined Conduit Lenders, Alternate Lenders, Liquidity Facility Providers and Credit Support Providers (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS

         WHEREAS, Quincy Capital Corporation, Gemini Securitization Corp. and Barton Capital Corporation (collectively, the "Conduit Borrowers"), Bank of America, N.A., Deutsche Bank AG, New York Branch and Societe Generale (collectively, the "Facility Agents"), Bank of America, N.A., Deutsche Bank AG, New York Branch and Societe Generale (collectively, the "Alternate Lenders"), the Borrower, the Administrative Agent, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), have entered into a Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (the "Warehouse Note Purchase and Security Agreement"), pursuant to which the Alternate Lenders have agreed and the Conduit Lenders may agree to purchase notes issued by the Borrower from time to time (the "Notes") subject to the conditions set forth therein for the purpose of financing the purchase of certain types of education loans (the "Eligible Loans", and when financed under the Warehouse Note Purchase and Security Agreement, the "Financed Loans"); and

         WHEREAS, the Warehouse Note Purchase and Security Agreement provides that, in order to secure the prompt and complete payment of all amounts due and payable thereunder, the Borrower will grant to the Trustee, for the benefit of the Conduit Lenders, the Alternate Lenders, the Liquidity Facility Providers and the Credit Support Providers, a security interest in the Financed Loans, all revenue and recoveries from the Financed Loans and any other collections, funds and accrued earnings held thereon held in the various funds and accounts created under the Warehouse Note Purchase and Security Agreement (collectively, the "Pledged Collateral"); and

         WHEREAS, the maximum amount of funds the Conduit Lenders, the Alternate Lenders, the Liquidity Facility Providers or the Credit Support Providers will make available to the Borrower from time to time for the purpose of financing Student Loans is in part based upon the characteristics of the Financed Loans and certain other assumptions as described herein; and

         WHEREAS, the Valuation Agent has agreed to perform certain calculations relating to the Pledged Collateral, in accordance with the assumptions and procedures described herein and at the times and under the circumstances specified in the Warehouse Note Purchase and Security Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Valuation Agent Agreement and its exhibits, the terms set forth above and in this Section shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Terms not defined herein shall have the meanings ascribed to such terms in the Warehouse Note Purchase and Security Agreement.

         "Borrower Incentive Program" means any interest rate reduction program applicable to any Financed Loans.

         "Cash Flow Projections" mean the estimates prepared by the Valuation Agent for the period commencing on the most recent date for which the Valuation Agent has received the Portfolio Characteristics illustrating: (a) the income to be received from the Financed Loans and Permitted Investments, including borrower principal and interest payments, federal interest subsidy payments, federal special allowance payments, guaranty payments, sale proceeds and investment earnings (collectively, the "Revenue"), (b) the costs incurred in the financing of such Financed Loans, including acquisition fees, debt service, servicing fees, valuation fees, trustee fees, administrative fees, consolidation loan rebate and any other charges relating to the financing, servicing and administration of such loans (collectively, the "Expenses"), and (c) the periodic and cumulative Revenues less the periodic and cumulative Expenses (the "Net Revenue").

         "Cost of Funds" means the interest rate per annum used by the Valuation Agent in the Cash Flow Projections for computing debt interest expense.

         "Current T-Bill" means the most recent bond equivalent yield per annum available to the Valuation Agent for the auction of 13-week U.S. Treasury Bills, as set forth on the Department of the Treasury web site
(http://www.publicdebt.treas.gov/of/ofrespr.htm).

         "Discount Rate" means the rates of discount per annum stipulated in the Valuation Report Assumptions, as applicable, to be used by the Valuation Agent in connection with its determination of the present value of Net Revenue.

         "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Loan Valuation Percentage" as determined by the Valuation Agent means:
(a) (i) the present value of the Net Revenue (using the Portfolio
Characteristics, the Discount Rate and the Valuation Report Assumptions) divided by (ii) the outstanding Principal Balance of the Student Loans to be financed and/or the Financed Loans, as the case may be; plus (b) 100%.

         "Net Revenue" means the projected net income to be received from the Financed Loans after taking into account financing costs, loan defaults and delinquencies, fees and other charges, all as set forth in the Valuation Report Assumptions.

         "Portfolio Characteristics" means the information contained in the reports provided to the Valuation Agent by or at the direction of the Borrower, in a form acceptable to the Valuation Agent (such form could also include a computer tape provided by any Servicer or Subservicer), prior to each Valuation Date. Such reports shall set forth all of the particular characteristics of the Financed Loans necessary in order that the Valuation Agent shall be able to perform the calculations required hereunder or under the Warehouse Note Purchase and Security Agreement, including, but not limited to breakdowns by loan type, borrower interest rate, borrower status, special allowance margin, disbursement date, remaining term by status, applicable loan servicer, guarantee level and eligibility for, level of participation in and terms of any Borrower Incentive Program.

         "Valuation Date" means the 20th day of each February, May, August and November, commencing August 20,2004.

         "Valuation Report" means the report prepared by the Valuation Agent and delivered to the Portfolio Administrator, each Facility Agent, the Administrative Agent and the Borrower pursuant to Section 6.10(a) of the Warehouse Note Purchase and Security Agreement, in the form attached as Exhibit A hereto.

         "Valuation Report Assumptions" means the cash flow and related assumptions set forth in Exhibit C hereto.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Valuation Agent Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                       VALUATION AGENT; TERM OF AGREEMENT

         SECTION 2.01. APPOINTMENT AND ACCEPTANCE. The Borrower and the Administrative Agent hereby appoint Bane of America Securities LLC as Valuation Agent under this Valuation Agent Agreement in connection with the Warehouse Note Purchase and Security Agreement and Bane of America Securities LLC hereby accepts such appointment.

         SECTION 2.02. PERFORMANCE BY OTHER PARTIES. The Valuation Agent shall be obligated to perform hereunder only upon performance in all material respects by the Borrower (a) to provide statistical information to the Valuation Agent at the times and in the manner described in the Warehouse Note Purchase and Security Agreement and (b) of its duties and responsibilities hereunder.

         SECTION 2.03. RESIGNATION AND DISCHARGE.

                  (a) The Valuation Agent may at any time resign and be discharged of the duties and obligations created by this Valuation Agent Agreement by giving at least sixty (60) days' written notice to the Borrower, the Administrative Agent and the Trustee.

                  (b) The Valuation Agent may be removed upon at least sixty (60) days' written notice to the Valuation Agent, at the direction of the Borrower with the consent of the Administrative Agent, by an instrument signed by the Borrower and filed with the Valuation Agent, the Administrative Agent and the Trustee. Upon the occurrence of an Event of Default (as defined in the Warehouse Note Purchase and Security Agreement), the Administrative Agent may remove the Valuation Agent at any time.

         Notwithstanding the foregoing, no resignation or removal of the Valuation Agent shall be effective until a successor shall have been appointed by the Borrower with the consent of the Administrative Agent, which shall not be unreasonably withheld, or by the Administrative Agent after an Event of Default, provided that such resignation by the Valuation Agent shall be effective upon sixty days' written notice whether or not a successor has been appointed if and when the Valuation Agent reasonably determines that one of the following shall occur: (i) the Borrower is not diligently pursuing the appointment of a successor Valuation Agent at the level of compensation generally paid in the marketplace for the services to be performed by the Valuation Agent; (ii) the Warehouse Note Purchase and Security Agreement or any other Transaction Document has been amended or modified in such a manner as would affect the Valuation Agent in general or its ability to properly perform its duties hereunder without the consent of the Valuation Agent; or (iii) any condition to performance by the Valuation Agent hereunder or under the Warehouse Note Purchase and Security Agreement has not been satisfied. If a successor Valuation Agent is to be appointed hereunder, the Administrative Agent and the Borrower shall agree on the appropriate fee payable thereto to be payable at the same level of priority under the Warehouse Note Purchase and Security Agreement as Trustee Fees.

         SECTION 2.04. TERM OF AGREEMENT. Unless otherwise terminated pursuant to the provisions of Section 2.03 hereof, this Valuation Agent Agreement shall terminate on May 14, 2004, unless extended to such later date as mutually agreed to in writing by the Borrower, the Administrative Agent and the Valuation Agent.

                                   ARTICLE III

                                  CALCULATIONS

         SECTION 3.01. LOAN VALUATION PERCENTAGE CALCULATIONS.

                  (a) Pursuant to the terms and at the times required in the Warehouse Note Purchase and Security Agreement, the Valuation Agent shall compute the Loan Valuation Percentage by undertaking those analytical procedures it deems appropriate in its sole discretion with respect to the Financed Loans.

                  (b)      On each Valuation Date, the Valuation Agent shall:

                           (i) perform Cash Flow Projections based upon the Portfolio Characteristics and the Valuation Report Assumptions;

                           (ii) calculate the Loan Valuation Percentage using the results of the Cash Flow Projections described in
                  Section 3.01 (b)(i) hereof; and

                           (iii) submit the Valuation Report to the Portfolio Administrator, each Facility Agent, the Administrative Agent and the Borrower in the form attached as Exhibit A hereto.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Valuation Agent represents and warrants as follows:

                  (a) The Valuation Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified except where the failure to so qualify could not reasonably be expected to materially adversely affect its ability to perform its obligations under this Valuation Agent Agreement.

                  (b) The execution, delivery and performance by the Valuation Agent of this Valuation Agent Agreement is within the Valuation Agent's organizational powers, has been duly authorized by all necessary organizational action, does not contravene (i) the Valuation Agent's organizational documents, (ii) any law, rule or regulation applicable to the Valuation Agent, (iii) any contractual restriction binding on or affecting the Valuation Agent or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Valuation Agent or its property, where, in each case such contravention could reasonably be expected to materially adversely affect the financial condition of the Valuation Agent or the ability of the Valuation Agent to perform its obligations under this Valuation Agent Agreement. This Valuation Agent Agreement has been duly executed and delivered by the Valuation Agent.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Valuation Agent of this Valuation Agent Agreement.

                  (d) This Valuation Agent Agreement constitutes the legal, valid and binding obligations of the Valuation Agent enforceable against the Valuation Agents in accordance with its terms, subject to
         (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors, and (ii) general principals of equity, whether such enforceability is considered in a proceeding in equity or at law.

                  (e) There is no pending or, to the knowledge of the Valuation Agents, threatened, action or proceeding affecting the Valuation Agent before any court, governmental agency or arbitrator that could reasonably be expected to materially adversely affect the financial condition of the Valuation Agent or the ability of the Valuation Agent to perform its obligations under this Valuation Agents Agreement. The Valuation Agent is not in default with respect to nay order of nay court, arbitrator or any other Governmental Authority which default could reasonably be expected to materially adversely affect the financial condition of the Valuation Agent or the ability of the Valuation Agent to perform its obligations under this Valuation Agent Agreement,

                  (f) Each Valuation Report and any resignation notice delivered by, or to be delivered by, the Valuation Agent pursuant to the terms of Section 2.03 or Article III hereof shall be executed on behalf of the Valuation Agent by a duly authorized officer of the Valuation Agent.

                                    ARTICLE V

                                 INDEMNIFICATION

         Without limiting any other rights which the Valuation Agent or any of its respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Borrower set forth in this Valuation Agent Agreement, the Borrower hereby agrees to indemnify the Valuation Agent and each of its officers, directors, employees, agents, attomeys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Valuation Agent Agreement, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Valuation Agent or its Affiliates. Without limiting the foregoing, the Borrower shall indemnify the Valuation Agent and each of its respective officers, directors, employees, agents, attomeys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                  (a) any representation or warranty made or deemed made by the Borrower under or in connection with this Valuation Agent Agreement or the Transaction Documents, which shall have been false or incorrect when made or deemed made or delivered;

                  (b) the failure by the Borrower to comply with any term, provision or covenant contained in this Valuation Agent Agreement or the Transaction Documents; and

                  (c) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Valuation Agent Agreement.

Any amounts determined by a court of competent jurisdiction as a result of a proceeding brought which is subject to the indemnification provisions of this Article shall be paid by the Borrower to the Valuation Agent or its officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01. CONFIDENTIALITY. Except as permitted by the Warehouse Note Purchase and Security Agreement, the Valuation Agent, the Administrative Agent and the Borrower each agree to keep confidential and not to disclose any non-public information, calculations, exhibits or documents related to this Valuation Agent Agreement or the Warehouse Note Purchase and Security Agreement, without the express written consent of the Borrower.

         SECTION 6.02. AMENDMENT. This Valuation Agent Agreement may be amended only by a written agreement signed by those parties hereto.

         SECTION 6.03. GOVERNING LAW. This Valuation Agent Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6.04. NOTICES.

                  (a) The Borrower agrees to provide written notice (which may be by facsimile or other electronic means) to the Valuation Agent within three Business Days of the appointment of a new Administrative Agent.

                  (b) All notices, requests or other communications to the Valuation Agent, the Borrower, the Conduit Lenders, the Facility Agents, the Alternate Lenders, the Administrative Agent, the Trustee and the Eligible Lender Trustee, including the notice required in paragraph (a) above, shall be in writing (unless otherwise specified herein) and shall be deemed to have been validly given or made when delivered (via telecopy or by hand) or mailed, registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  If to the Valuation Agent,
                    addressed to:              Banc of America Securities LLC
                                               Interstate Tower
                                               121 W. Trade Street
                                               Charlotte, NC 28255
                                               Attn: Education Finance Group;
                                               Chris Cronk

         If to the other parties hereto, at the respective addresses specified therefor in the Warehouse Note Purchase and Security Agreement. The parties hereto may change the address for service of notice upon it by a notice in writing to the other parties hereto. Each such notice, request or communication shall be effective when delivered to the address specified herein.

         SECTION 6.05. THIRD PARTY BENEFICIARY. The Valuation Agent acknowledges that the Borrower has granted a security interest in favor of the Trustee for the benefit of the Secured Creditors in all of the Borrower's right, title and interest in, to and under this Valuation Agent Agreement.

         SECTION 6.06. SUBMISSION TO JURISDICTION; WAIVER OF JURY AND BOND. EACH OF THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF NEW YORK, NEW YORK, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS VALUATION AGENT AGREEMENT SHALL BE LITIGATED IN SUCH COURTS, AND THE PARTIES HERETO EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH HEREIN THAT SERVICE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER. OF ACTUAL RECEIPT OR FIVE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH ADDRESS.

         EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (INCLUDING ANY COUNTERCLAIM) ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS VALUATION AGENT AGREEMENT, ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND/OR DELIVERED IN CONNECTION HEREWITH OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE PARTIES HERETO. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

         SECTION 6.07. NO PETITION. The Valuation Agent and the Administrative Agent each hereby covenants and agrees that prior to the date which is one year and one day after the payment in fall of all outstanding Notes, it will not institute against or join any other person or entity in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         SECTION 6.08. EXECUTION IN COUNTERPARTS. This Valuation Agent Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same instrument.

         SECTION 6.09. SEVERABILITY. In the event any one or more of the provisions of this Valuation Agent Agreement shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Valuation Agent Agreement, and this

Valuation Agent Agreement shall be construed and enforced as if such illegal or invalid provisions had not been contained herein.

         SECTION 6.10. SECTION TITLES. The section titles contained in this Valuation Agent Agreement are for convenience of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

         SECTION 6.11. ENTIRE AGREEMENT. This Valuation Agent Agreement, including all Exhibits attached hereto or incorporated by reference therein constitutes the entire Agreement among the undersigned with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, both oral and written, with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Valuation Agent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             THE VALUATION AGENT:

                                             BANC OF AMERICA SECURITIES LLC

                                             By /s/ Chris Parrish
                                                --------------------------------
                                             Name: CHRIS PARRISH
                                             Title: PRINCIPAL

                                             THE BORROWER:

                                             NELNET EDUCATION LOAN FUNDING, INC.

                                             By /s/ Terry Heimes, President
                                                --------------------------------
                                                Terry Heimes, President

                                             THE ADMINISTRATIVE AGENT:

                                             BANK OF AMERICA, N.A.

                                             By /s/ Eliott Lemon
                                                --------------------------------
                                             Name: ELIOTT LEMON
                                             Title: VICE PRESIDENT

                                   EXHIBIT A

                            FORM OF VALUATION REPORT

         In accordance with the Valuation Agreement, dated as of May 1, 2003, among Bane of America Securities LLC, as valuation agent, Nelnet Education Loan Funding, Inc., as borrower, and Bank of America, N.A., as Administrative Agent, Bane of America Securities LLC has acted as Valuation Agent for purposes of preparing this Valuation Report. Based upon the Portfolio Characteristics and the Valuation Report Assumptions (as defined therein), we hereby submit the following summary of our calculations:

Valuation Date:
Date of Report:
Cut-off Date for Portfolio Characteristics:

A.  Principal balance of loans                                        $

B.  Total Revenue                                                     $

C.  Total Expenses                                                    $

D.  Total Net Revenue (B - C)                                         $

E.  Discount Rate                                                     %

F.  Present value of Net Revenue ("PV")                               $

G.  PV AS A % OF LOAN PRINCIPLE BALANCE (E / A), PLUS 100%
      ("LOAN VALUATION PERCENTAGE")                                   %

                                             BANC OF AMERICA SECURITIES LLC

                                             By ________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                    EXHIBIT B

                          INITIAL LOAN SERVICING FEES

I.       STUDENT LOANS SERVICED BY NELNET LOAN Services, Inc.

                                   STAFFORD, SLS              CONSOLIDATION
PER ACCOUNT SERVICING FEES         & PLUS LOANS                    LOANS
Enrolled                       $1.76(1) per month         N/A
Grace                          $3.31(2) per month         N/A
Deferment                      $3.31(2) per month         $3.75 per month
Forbearance                    $3.31(2) per month         $3.75 per month
Repayment                      $3.31(2) per month         $3.75 per month
Default claim filing           $15.00 per claim filed     $15.00 per claim filed

-------------------------
(1) Add $0.25 per month for any account with an Unsubsidized Loan

(2) Add $0.05 per month for any account with an Unsubsidized Loan

II.      STUDENT LOANS SERVICED BY SALLIE MAE SERVICING L.P.

                                   STAFFORD, SLS              CONSOLIDATION
PER ACCOUNT SERVICING FEES         & PLUS LOANS                    LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

III.     STUDENT LOANS SERVICED BY ACS EDUCATION SERVICES, INC.

                                        STAFFORD, SLS
PER ACCOUNT SERVICING FEES              & PLUS LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

IV.      STUDENT LOANS SERVICED BY PENNSYLVANIA HIGHER EDUCATION ASSISTANCE
         AGENCY

                                        STAFFORD, SLS
PER ACCOUNT SERVICING FEES              & PLUS LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

V.       STUDENT LOANS SERVICED BY GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

                                   STAFFORD, SLS              CONSOLIDATION
PER ACCOUNT SERVICING FEES         & PLUS LOANS                    LOANS
Enrolled
Grace
Deferment
Forbearance
Repayment
Default claim filing

                                    EXHIBIT E
                          VALUATION REPORT ASSUMPTIONS

                         STUDENT LOAN WAREHOUSE FACILITY
   PROPOSED MAXIMUM ADVANCE PERCENTAGE & LOAN VALUATION PERCENTAGE ASSUMPTIONS

CUMULATIVE DEFAULT RATES:                                                                                       BLENDED AVERAGE IF
                                        4-YR. SCHOOL                        2-YR. SCHOOL          PROP/VOTECH  SCHOOL TYPE NOT KNOWN
   Stafford Loans                           30.0%                               45.0%                68.0%            37.3%
   PLUS Loans                               22.0%                               28.0%                35.0%            24.6%
   SLS Loans                                25.0%                               45.0%                68.0%            33.8%
   Consolidation Loans                      25.0%                               45.0%                68.0%            33.8%
ALLOWABLE SEASONING CREDIT:                100.0% of actual seasoning
                                                   using a default curve
                                                   of 40/20/15/10/5/5/5
DEFAULT SPEED:                       50/20/10/10/5/5
REIMBURSEMENT LOSS:                            1%
REIMBURSEMENT LAG:                       540 Days
PAYMENT LAGS:
   Government Payments                    60 Days
   Borrower Receipts                      Current                                 60%
                                          30 Days                                 40%
DEFERMENTS:                          Actual percentage for 18 months for
                                      loans in Deferment status.
                                     20% for 24 months of loans in School
                                      or Grace status.
FORBEARANCES:                        Actual percentage for 9 months for
                                      loans in Forbearance status.
                                     15% for 12 months of loans in School
                                      or Grace status.
INCENTIVE PARTICIPATION:
   For Automatic Debit Incentive
    Programs                                                                      10%
   For Timely Payment Programs                                                            Attrition, if applicable:
     12 Month Qualification Program                                               40%     40/20/10
     24 Month Qualification Program                                               30%     30/20/10
     36 Month Qualification Program                                               20%     20/15
     48 Month Qualification Program                                               15%     15/None
INTEREST RATES:
   91-Day T-Bill                     For variable rate FFELP loans, the Current T-Bill
                                     For fixed rate FFELP loans, the greater of (i) Current T-Bill and (ii)
                                      the principal balance weighted average of the July 1 reset rates that were in effect when the borrower interest rates were fixed
   90-Day Financial CP               Current 90-day financial CP
   Conduit CP Rate                   Current 90-day financial CP
   Reinvestment Rate                 Actual GIC rate or T-Bill
   All-in Cost of Funds              90-Day Financial CP + 24 bps
   Discount Rate                     Cost of Funds + 40 basis points for the portion of the portfolio that has 91 Day T-Bill Based Special Allowance Payments
                                     Cost of Funds + 10 basis points for the portion of the portfolio that has 90 Day Financial CP Based Special Allowance Payments
CASH RELEASE LEVEL:                       100.25%
CASH RESERVE LEVEL:                         0.25%

                                    EXHIBIT C

                          FORM OF NOTE PURCHASE REQUEST

         NELNET EDUCATION LOAN FUNDING, INC. 2003 WAREHOUSING FINANCING
                              NOTE PURCHASE NOTICE

Date:    [One Business Days prior to date Note Purchase is to be made]

In accordance with Section 2.02 of the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Quincy Capital Corporation, as a conduit lender, Bank of America, N.A. as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as the administrative agent, the Borrower hereby requests a Note Purchase in the amount and as of the date provided below.

Date of Note Purchase                                                                           ________________

ROLLOVER NOTE PURCHASES:
Total Required Rollover Note Purchases as required
pursuant to Exhibit D to the Agreement                                                          ________________

NEW NOTE PURCHASES FOR THE FUNDING OF STUDENT LOANS:
Aggregate Amount of Student Loans to be Financed
                  Principal                                                __________________

Maximum Note Purchase Percentage                            _________ %

Requested Note Purchase Percentage, not to exceed the
the Maximum Note Purchase Percentage provided above                        __________________ %

Amount of borrowing required for principal funding
   (Eligible Loan principal multiplied by Requested Note Purchase %)       __________________
Amount of borrowing required for interest funding                          __________________
Total Amount of New Note Purchases                                                              ================

TOTAL NOTE PURCHASES
(Sum of Rollover Note Purchases and                                                             ================
 Amount of New Note Purchases, provided above)

TEST OF FINANCING AMOUNT:
Facility Amount                                                                                 765,000,000

Less the sum of:
Total outstanding Notes                                                    __________________
Total projected interest due on all outstanding Notes                      __________________
   Total outstanding Notes & interest                                                           ________________

Remaining Facility Amount

                                                                                                ================

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Please consider this proper authorization to transfer the Total Note Purchases to be purchased in the amount noted above to the Collection Note Purchase Subaccount held by the Trustee on the Date of Note Purchase set forth above. Pursuant to Article IV of the Agreement, I hereby certify that Nelnet Education Loan Funding, Inc. has met the Conditions precedent to all Note Purchases as required and as described in such article. I further certify that to the best of my knowledge and belief, (i) the amounts provided above are accurate and complete and (ii) no Termination Event under the Agreement has occurred and is continuing.

                                                  NELNET EDUCATION LOAN FUNDING,
                                                  INC.

                                                  ------------------------------
                                                  Terry J. Heimes, President

                                    EXHIBIT D

                             FORM OF MONTHLY REPORT

         NELNET EDUCATION LOAN FUNDING, INC. 2003 WAREHOUSING FINANCING
                                 MONTHLY REPORT

REPORTING DATE:       [4th Business Day prior to the Remittance Date]
COLLECTION PERIOD:    [6th Business Day preceding prior Remittance Date to and
                      including the 6th Business Day preceding the Remittance
                      Date]
REMITTANCE DATE:      [First Business Day of each month]

                                                                                              INTEREST     PRINCIPAL
                                                                                             COLLECTIONS  COLLECTIONS     TOTAL
                                                                                             -----------  -----------     -----
COLLECTIONS:
Amounts held in Collection Account from previous remittance/note purchase                    ___________  ___________  ___________
Balance in the Collection Note Purchase Account to be transferred to the Collection Account  ___________  ___________  ___________
Interest Payments received by Servicers or Subservicers                                      ___________  ___________  ___________
Interest Subsidy Payments received (from DOE)                                                ___________  ___________  ___________
Special Allowance Payments received (from DOE)                                               ___________  ___________  ___________
Interest on Collection Account                                                               ___________  ___________  ___________
Interest on Reserve Account                                                                  ___________  ___________  ___________
Principal Payments received by Servicers or Subservicers                                     ___________  ___________  ___________
Reimbursement of Origination Fees (DOE)                                                      ___________  ___________  ___________
Reimbursement of Guarantee Fees (guarantor or prior lender)                                  ___________  ___________  ___________
Funds to be received from the sale of loans                                                  ___________  ___________  ___________
Adjustments & Misc. Receipts                                                                 ___________  ___________  ___________
Adjustments and Misc. Requested Payments                                                     ___________  ___________  ___________

                                                                                             ___________  ___________  ___________

Total Interest & Principal Collections received during this Collection Period                ===========  ===========  ===========

Required Additional Note Purchases                                                                                     ___________
TOTAL COLLECTIONS AND ADDITIONAL NOTE PURCHASES
                                                                                                                       ===========
PAYMENT WATERFALL:

1. Accrued and unpaid Monthly Rebate Fees as of the close of business on the last day of
the immediately preceding Collection Period                                                                            ___________
2. Accrued and unpaid Servicer Advances as of the close of business on the last day of the
immediately preceding Collection Period                                                                                ___________
3. Due and owing Servicer Fees and Custodian Fees as of the close of business on the last
day of the immediately preceding Collection Period                                                                     ___________
4. Due and owing Trustee Fees and Eligible Lender Trustee Fees as of the close of business
on the last day of the immediately preceding Collection Period                                                         ___________
5. To the extent permitted by Section 2.05(b)(v) of the Agreement, accrued and unpaid
Senior Carrying Costs (other than any Yield Protection with respect to the Senior Notes)
as of such Remittance Date                                                                                             ___________
6. If the Senior Parity Requirement is satisfied, to the extent permitted by Section
2.05(b)(vi) of the Agreement, accrued and unpaid Subordinate Carrying Costs (other than any Yield Protection with respect to the Subordinate Notes) due and owning as of such
Remittance Date                                                                                                        ___________
7. Amount necessary to reduce the aggregate outstanding principal balance of the Senior
Notes such that the Senior Parity Requirement will be satisfied                                                        ___________
8. If not paid under paragraph 6 above, to the extent permitted by Section 2.05(b)(viii)
of the Agreement, accrued and unpaid Subordinate Carrying Costs (other than any Yield
Protection with respect to the subordinate Notes) due and owning as of such Remittance
Date                                                                                                                   ___________

9. Prior to the commencement of the Liquidation Period, amounts necessary to restore the                               ___________
Reserve Account to the Reserve Account Requirement or amounts allowed to be withdrawn from
the Reserve Account                                                                                                    ___________
10. Prior to the commencement of the Liquidation Period, amounts designated by the Borrower to reduce [ILLEGIBLE] of the Outstanding Notes or to purchase additional Eligible Loans to
comply with the Minimum Asset Coverage Requirement                                                                     ___________
11. After the commencement of the Liquidation Period, if consented to in writing by each
Facility Agent, accrued and unpaid Portfolio Administration Fees as of the close of
business on the last day of the immediately preceding Collection Period                                                ___________
12. After the commencement of the Liquidation Period, if consented to in writing by each
Facility Agent, estimated Taxes payable prior to the next Remittance Date                                              ___________
13. After the commencement of the Liquidation Period, remaining amount to be used reduce the Outstanding Senior Notes until the outstanding principal amount thereof is zero and then the Outstanding Subordinate Notes until the outstanding principal amount thereof is
zero                                                                                                                   ___________
14. If not paid under paragraph 5 above, accrued and unpaid Senior Carrying Costs (other
than any Yield Protection with respect to the Senior Notes) as of such Remittance Date                                 ___________
15. If not paid under paragraphs 6 or 8 above, accrued and unpaid Subordinate Carrying
Costs (other than any Yield Protection with respect to the Subordinate Notes) as of such
Remittance Date                                                                                                        ___________
16. Accrued and unpaid Indemnified Amounts and Yield Protection as of the close of business
on the last day of the immediately preceding Collection Period                                                         ___________
17. If not paid under paragraph 11 above, accrued and unpaid Portfolio Administration Fees
as of the close of business on the last day of the immediately preceding Collection Period                             ___________
18. Accrued and unpaid Obligations as of the close of business on the last day of the
immediately preceding Collection Period                                                                                ___________
19. If not paid under paragraph 12 above, estimated Taxes payable prior to the next
Remittance Date                                                                                                        ___________
20. Remaining amounts to be transferred to the Borrower                                                                ___________
                                                                                                                       ___________

Total Required Payments pursuant to Section 2.05(b) of the Agreement                                                   ===========

Amounts held in Collection Account and not used for Principal Reduction [ILLEGIBLE] Required Payments and Amounts held in the Collection Account

[ATTACH A DESCRIPTION OF THE CHARACTERISTICS OF THE FINANCED LOANS, INCLUDING THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE FINANCED LOANS BY LOAN TYPE, BORROWER STATUS, DELINQUENCY CATEGORY AND SCHOOL TYPE]

The following calculations have been performed to evidence that a Termination Event has not occurred (each such calculation is based upon information concerning the Pledged Collateral as of the end of the prior calendar month):

After the transfers and payments described herein, the Asset Coverage Ratio equals:               ______%

The three-month average of the Net Interest Margin equals:                                        ______%

The three-month average of the Net Interest Margin (solely with respect to Consolidation
Loans and  Eligible Loans which are eligible to receive Special Allowance Payments pursuant
to Section 438(b)(2)(B) of the Higher Education Act) equals:                                      ______%

The three-month average of the Defaulted Student Loans equals:                                    ______%

The Liquidity Trigger equals:                                                                     ______%

The aggregate principal amount of the Subordinate Notes to the aggregate principal amount
of all Notes Outstanding equals:                                                                  ______%

Principal amount of Eligible Loans purchased since the end of the prior calendar month:      $__________

Average premium paid on the Eligible Loans purchase since the end of the prior calendar
month:                                                                                            ______%

Consolidated Tangible Net Worth of Nelnet, Inc. as of the last day of the last fiscal
quarter:                                                                                     $__________

Ratio of Nelnet, Inc.'s Funded Debt to its Tangible Net Worth:                                _____:1.00

[ILLEGIBLE] ROLLOVER AS OF____________ __, ____

Principal Balance as of_____________ __, ___
Principal Additions to Loan Portfolio
Principal Sales from the Loan Portfolio
Principal Collections and adjustment
Principal Balance as of ____________ __, ___

As an authorized representative of Nelnet Education Loan Funding, Inc., I hereby certify that to the best of my knowledge and belief (i) the amounts provided above are accurate and complete as determined on the Remittance Date and in accordance with the provisions of the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (the "Agreement"), by and among Nelnet Education Loan Funding, Inc., as borrower (the "Borrower"), Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Quincy Capital Corporation, as a conduit lender, Bank of America, N.A. as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as the administrative agent, and (ii) no Termination Event under the Agreement has occurred and is continuing.

Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

This Exhibit D shall constitute the written direction to the Trustee to make the deposits and transfers set forth in Section 2.05(b) of the Agreement. The Trustee may conclusively rely on this Exhibit D and shall be under no duty to review or examine the information set forth herein,

                                        NELNET, INC., as Portfolio Administrator

                                        ______________________________________
                                        Terry J. Heimes, President

                                        Date:_________________________________

                                        APPROVED:

                                        NELNET EDUCATION LOAN FUNDING, INC.,
                                        as Borrower

                                        ______________________________________
                                        Terry J. Heimes, President

                                        Date:_________________________________

                                    EXHIBIT E

                         COPIES OF CUSTODIAN AGREEMENTS

                                                                       EXHIBIT E

                               CUSTODIAN AGREEMENT

         THIS CUSTODIAN AGREEMENT dated as of May 1, 2003 (this "Custodian Agreement"), is by and among NELNET EDUCATION LOAN FUNDING, INC. (the "Borrower"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Eligible Lender Trustee on behalf of the Borrower (the "Eligible Lender Trustee"), and NELNET LOAN SERVICES, INC., as custodian (the "Custodian").

         WHEREAS, the Borrower, as borrower, the Trustee, as trustee, the Eligible Lender Trustee, Quincy Capital Corporation, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, have entered into a Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (the "Loan Agreement"), pursuant to which the Borrower, through the Eligible Lender Trustee as the Eligible Lender (as defined in the Loan Agreement), will acquire student loans (the "Financed Loans"); and

         WHEREAS, pursuant to the Loan Agreement, the Borrower has granted to the Trustee, and its successors and assigns, a security interest in, among other things, the promissory notes and certain other documents relating to certain Financed Loans; and

         WHEREAS, the Trustee has requested, and the Borrower has agreed, that all Financed Loans (including all Financed Loans with respect to which the Eligible Lender Trustee holds legal title) shall be placed in the possession of the Trustee through its agent for the purpose of creating a security interest and perfecting the Trustee's security interest in the collateral under the Uniform Commercial Code; and

         WHEREAS, the Borrower has entered into a Master Servicing Agreement, dated as of May 1, 2003, with Nelnet, Inc., as servicer; and

         WHEREAS, Nelnet, Inc. has entered into a Loan Servicing Agreement, dated as of May 1, 2003 (the "Servicing Agreement"), with the Custodian, as subservicer; and

         WHEREAS, the Borrower desires to contract for the Custodian to provide the custodial services set forth herein; and

         WHEREAS, the Borrower has directed the Trustee to enter into this Custodian Agreement for the purpose of appointing the Custodian as its agent to take possession and custody of the Deposited Loans (as defined below) and the proceeds therefrom; and

         WHEREAS, the Borrower will from time to time in the future deliver, or cause the Eligible Lender Trustee to deliver, to the Custodian Financed Loans to be serviced by the Custodian, as servicer;

         NOW, THEREFORE, the Trustee and the Borrower hereby authorize the Custodian to so hold all Deposited Loans as bailee and agent of the Trustee and authorize the Custodian to perform the following functions, and duties in connection therewith, and the Custodian agrees to perform such functions and duties (in the case of the Custodian, as bailee and agent of the Trustee), including perfecting and continuing the perfection of the Trustee's security interest in the Deposited
Loans:

         1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein, including the premises thereof, shall have the meanings ascribed to such terms in the Loan Agreement.

         "Deposited Loans" means all Financed Loans financed pursuant to the Loan Agreement which now or at any time hereafter are serviced by or in the possession of the Custodian, as servicer, pursuant to the Servicing Agreement as well as all records and other instruments and documents relating thereto.

         2. SAFEKEEPING OF THE DEPOSITED LOANS. The Custodian hereby agrees to perform the following services for the Trustee with respect to the Deposited Loans:

                  (a) To hold in its fireproof storage vault and under its exclusive control the following documents with respect to each of the Deposited Loans and shall use due care to preserve and protect the same:

                           (i) the original promissory note or a copy of the Master Promissory Note and documentation related to the Deposited Loans issued pursuant to the Master Promissory Note;

                           (ii) the Notification of Loan Approval, if any, from a Guarantor guaranteeing the Financed Loan; and

                           (iii) any further documentation required by the Secretary of Education (the "Secretary"), if applicable, or the applicable Guarantor.

         provided, however, that to the extent permitted in accordance with the rules and regulations of the Secretary and/or the applicable Guarantor, the Custodian may retain any of such documentation (other than original promissory notes) on microfilm or other electronic, image or similar storage system.

                  (b) Upon the written demand of the Borrower or the Trustee and in circumstances authorized in the Loan Agreement, the Custodian shall deliver and immediately release to the Trustee any and all of the Deposited Loans at the time held by the Custodian, as well as all related information and documents required to be held under the Servicing Agreement.

                  (c) To furnish the Trustee semiannually a list containing the names and social security numbers of the obligors of the Deposited Loans, the unpaid principal balance of all Deposited Loans of each of said obligors, and such other information with respect to the Deposited Loans which is reasonably requested by the Trustee.

                  (d) To permit inspection at all reasonable times and upon reasonable advance notice by the Borrower, the Trustee, the Eligible Lender Trustee, a Guarantor, the Secretary and any governmental agency having jurisdiction or their respective agents (including auditors) of the Deposited Loans and the records of the Custodian relating thereto, such inspection to include the right to examine and make copies of any documents relating to the Deposited Loans and to interview personnel involved in the servicing of the Deposited Loans.

                  (e) To furnish the Trustee from time to time upon written request of the Trustee such reports as are required by the Servicing Agreement.

                  (f) To furnish to the Trustee, at the request of the Trustee or the Borrower, prior to the acquisition of any Student Loans, a confirmation that all records, documents and other instruments described in clause (a) above with respect to such Student Loans have been received by the Custodian.

                  (g) To take any and all such other action with respect to the Deposited Loans as the Trustee may, consistent with the Custodian's rights and obligations under the Servicing Agreement, reasonably request.

         In accordance with the written direction of the Borrower, the Trustee hereby appoints the Custodian as its agent solely to take physical possession and custody of the Deposited Loans and the proceeds thereof in accordance with the terms of this Custodian Agreement. The Custodian hereby accepts such appointment, acknowledges receipt of notice of the security interest held by the Trustee in the Deposited Loans and acknowledges that the Custodian is holding possession of such Deposited Loans for the Trustee's benefit.

         3. PAYMENTS IN RESPECT OF DEPOSITED LOANS. The parties hereto agree that amounts received in respect of the Deposited Loans (including claim payments from any Guarantor and Interest Subsidy Payments and Special Allowance Payments) shall be promptly paid over to and deposited with the Trustee pursuant to the Loan Agreement.

         4. RELEASE OF COLLATERAL. The Custodian may release Deposited Loans and all related information and documentation held by the Custodian only as follows:

                  (a) the Custodian may release to the Borrower or to any Person designated by the Borrower at any time any Deposited Loan that has been paid in full;

                  (b) the Custodian may release to an applicable Guarantor any Deposited Loan which is eligible for claim payment and with respect to which a claim is (or is to be) filed; and

                  (c) the Custodian may, in accordance with the provisions of Section 2(b) hereof, release to the Trustee the Deposited Loans and any records, documents and instruments relating thereto, subject to the provisions of the Servicing Agreement.

         Except as described in this paragraph and except upon termination of this Custodian Agreement, the Custodian will not release any Deposited Loans unless the Custodian is in receipt of written authorization from the Trustee.

         5. NO LIABILITY. Neither the Trustee nor the Eligible Lender Trustee shall have any responsibility for loss or damage suffered by the Borrower with respect to any Deposited Loan delivered or released pursuant to this Custodian Agreement.

         6. TERMINATION OF THIS CUSTODIAN AGREEMENT. This Custodian Agreement shall remain in effect until the date on which either of the following shall occur: (a) the Servicing Agreement shall have expired or otherwise been terminated; or (b) upon satisfaction of all indebtedness of the Borrower the payment of which is secured under the Loan Agreement, including indebtedness for any penalties, costs of collection or other charges. Upon termination of this Custodian Agreement for any reason other than full satisfaction of indebtedness of the Borrower, the Deposited Loans then held by Custodian shall be forthwith delivered to the party designated by the Trustee, subject to the terms of the Servicing Agreement. Upon termination of this Custodian Agreement following satisfaction of indebtedness of the Borrower, Deposited Loans and materials relating thereto in the possession of the Custodian shall be delivered to the Borrower or its designee. This Custodian Agreement shall not be subject to termination other than as specifically provided in this paragraph.

         7. INSPECTION RIGHTS. To the extent permitted by law, all records maintained by the Custodian with respect to the Deposited Loans shall be available for inspection or audit from time to time by the Trustee, the Eligible Lender Trustee, the Conduit Lenders, the Alternate Lenders, the Facility Agents, the Administrative Agent and the Borrower (or their respective designees) upon request of such Person, made with reasonable advance notice to the Custodian, such availability to include the right to examine and make copies of any documents relating to the Deposited Loans, with costs of same not to be paid for by the Custodian.

         8. FEES AND EXPENSES. The Custodian shall not receive any additional compensation for acting as custodian hereunder outside of the fees and expenses paid to the Custodian in its capacity as servicer pursuant to the Servicing Agreement.

         9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN.

                  (a) The Custodian agrees to accept delivery of the promissory notes and other documents pertaining to the Deposited Loans and to have and maintain continuous and exclusive possession and control over all documents evidencing the Deposited Loans delivered to it under this Custodian Agreement.

                  (b) The Custodian shall exercise reasonable care and diligence in the possession, retention and protection of the Deposited Loans delivered to it hereunder. The Custodian accepts the custodial duties and responsibilities imposed upon it hereunder and agrees to perform such custodial duties and responsibilities in a sound and prudent manner consistent in all respects with sound custodial practices and principles.

                  (c) The Custodian shall at all times during the term of this Custodian Agreement maintain insurance which shall include, but not be limited to, dishonesty of employees or other crimes resulting in the loss of the Deposited Loans and comprehensive general liability, including personal injury and loss or damage to documents.

                  (d) The Custodian shall at all times maintain records indicating, at a minimum, the borrower's name and Social Security number with respect to all Deposited Loans which are delivered to it to hold as Custodian pursuant to this Custodian Agreement and indicating that such Deposited Loans have been pledged to the Trustee.

         10.      MISCELLANEOUS.

                  (a) This Custodian Agreement shall be binding upon the parties hereto and their successors, transferees and assigns, and shall inure to the benefit of and be enforceable by all parties hereto and their respective successors, transferees and assigns.

                  (b) The Custodian acknowledges and agrees that its services under this Custodian Agreement are in addition to, and not in lieu of, its services as servicer of the Deposited Loans under and pursuant to the Servicing Agreement.

                  (c) This Custodian Agreement may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original; provided, however, that such counterparts shall together constitute but one and the same instrument.

                  (d) Any provision of this Custodian Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity or enforceability or legality of such provision in any other jurisdiction.

                  (e) THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA.

                  (f) The Borrower, the Trustee, the Eligible Lender Trustee and the Custodian, from time to time and with the written consent of the Administrative Agent, may amend this Custodian Agreement subject to any provisions to the contrary herein.

                  (g) All notices, requests, demands and other communications under or in respect of this Custodian Agreement shall be in writing and shall be delivered or mailed, first class, postage prepaid, or sent by facsimile machine, to the parties at the following addresses (or at such other address for a party as shall be specified by the party to whom addressed):

If to the Borrower:                 Nelnet Education Loan Funding, Inc.
                                    121 South 13th Street
                                    Suite 301
                                    Lincoln, Nebraska 68508
                                    Attention: Terry Heimes
                                    Phone: (402)458-2303
                                    Facsimile: (402) 458-2399

with a copy to:                     NELnet, Inc.
                                    3015 S.Parker Road
                                    Suite 400
                                    Aurora, CO 80014
                                    Attention: Jeff Noordhoek
                                    Telephone: (303) 292-6930
                                    Facsimile: (303) 292-0995

If to the Trustee:                  Wells Fargo Bank Minnesota, National
                                      Association
                                    6th Street and Marquette Avenue, N9303-110
                                    Minneapolis, MN 55479
                                    Attention: Scott Ulven
                                    Phone: (612)667-4802
                                    Facsimile: (612) 667-2149

If to the Eligible Lender Trustee:  Wells Fargo Bank Minnesota, National
                                      Association
                                    6th Street and Marquette Avenue, N9303-110
                                    Minneapolis, MN 55479
                                    Attention: Scott Ulven
                                    Phone: (612)667-4802
                                    Facsimile: (612) 667-2149

If to the Custodian:                Nelnet Loan Services, Inc.
                                    3015 South Parker Road, Suite 400
                                    Aurora, Colorado 80014
                                    Attention: Ed Martinez
                                    Telephone: (303) 696-3699
                                    Facsimile: (303) 696-5640

         IN WITNESS WHEREOF, the parties have signed this Custodian Agreement as of the date first written above.

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Trustee under
                                    the Loan Agreement

                                    By /s/ Scott E Ulven
                                       -----------------------------------------
                                       Scott E Ulven, Corporate Trust Officer

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Eligible Lender
                                    Trustee

                                    By /s/ Scott E Ulven
                                       -----------------------------------------
                                       Scott E Ulven, Corporate Trust Officer

                                    NELNET LOAN SERVICES, INC.

                                    By /s/ Terry Heimes
                                       -----------------------------------------
                                       Terry Heimes, Vice President

                                    NELNET EDUCATION LOAN FUNDING, INC.

                                    By /s/ Terry Heimes
                                       -----------------------------------------
                                       Terry Heimes, President

                                    EXHIBIT F

                         FORM OF PARTICIPATION AGREEMENT

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT is made and entered into as of the 1st day of May, 2003, by and between NHELP-I, INC., a Nevada corporation (the "Lender") and NELNET EDUCATION LOAN FUNDING, INC., a Nebraska corporation (the "Participant").

         WHEREAS, the Lender is or will be the owner and holder of FFELP Loans (as defined herein), or beneficial interests therein, originated by or on behalf of Lender or acquired by the Lender; and

         WHEREAS, the Lender desires to sell, and the Participant desires to purchase, an undivided 100% participation interest in certain FFELP Loans on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Participation Agreement, the terms set forth above and in this Article shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Terms not defined herein shall have the meanings ascribed to such terms in the Warehouse Note Purchase and Security Agreement.

         "Administrative Agent" means Bank of America, N.A., as the Administrative Agent under the Warehouse Note Purchase and Security Agreement, and any successor or assign in such capacity.

         "Agreement" means this Participation Agreement and any amendment or supplement hereto.

         "Borrower" means the student or parent obligor under an Eligible Loan.

         "Commitment Amount" means the aggregate outstanding principal balance of FFELP Loans up to an amount determined by Participant, participation interests in which are committed to be sold by Lender and purchased by the Participant pursuant to this Agreement.

         "Commitment Period" means the period of time commencing on the date first set forth above and terminating 364 days thereafter, and renewing thereafter for successive 364-day periods, unless either party gives written notice of intent to terminate to the other party and to the Administrative Agent and the Trustee at least 30 days prior to the termination of the initial Commitment Period or any renewal/extension Commitment Period. The Commitment Period shall terminate immediately upon a default by the Lender of any of its obligations hereunder.

         "Eligible Lender Trustee" means Wells Fargo Bank Minnesota, National Association, acting in its capacity as eligible lender trustee for the Lender, and not in its individual capacity.

         "Eligible Loan" means a FFELP Loan in which a participation interest is to be acquired by the Participant which (a) is Guaranteed; (b) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, a SLS loan authorized under Section 428A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments;
(c) complies with each representation and warranty with respect thereto contained herein (including Section 3.01 hereof); and (d) meets the other applicable criteria set forth in the Loan Purchase Regulations and is an "Eligible Loan" as defined under the terms of the Warehouse Note Purchase and Security Agreement.

         "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans guaranteed by any Guarantee Agency and Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

         "FFELP Loans" means loans, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

         "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contacts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

         "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with the Lender or the Eligible Lender Trustee on behalf of the Lender.

         "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either the Lender or the Eligible Lender Trustee on behalf of the Lender providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans, made or acquired by the Lender or the Eligible Lender Trustee on behalf of the Lender from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to the Lender or the Eligible Lender Trustee on behalf of the Lender pertaining to Eligible Loans.

         "Guaranteed Loans" means FFELP Loans that are Guaranteed.

         "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

         "Higher Education Act" shall mean Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

         "Interest Subsidy Payments" means interest subsidy payments authorized to be made by the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

         "Lender" means NHELP-I, Inc., a Nevada corporation, an "eligible lender" under criteria established by the Higher Education Act that has received an eligible lender designation by the Secretary of Education, which is selling participation interests in FFELP Loans to the Participant hereunder or, if the Lender is not designated as an eligible lender under the Higher Education Act, the Lender holds beneficial ownership of Eligible Loans through the Eligible Lender Trustee, which is an eligible lender under the Higher Education Act.

         "Lender's Retained Interest" means that portion of the income earned with respect to Eligible Loans covered by the Participation Certificate which is equal to zero basis points (0.0%), on an annualized basis, of the average quarterly aggregate principal balance of Eligible Loans covered by the Participation Certificate; provided, however, that if changes in the Higher Education Act subsequently reduce the interest rates, Special Allowance Payments or Interest Subsidy Payments, then the Lender's Retained Interest shall be reduced on a pro tanto basis.

         "Loan Purchase Agreement" means the Loan Purchase Agreement including all exhibits and schedules attached thereto, substantially in the form of Schedule A hereto.

         "Loan Purchase Regulations" means the rules and regulations of the Participant, as may be adopted by the Participant from time to time, which pertain to acquisition of participation interests hereunder, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Participant is subject.

         "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(l)(D) of the Higher Education Act, as added by Pub. L. 105-244,
Section 427,112 Stat. 1702 (1998), as amended by Public Law No: 106-554 (enacted December 21, 2000) and as codified at 20 U.S.C. Section 1082 (m)(l).

         "MPN Loan" means a FFELP Loan evidenced by a Master Note.

         "Participant" means NELNET Education Loan Funding, Inc., a Nebraska corporation, and its successors and assigns.

         "Participation Certificate" means the master participation certificate in the form attached hereto as Schedule B.

         "Purchase Price" means 100% of the outstanding principal balance plus 100% of the accrued and unpaid interest thereon with respect to Eligible Loans covered by the Participation Certificate, each as of the date of purchase.

         "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Servicer" means, individually or collectively, (a) Nelnet, Inc., and
(b) any other organization with which the Borrower has entered into a Servicing Agreement with respect to Eligible Loans, with the prior written approval of the Administrative Agent.

         "Servicing Agreement" means the agreement in which a Servicer is engaged by the Participant to administer and service Eligible Loans covered in the Participation Certificate.

         "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

         "Subservicer" means (a)NELnet Loan Services, Inc., (b) Sallie Mae Servicing L.P., (c) ACS Education Services, Inc., (d) Pennsylvania Higher Education Assistance Agency, (e) Great Lakes Educational Loan Services, Inc. and
(f) any other servicing agent approved as may be required in the Warehouse Note Purchase and Security Agreement; provided, however, Sallie Mae Servicing L.P., ACS Education Services, Inc., Pennsylvania Higher Education Assistance Agency and Great Lakes Educational Loan Services, Inc. shall not service any Financed Loans until the Administrative Agent has approved its respective Subservicing Agreement.

         "Subservicing Agreement" means, individually or collectively, (a) the Loan Servicing Agreement, dated as of May 1, 2003, between the Servicer and Nelnet Loan Services, Inc.; (b) a Servicing Agreement between the Servicer and Sallie Mae Servicing L.P. and approved in writing by the Administrative Agent;
(c)a Servicing Agreement between ACS Education Services Inc. and the Servicer and approved in writing by the Administrative Agent (d)a Servicing Agreement between Pennsylvania Higher Education Assistance Agency and the Servicer and approved in writing by the Administrative Agent (e) a Servicing Agreement between Great Lakes Educational Loan Services, Inc. and the Servicer and approved in writing by the Administrative Agent; and (f) with the prior written consent of the Administrative Agent, any other Subservicing agreement between the Servicer and any Subservicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Administrative Agent, under which the respective Subservicer agrees to administer and collect the Financed Loans.

         "Trustee" means Wells Fargo Bank Minnesota, National Association, acting in its capacity as trustee under the Warehouse Note Purchase and Security Agreement, and not in its individual capacity.

         "Warehouse Note Purchase and Security Agreement" means the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003, among the Participant, as borrower, the Trustee, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Quincy Capital Corporation, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank

AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generate, as a facility agent and an alternate lender, and the Administrative Agent, as administrative agent, and any amendments or supplements thereto made in accordance with its terms.

                                   ARTICLE II

                       PURCHASE OF PARTICIPATION INTEREST

         SECTION 2.01. PURCHASE OF PARTICIPATION INTEREST. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, during the Commitment Period, the Lender agrees to sell to the Participant, and the Participant agrees to purchase from the Lender, in an aggregate amount up to a maximum of the Commitment Amount, an undivided participation interest in 100% of the outstanding principal balance and accrued interest thereon of Eligible Loans and a portion of the income generated by the Eligible Loans as provided herein. The Participant shall pay to the Lender or its designee the Purchase Price for the participation interest in each Eligible Loan purchased hereunder, by wire transfer of immediately available funds, on such dates as the parties may mutually agree upon. The participation interest acquired by the Participant shall include the promissory note and related documents in connection with each participated Eligible Loan. The participation interest purchased by the Participant shall represent a participation interest in each and every Eligible Loan specifically identified in the Participation Certificate with respect thereto, and the parties agree that the Participant is not purchasing an interest in an undivided pool of Eligible Loans. It is the intention of the Lender that the transfer from the Lender to the Participant constitutes a true, absolute sale of the participation interest in Eligible Loans hereunder and that the ownership of such participation interests shall not become or be deemed to be property of the Lender for any purposes under applicable law. Except as expressly set forth in this Agreement, the sale of participation interests in Eligible Loans shall be without recourse to the Lender in connection with Borrowers' default on such Eligible Loans. If a Borrower defaults on an Eligible Loan, and the proceeds from the liquidation of the Eligible Loan are insufficient to pay the interest accrued on the Eligible Loan, interest shall be distributed on a pro rata basis between the Participant and the Lender based on the proportion of the basis points comprising the Lender's Retained Interest and the total basis points comprising the interest rate on the Eligible Loan.

         The Lender hereby authorizes the Participant to file a UCC-1 financing statement identifying the Lender as debtor/seller and the Participant as secured party/buyer and describing the participation interest in the Eligible Loans sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Participant's participation interest in the Eligible Loans and shall not be deemed to contradict the express intent of the Lender and the Participant that the transfer of participation interest in the Eligible Loans under this Agreement is an absolute assignment of such participation interest in the Eligible Loans and is not a transfer of such participation interest in the Eligible Loans as security for a debt.

         SECTION 2.02. PARTICIPATION CERTIFICATE. On the date of the initial sale of a participation interest with respect to a portfolio of Eligible Loans hereunder, or thereafter as mutually agreed upon by the parties hereto, the Lender shall execute and deliver to the Participant the Participation Certificate evidencing a 100% participation and beneficial ownership interest in Eligible Loans in that portfolio as identified in Schedule A attached to the Participation

Certificate. The Lender shall attach or cause to be attached to the executed original Participation Certificate a schedule of the participated Eligible Loans, legal title to which shall be retained by the Lender (if an eligible lender under the Higher Education Act) or by the Eligible Lender Trustee. As the Lender sells additional participation interests in Eligible Loans to the Participant hereunder, no more frequently than on a monthly basis, the Lender shall issue (or cause to be issued) supplemental schedules to the Participant to be substituted and attached to the Participation Certificate. The participation interest shall be deemed to have teen transferred to the Participant upon payment of the Purchase Price therefor, irrespective of whether such supplemental schedules are issued by the Lender. The Lender shall also perform any reasonable or necessary acts to perfect the Participant's ownership of the participation interest in Eligible Loans including, without limitation, providing notice to the Borrowers of the transfer of the participation interest if the Participant or the Administrative Agent determines such acts are necessary to perfect such sale.

         SECTION 2.03. DISTRIBUTION OF PAYMENTS RECEIVED. Upon issuance of the Participation Certificate with respect to a particular portfolio of Eligible Loans, the Participant shall be entitled to 100% of payments and income earned with respect to the Eligible Loans covered by the Participation Certificate, less the Lender's Retained Interest which shall be deducted therefrom and paid to the Lender on a quarterly basis. The Lender shall pay for all origination fees payable to the Secretary of Education pursuant to the Higher Education Act and any other costs incidental to or associated with origination and Guarantee with respect to each of the Eligible Loans covered by the Participation Certificate. The Lender agrees to account and deliver to the Participant, or cause to be delivered to the Participant, all sums of principal, interest, Special Allowance Payments, Interest Subsidy Payments or other income received by the Lender on account of the Participant's participation interest in the Eligible Loans covered by the Participation Certificate during the term of this Agreement, less the Lender's Retained Interest.

         SECTION 2.04. SERVICING AND CONTROL OF ELIGIBLE LOANS. Subject to
Section 5.11 hereof, the Lender agrees that the Participant shall have the irrevocable right to service the Eligible Loans covered by the Participation Certificate under a Servicing Agreement or a Subservicing Agreement. The Participant shall cause a Servicer or a Subservicer to service and collect each of the Eligible Loans covered by the Participation Certificate under a Servicing Agreement or a Subservicing Agreement, in accordance with the terms of the Higher Education Act, and any rules and any regulations adopted by the applicable Guarantee Agency or the Secretary of Education. Each Servicer and Subservicer shall act at the direction of the Participant. The Lender shall promptly deliver the promissory notes and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate to the appropriate Servicer, Subservicer or its agent. The promissory notes and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate shall be retained by each Servicer, Subservicer or its agent for safekeeping as custodian in connection with a Servicing Agreement or a Subservicing Agreement for the benefit of the Lender and the Participant. Each Servicer or Subservicer shall segregate the Eligible Loans in a separate account for servicing purposes for the benefit of the Lender and the Participant. During the term of this Agreement, the Lender shall not (and shall cause the Eligible Lender Trustee to not) pledge, encumber, sell, transfer or otherwise dispose of any interest in any Eligible Loan covered by a Participation Certificate.

         SECTION 2.05. CONDITIONS OF PURCHASE. The Participant's obligation to purchase and pay for participation interests in Eligible Loans hereunder shall be subject to each of the following conditions precedent:

                  (a) all representations, warranties and statements made by the Lender contained in this Agreement shall be true on the applicable date of purchase;

                  (b) The Participant, the Administrative Agent and the Trustee shall receive an opinion of the Lender's counsel dated as of the date of the first sale of Participation Certificates hereunder (covering such first sale and any other sale of Participation Certificates), in form and substance satisfactory to the Participant, the Administrative Agent and the Trustee, to the effect that (i) this Agreement has been duly authorized, executed and delivered by the Lender and constitutes the legal, valid, binding and enforceable obligation of the Lender; (ii) the Participation Certificate has been duly authorized, executed and delivered by the Lender; (iii)with respect to participation interests in all FFELP Loans in which participation interests are being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Lender; (iv) assuming the due execution and delivery thereof, each FFELP Loan in which a participation interest is acquired hereunder constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms; (v) to the knowledge of the Lender's counsel, the execution and delivery of this Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound or constitute a default thereunder; (vi) to the knowledge of the Lender's counsel, the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially or adversely affect the ability of the Lender to perform its obligations under this Agreement; (vii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state banking regulatory agency, is required in connection with the consummation of the transactions contemplated in this Agreement; (viii) this Agreement, shall constitute a security agreement under State of Nebraska law and shall be effective to create, in favor of the Participant, a valid, perfected security interest in the Eligible Loans evidenced by each Participation Certificate sold hereunder; (ix) the Participant shall have a perfected security interest in the participation interests in Eligible Loans evidenced by the Participation Certificate subject to no prior liens, (x) that (A) if the Lender became a debtor under the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code"), (i)
         Section 541(a)(l) of the Bankruptcy Code would not apply to deem the participation interests in Eligible Loans transferred by the Lender to the Participant and the proceeds therefrom as property of the bankruptcy estate of the Lender and therefore (ii) Section 362(a) of the Bankruptcy Code would not apply to stay payment to the Participant or its assignees and (B) if the Lender became a debtor under the Bankruptcy Code, a court would not disregard the separate identity of the Participant so that the assets of the Participant would be consolidated with and become a part of the Lender's bankruptcy estate,
         (xii) if the Lender is a bank or saving association the deposits of which are insured by FDIC (a "Bank") and the FDIC were appointed as a receiver or conservator of such Bank, a court would not recharacterize the transfer and assignment of the participation interests in Eligible Loans to the Participant as a pledge to secure a borrowing rather than as a sale of the participation interests in Eligible Loans and (xiii) such other opinions as may be reasonably requested by the Administrative Agent or the Trustee.

                  (c) delivery by the Lender to the Participant on or before the applicable date of purchase of the Participation Certificate, original or supplemental schedules to the Participation Certificate listing and identifying each Eligible Loan in which a participation interest is being transferred to the Participant; UCC-1 Financing Statements evidencing the transfer from the Lender to the Participant, UCC Lien Searches, and UCC Termination Statements or Releases, if any, releasing any security interest granted by Lender in any Eligible Loan covered by the Participation Certificate; and

                  (d) adequate funds are available to the Participant from the Warehouse Note Purchase and Security Agreement or otherwise which will finance the purchase of participation interests in Eligible Loans under this Agreement.

         SECTION 2.06. REPURCHASE OBLIGATION. If:

                  (a) any representation or warranty made or furnished by the Lender in or pursuant to this Agreement with respect to a FFELP Loan (including Section 3.01 hereof) shall prove to have been materially incorrect;

                  (b) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments or Guarantee Payments) on account of any circumstance or event that occurred prior to the sale of the participation interest in such FFELP Loan to the Participant or the sale of such FFELP Loan to the Participant by and through its eligible lender trustee or after such sale if such refusal is due to any action of the Lender;

                  (c) on account of any circumstance or event that occurred prior to the sale of a participation interest in a FFELP Loan to the Participant or the sale a FFELP Loan to the Participant by and through its eligible lender trustee or after such sale if such refusal is due to any action of the Lender, a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to a Borrower's obligation to pay all or any part of the FFELP Loan, and the Participant, in good faith, believes that the facts reported, if true, raise reasonable doubts as to the legal enforceability of such FFELP Loan; or

                  (d) the instrument which the Lender purports to be a FFELP Loan is not, in fact, a FFELP Loan;

then the Lender shall repurchase the participation interest in such FFELP Loan or purported FFELP Loan upon the request of the Participant or the Administrative Agent by paying the Participant or the Trustee (if required by the Administrative Agent) the then outstanding principal balance of such FFELP Loan or purported FFELP Loan (or such greater amount as may be necessary to make the Participant whole), plus interest and applicable Interest Subsidy Payments and Special Allowance Payments with respect to such FFELP Loan or purported FFELP Loan to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan or purported FFELP Loan, plus any attorney fees, legal expenses, court costs, servicing fees or other expenses incurred by the

Participant in connection with such FFELP Loan or purported FFELP Loan, less the Lender's Retained Interest with respect to such FFELP Loan.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANT

         SECTION 3.01. LENDER'S REPRESENTATIONS AND WARRANTIES. The Lender hereby represents, warrants and covenants to the Participant and the Administrative Agent as follows as of the date hereof and as of the date of each purchase hereunder.

                  (a) All information furnished by the Lender to the Participant, or the Participant's agents, with respect to a FFELP Loan is true, complete and correct.

                  (b) The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the Borrower against the Lender, the Eligible Lender Trustee or the Participant as assignee thereof. The Lender shall have taken all reasonable actions to assure that no Borrower under a FFELP Loan has or may acquire a defense to the payment thereof. No payment of principal or interest with respect to any FFELP Loan is, as of the date hereof, more than 90 days delinquent and no applicable payment of principal or interest with respect to any FFELP Loan will, at the date of the applicable Participation Certificate, be more than 90 days delinquent. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. Notwithstanding any provisions of the Higher Education Act that permits the Lender to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder shall bear interest at a rate lower than the applicable rate of interest; provided, however, that the Participant may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of the Lender, the terms of which have been fully described in detail and in writing to the Participant.

                  (c) Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

                  (d) Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and is an Eligible Loan.

                  (e) The Lender or the Eligible Lender Trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "eligible lender" under the Higher Education Act, and the Lender has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

                  (f) The Lender (and the Eligible Lender Trustee, if applicable) is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all lines, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description. The Participant has a valid and perfected first priority ownership or security interest in the Pledged Collateral (as defined herein).

                  (g) Each FFELP Loan is Guaranteed; such Guarantee is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to a Guarantee Agency have been or will be paid in full by the Lender, and none of the FFELP Loans has at any time been tendered to any Guarantee Agency for payment.

                  (h) There are no circumstances or conditions with respect to any FFELP Loan, the Borrower thereunder or the creditworthiness of said Borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof or any applicable Guarantee.

                  (i) Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

                  (j) The Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound or constitute a default thereunder, or conflict with any law, rule or regulation to which the Lender is subject; the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Lender to perform its obligations under this Agreement and this Agreement constitutes a valid and binding obligation of the Lender enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law, and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

                  (k) The Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

                  (l) The Lender and its servicer have each exercised (and shall continue to exercise) due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and the Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. The Lender shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Participant.

                  (m) With respect to all Guaranteed Eligible Loans in which a participation interest is being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto; and the Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

                  (n) The Lender does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with the Lender, except as may be permitted under applicable laws; or (ii) discriminate on the basis of race, sex, color, creed or national origin.

                  (o) The FFELP Loans are a representative sample of all student loans held by the Lender with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrowers to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

                  (p) Each participation interest transferred to the Participant under this Agreement is a participation interest in a FFELP Loan which constitutes an Eligible Loan.

                  (q) The fair salable value of the assets on a going concern basis of the Lender and its subsidiaries, on a consolidated basis, as of the time of each sale of participation interests hereunder is in excess of the total amount of their liabilities.

                  (r) The Lender has carefully reviewed the Loan Purchase Regulations supplied by the Participant and has complied, and shall continue to comply, with all applicable Loan Purchase Regulations.

                  (s) Each FFELP Loan in which a participation interest is purchased pursuant to this Agreement includes all Eligible Loans of any one Borrower held by the Lender.

                  (t) The Lender hereby represents and warrants that the Lender is transferring all of its right title and interest in the MPN Loans to the Participant, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Lender has reacquired) to any person other than the Participant, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other that a predecessor in title to the Lender. The Lender hereby covenants that the Lender shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.

                  (u) No promissory note evidencing an Eligible Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

                  (v) Except as may have been disclosed by the UCC Lien Search required by Section 2.05(c) hereof for the Lender, no other financing statements or assignment filings naming the Lender as debtor or assignor under its legal name or trade names has been filed.

                  (w) The transfer, assignment and conveyance of the participation interests in the Eligible Loans by the Lender pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. The Lender is not transferring the participation interests in the Eligible Loans with an actual intent to hinder, delay or defraud any of its creditors. The Lender is solvent, will not be rendered insolvent by the transfer of the participation interests in the Eligible Loans hereunder nor is aware of any pending insolvency of the Lender.

         SECTION 3.02. PARTICIPANT'S REPRESENTATIONS AND WARRANTIES. The Participant hereby represents and warrants to the Lender that the execution, delivery and performance of this Agreement by the Participant (a) has been duly authorized or ratified effective as of the date of execution by all necessary corporate action on the part of the Participant; (b) does not and will not conflict with, or result in a violation of, any applicable laws; (c) does not and will not require any consent or approval of any creditor or constitute a violation of or default under any agreement or instrument to which the Participant is a party or whereby any of its property may be bound and (d) constitute a legal, valid and binding obligation of the Participant enforceable against the Participant in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 3.03. ORGANIZATIONAL JURISDICTION OF LENDER. The Lender shall not organize under the law of any jurisdiction other than the State under which is it organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) or, change its location for purposes of Section 9-307 of the applicable UCC, without giving 30 days prior written notice of such action to the Participant and the Administrative Agent. Before effecting such change, the Lender shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Participant's interest in the FFELP Loans.

                                   ARTICLE IV

                                      TERM

         SECTION 4.01. TERMINATION. The term of this Agreement shall be from the date first set forth above until the termination of the Commitment Period. If the Lender or the Eligible Lender Trustee transfers title to a specific Eligible Loan covered by the Participation Certificate to the Participant, the participation interest with respect to such transferred Eligible Loan shall terminate on the date of such transfer. Immediately upon termination (without renewal) of this Agreement and of the Participation Certificate, or any portion thereof, the Lender's Retained

Interest, as then accrued and unpaid, shall be paid and if the Participant is not in material default of its obligations under this Agreement, the Lender shall immediately transfer to the Participant or its designee legal title to the Eligible Loans covered by the terminated portion of the Participation Certificate. At or prior to such transfer of legal title, the Lender shall execute and deliver to the Participant or its designee an executed Loan Purchase Agreement, together with all documents of transfer in connection therewith, between the Lender, as seller and the Participant or its designee as purchaser, effective to transfer title to the Eligible Loans covered in the terminated portion of the Participation Certificate as of the termination of the participation, free and clear of any liens, encumbrances, pledges, or security interests of any nature. Title to an Eligible Loan which is partially disbursed as of the termination of this Agreement shall be transferred as described in the preceding sentence as soon as possible after such Eligible Loan is fully disbursed.

                                    ARTICLE V

                                OTHER PROVISIONS

         SECTION 5.01. INDEMNIFICATION. The Lender specifically acknowledges that the Participant will be making representations and warranties regarding the Eligible Loans based in part on the accuracy of the Lender's representations and warranties in this Agreement. The Lender agrees to indemnify and hold the Participant, the parties to the Warehouse Note Purchase and Security Agreement and the Program Support Providers under the Warehouse Note Purchase and Security Agreement (together with each of their respective successors, assigns. officers, directors, agents and employees) harmless from and against any and all loss, liability, cost, damage or expense (including reasonable attorneys fees and costs of litigation) incurred by reason of any breach of the Lender's representations, warranties or covenants hereunder or any false or misleading representations or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Lender in connection herewith. This indemnity obligation shall survive execution of this Agreement and termination of the Commitment Period.

         SECTION 5.02. ASSIGNMENT. The rights of the Participant under this Agreement may be freely assigned or subparticipated, in whole or in part, without prior written consent of the Lender. The rights and obligations of the Lender under this Agreement may not be assigned in whole or in part without the prior written consent of the Participant and the Administrative Agent. This Agreement shall be binding upon the parties hereto and their permitted successors and assigns. The Lender acknowledges that the Participant has assigned all of its right, title and interest in and to the Participation Certificate and this Agreement to the Trustee under the Warehouse Note Purchase and Security Agreement with the power and right to enforce the provisions thereof and hereof.

         SECTION 5.03. NO PARTNERSHIP. This Agreement shall not be construed to create a partnership or joint venture between the Lender and the Participant. The transaction evidenced by this Agreement is a loan participation transaction pursuant to which the Lender and the Participant are participating in the Eligible Loans.

         SECTION 5.04. AMENDMENT. This Agreement may be modified or otherwise amended only if such modification or amendment is in writing and signed by the Lender, the Participant and the Administrative Agent and prior written notice is given to each rating service then rating the Notes at the request of the Borrower. The parties agree to make such modifications or amendments to this Agreement from time to time as may be reasonably necessary to maintain compliance with the Higher Education Act.

         SECTION 5.05. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered with a written receipt from the recipient or mailed by certified United States mail, sufficient postage pre-paid, or sent by nationally recognized overnight delivery service such as Federal Express, addressed as follows:

         If to the Lender:                   NHELP-I, Inc.
                                             Attention: Terry J. Heimes
                                             121 South 13th Street, Suite 201
                                             Lincoln, Nebraska 68508

         If to the Participant:              NELNET EDUCATION LOAN FUNDING, INC.
                                             121 South 13th Street, Suite 301
                                             Lincoln, Nebraska 68508
                                             Attention: Terry Heimes

If to the Administrative Agent:     Bank of America, N.A.
                                    The Hearst Tower
                                    214 N. Tryon Street
                                    NC1-027-19-01
                                    Charlotte, NC 28255
                                    ATTN: Banc of America Securities, LLC
                                          Global Structured Finance; Portfolio
                                          Management

or to any such address as either party may direct in writing delivered to the other party as set forth herein. Notice shall be effective (a) if mailed or delivered, upon receipt, refusal of receipt or the date marked as uncollected, or (b) if sent by overnight delivery, the earlier of receipt of two business days after deposit with the delivery service.

         SECTION 5.06. CONTINUING REPRESENTATIONS AND OBLIGATIONS. The warranties and representations of the parties contained in Article III hereof and the repurchase obligation of the Lender contained in Section 2.06 hereof shall survive execution of this Agreement and termination of the Commitment Period and bind the parties hereto as continuing covenants.

         SECTION 5.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

         SECTION 5.08. COUNTERPARTS. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 5.09. SEVERABILITY. If any provision of this Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied to any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

         SECTION 5.10. NON-EXCLUSIVE REMEDIES. No remedy by the terms of this Agreement conferred upon or reserved to the Participant is intended to be exclusive of any other remedy, but each and every other remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Agreement.

         SECTION 5.11. SERVICING. Each Eligible Loan covered by the Participation Certificate shall be serviced pursuant to a Servicing Agreement or a Subservicing Agreement for the life of such loan by a Servicer or Subservicer and shall not be removed from the servicing system of such Servicer or Subservicer, except as provided below. The Participant agrees that each FFELP Loan participated pursuant to this Agreement which is held by or on behalf of the Participant or any of the Participant's affiliates after the date of this Agreement shall be serviced by a Servicer under a Servicing Agreement or a Subservicing Agreement for a term of the life of such loan and shall not be removed from the servicing system of such Servicer or Subservicer; provided, however, that the Participant may engage a servicing agent other than a Servicer only if the Administrative Agent approves such servicing agent in writing and the Borrower attends an educational institution which expressly requires servicing of all student loans made to its students to be performed exclusively by a servicing agent other than a Servicer or Subservicer, and provided further, however, that the Participant may, at its option, require transfer of servicing to a new servicing agent as approved by the Administrative Agent upon a Servicer Default (as defined in the Warehouse Note Purchase and Security Agreement), a material default under the appropriate Servicing Agreement or Subservicing Agreement or the insolvency or filing of bankruptcy by such Servicer or Subservicer.

         SECTION 5.12. TERMINATION OF AGREEMENT OR BANKRUPTCY OF LENDER. Upon the termination of this Agreement or the filing of bankruptcy or receivership by the Lender, the Lender shall cause title to each Eligible Loan covered by the Participation Certificate to be transferred by the Lender or the Eligible Lender Trustee to the Participant or its designee.

         SECTION 5.13. FURTHER ASSURANCES. The Lender shall, at its expense, execute all other documents and take all other steps as may be requested by the Participant or the Administrative Agent from time to time to affect the sale of the participation interests in the FFELP Loans hereunder.

         SECTION 5.14. INFORMATION. The Lender shall, at its expense, furnish to the Participant or the Administrative Agent such additional information concerning the Lender's FFELP Loan portfolio as the Participant or the Administrative Agent may reasonably request.

         SECTION 5.15. SECURITY INTEREST. The parties to this Agreement intend that the conveyance of the Lender's right, title and interest in and to the FFELP Loans shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Lender to the Participant. The parties to this Agreement intend that the arrangements with respect to the participation interests in FFELP Loans shall constitute a purchase and sale of such participation interests and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this

Agreement shall constitute a loan and not a purchase and sale, the parties hereto intend that this Agreement would constitute a security agreement under applicable law and that the Lender shall be deemed to have granted, and hereby does grant (subject to the condition above), to the Participant a first priority perfected security interest in all of the Lender's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral to secure the rights of the Participant hereunder and the obligations of the Lender hereunder (collectively, the "Pledged Collateral"):

                  (a)      all participation interests in FFELP Loans;

                  (b) all revenues and recoveries of principal received with respect to any participation interests in FFELP Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                  (c) any other revenues and recoveries of principal and interest received with respect to any participation interests in FFELP Loans, any other collection of cash with respect to such FFELP Loans (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) received and all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral;

                  (d) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such participation interests in FFELP Loans, whether pursuant to the contract related to such participation interests in FFELP Loans or otherwise;

                  (e) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to participation interests in FFELP Loans otherwise in respect of the Pledged Collateral; and

                  (f) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

         The Lender agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents (including, without limitation, UCC-1 financing statements and custodian agreements with each Servicer or Subservicer, as appropriate), and take all take all further action that the Participant or the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the Participant's, the Trustee's or the Administrative Agent's interest in the Pledged Collateral or to enable the Participant to exercise or enforce any of its rights hereunder.

         SECTION 5.16. INFORMATION AND REPORTING. The Lender shall furnish to the Participant: (a) upon execution of this Agreement, the Lender's most recent audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by the Lender, as well as the Lender's most recent unaudited financial statement and balance sheet; (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Lender, an updated audited financial statement prepared in accordance with generally accepted accounting principles, and duly certified by nationally recognized independent certified public accountants selected by the Lender; and (c) such other financial information as the Participant or the Administrative Agent may reasonably request from time to time. The Lender shall verify and reconcile Eligible Loan disbursements and cancellations of Eligible Loans covered by the Participation Certificate, in such manner as the Participant or the Administrative Agent may reasonably request from time to time. The Lender shall furnish to the Participant and the Administrative Agent a certificate of good standing and a certified copy of resolutions of the Lender's board of directors approving and authorizing execution and performance of this Agreement and all ancillary documents with respect thereto in a form reasonably satisfactory to the Participant and the Administrative Agent.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by officers duly authorized as of the day first above written.

                                           Nelnet Education Loan Funding, Inc.

                                    By:    /s/ [ILLEGIBLE]
                                           -------------------------------------
                                    Title: President

                                           NHELP-I, Inc.

                                    By:    /s/ [ILLEGIBLE]
                                           -------------------------------------
                                    Title: Secretary

                      SCHEDULE A TO PARTICIPATION AGREEMENT

                         FORM OF LOAN PURCHASE AGREEMENT

                      SCHEDULE B TO PARTICIPATION AGREEMENT

                        FORM OF PARTICIPATION CERTIFICATE

                            PARTICIPATION CERTIFICATE

         Pursuant to that certain Participation Agreement (the "Agreement") dated May 1, 2003, by and between Nelnet Education Loan Funding, Inc. (the "Participant") and NHELP-I, Inc. (the "Lender"), the Lender hereby issues and delivers this Participation Certificate to evidence the Participant's participation interests in student loans guaranteed under the Higher Education Act of 1965, as amended, which are identified by the schedule marked as Schedule "A," attached hereto and incorporated herein by this reference, which may be amended or supplemented from time to time, which loans or interests therein are owned by the Lender and are serviced by Nelnet, Inc. and designated a separate account, in accordance with the terms of the Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement, the terms of which are incorporated herein by this reference as if fully stated herein.

                                    NHELP-I, INC.

                                    By _________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

         Accepted this_________day of_________________, 20____.

                                    NELNET EDUCATION LOAN FUNDING, INC.

                                    By _________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                     SCHEDULE A TO PARTICIPATION CERTIFICATE

                                SCHEDULE OF LOANS

                                    EXHIBIT G

                       CONDITIONS TO INITIAL NOTE PURCHASE

         1. Executed copies of this Agreement, the Valuation Agent Agreement, the Eligible Lender Trust Agreement, the Portfolio Administration Agreement, each Student Loan Purchase Agreement and Participation Agreement pursuant to which Student Loans are to be sold to the Borrower, each Servicing Agreement and each Subservicing Agreement pursuant to such Student Loans are to serviced, each Custodian Agreement pursuant to such Student Loans are to be held, each Eligible Lender Trustee Guarantee Agreement and each Trustee Guarantee Agreement.

         2. UCC-1 Financing Statements (naming each Seller as debtor, the Borrower as assignor and the Trustee as assignee secured party, naming the Borrower as debtor and the Trustee as secured party and naming the Eligible Lender Trustee as debtor and the Trustee as secured party).

         3. Officers' Certificates of the Borrower, the Trustee, the Eligible Lender Trustee, the Portfolio Administrator, each Servicer, each Subservicer, each Custodian and each Seller (including, in the case of the Borrower, articles of incorporation, by-laws, board resolutions, good standing and incumbency).

         4. Opinions of Counsel to the Borrower, the Trustee, the Eligible Lender Trustee and each Seller in forms acceptable to the Administrative Agent.

         5.       A schedule of all Financed Loans as of the Closing Date.

         6. All fees due and payable to each Conduit Lender, each Facility Agent, each Alternate Lender and the Administrative Agent on the Closing Date.

         7. Such other information, certificates, documents and actions as the Facility Agents and the Administrative Agent may reasonably request.

         8. UCC search report results dated a date reasonably near the Closing Date listing all effective financing statements which name the Borrower or any Seller (under its present name or any previous names) in any jurisdictions where filings are to be made under paragraph 2 above (or similar filings would have been made in the past five years).

         9. Financing Statement terminations on Form UCC-3, if necessary, to release any liens.

         10.      Evidence of establishment of Reserve Account and Collection
Account.

                                    EXHIBIT H

                               FORM OF SENIOR NOTE

            NELNET EDUCATION LOAN FUNDING, INC. SENIOR WAREHOUSE NOTE

Number R-_________

$_________________                                                  May 16, 2003

         Nelnet Education Loan Funding, Inc., a Nebraska corporation (the "Borrower"), promises to pay to the order of [NAME OF FACILITY AGENT], for the benefit of [NAME OF CONDUIT LENDER] and [NAME OF ALTERNATE LENDER] (the "Facility Agent"), the lesser of the principal sum of _________________DOLLARS ($__________) or the aggregate unpaid principal amount of all Note Purchases made by the Facility Agent, on behalf of the applicable Note Purchasers, pursuant to the Warehouse Note Purchase and Security Agreement (as hereinafter defined), in immediately available funds at its office at ______________________ in __________________, together with all Senior Carrying Costs on the unpaid principal amount hereof at the rates, in the amounts and on the dates set forth in the Warehouse Note Purchase and Security Agreement. The Borrower shall pay the principal of and accrued and unpaid Senior Carrying Costs on this Senior
Note in the amounts and at the times required under the terms of the Warehouse Note Purchase and Security Agreement.

         The Facility Agent shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each Note Purchase and the date and amount of each principal payment hereunder on the schedule annexed hereto and any such recordation shall constitute prima facia evidence of the accuracy of the amount so recorded; provided, that the failure of the Facility Agent to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Warehouse Note Purchase and Security Agreement.

         This Senior Note is issued pursuant to, and is entitled to the benefits of, the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (which, as it may be amended or modified and in effect from time to time, is herein called the "Warehouse Note Purchase and Security Agreement"), among the Borrower, Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Quincy Capital Corporation, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, to which Warehouse Note Purchase and Security Agreement reference is hereby made for a statement of the terms and conditions governing this Senior Note, including the terms and conditions under which this Senior Note may be prepaid or its maturity date accelerated. This Senior Note is secured by the Pledged Collateral as more particularly described in the Warehouse Note Purchase and Security Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Warehouse Note Purchase and Security Agreement.

         This Senior Note is one of a series of Senior Warehouse Notes (the "Senior Notes") issued by the Borrower pursuant to the Warehouse Note Purchase and Security Agreement. Except as specifically provided in the Warehouse Note Purchase and Security Agreement, the payment of the principal of and Subordinate Carrying Costs on the Subordinate Notes issued by the Borrower pursuant to the Warehouse Note Purchase and Security Agreement is fully subordinated to the payment of the principal of and Senior Carrying Costs on the Senior Notes.

         THIS SENIOR NOTE IS A SPECIAL, LIMITED OBLIGATION OF THE BORROWER PAYABLE SOLELY FROM THE PLEDGED COLLATERAL PROVIDED THEREFOR AS PROVIDED IN THE WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT, AND DOES NOT CONSTITUTE A GENERAL OBLIGATION OF THE BORROWER.

         THIS SENIOR NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS SENIOR NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE REGISTERED OWNER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                                        NELNET EDUCATION LOAN FUNDING, INC.

                                        By _____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                      ANNEX

               SCHEDULE OF NOTE ISSUANCES AND PRINCIPAL REPAYMENTS

--------------------------------------------------------------------------------
     DATE OF ISSUANCE OR REPAYMENT                   AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

                                    EXHIBIT I

                            FORM OF SUBORDINATE NOTE

         NELNET EDUCATION LOAN FUNDING, INC. SUBORDINATE WAREHOUSE NOTE

Number R-_________

$_________________                                                  May 16, 2003

         Nelnet Education Loan Funding, Inc., a Nebraska corporation (the "Borrower"), promises to pay to the order of [NAME OF FACILITY AGENT], for the benefit of [NAME OF CONDUIT LENDER] and [NAME OF ALTERNATE LENDER] (the "Facility Agent"), the lesser of the principal sum of ___________________DOLLARS ($_________________) or the aggregate unpaid principal amount of all Note Purchases made by the Facility Agent, on behalf of the applicable Note Purchasers, pursuant to the Warehouse Note Purchase and Security Agreement (as hereinafter defined), in immediately available funds at its office at ______________________ in ____________, together with Subordinate Carrying Costs on the unpaid principal amount hereof at the rates, in the amounts and on the dates set forth in the Warehouse Note Purchase and Security Agreement. The Borrower shall pay the principal of and accrued and unpaid Subordinate Carrying Costs on this Subordinate Note in the amounts and at the times required under the terms of the Warehouse Note Purchase and Security Agreement.

         The Facility Agent shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each Note Purchase and the date and amount of each principal payment hereunder on the schedule annexed hereto and any such recordation shall constitute prima facia evidence of the accuracy of the amount so recorded; provided, that the failure of the Facility Agent to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Warehouse Note Purchase and Security Agreement.

         This Subordinate Note is issued pursuant to, and is entitled to the benefits of, the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (which, as it may be amended or modified and in effect from time to time, is herein called the "Warehouse Note Purchase and Security Agreement"), among the Borrower, Wells Fargo Bank Minnesota, National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, Quincy Capital Corporation, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp., as a conduit lender, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and Bank of America, N.A., as administrative agent, to which Warehouse Note Purchase and Security Agreement reference is hereby made for a statement of the terms and conditions governing this Subordinate Note, including the terms and conditions under which this Subordinate Note may be prepaid or its maturity date accelerated. This Subordinate Note is secured by the Pledged Collateral as more particularly described in the Warehouse Note Purchase and Security Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Warehouse Note Purchase and Security Agreement.

         This Subordinate Note is one of a series of Subordinate Warehouse Notes (the "Subordinate Notes") issued by the Borrower pursuant to the Warehouse Note Purchase and Security Agreement. Except as specifically provided in the Warehouse Note Purchase and Security Agreement, the payment of the principal of and Subordinate Carrying Costs on the Subordinate Notes is fully subordinated to the payment of the principal of and Senior Carrying Costs on the Senior Notes issued by the Borrower pursuant to the Warehouse Note Purchase and Security Agreement.

         THIS SUBORDINATE NOTE IS A SPECIAL, LIMITED OBLIGATION OF THE BORROWER PAYABLE SOLELY FROM THE PLEDGED COLLATERAL PROVIDED THEREFOR AS PROVIDED IN THE WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT, AND DOES NOT CONSTITUTE A GENERAL OBLIGATION OF THE BORROWER.

         THIS SUBORDINATE NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS SUBORDINATE NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE REGISTERED OWNER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                                        NELNET EDUCATION LOAN FUNDING, INC.

                                        By _____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                      ANNEX

               SCHEDULE OF NOTE ISSUANCES AND PRINCIPAL REPAYMENTS

--------------------------------------------------------------------------------
     DATE OF ISSUANCE OR REPAYMENT                   AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              $_____________________
--------------------------------------------------------------------------------

                                    EXHIBIT J

                                PREMIUM SCHEDULE

--------------------------------------------------------------------------------
AVERAGE PRINCIPAL BALANCE RANGES        MAXIMUM NOTE PURCHASE PERCENTAGE
--------------------------------------------------------------------------------
    LOW                HIGH        NON-CONSOLIDATION LOANS   CONSOLIDATION LOANS
--------------------------------------------------------------------------------
  $     0            $ 4,000               100.000%               100.000%
--------------------------------------------------------------------------------
  $ 4,001            $ 4,750               100.000%               100.000%
--------------------------------------------------------------------------------
  $ 4,751            $ 5,250               100.750%               100.000%
--------------------------------------------------------------------------------
  $ 5,251            $ 5,750               101.000%               100.000%
--------------------------------------------------------------------------------
  $ 5,751            $ 6,250               101.250%               100.000%
--------------------------------------------------------------------------------
  $ 6,251            $ 6,750               101.500%               100.000%
--------------------------------------------------------------------------------
  $ 6,751            $ 7,250               101.500%               100.000%
--------------------------------------------------------------------------------
  $ 7,251            $ 7,750               101.750%               100.000%
--------------------------------------------------------------------------------
  $ 7,751            $ 8,750               102.000%               100.250%
--------------------------------------------------------------------------------
  $ 8,751            $ 9,750               102.000%               100.750%
--------------------------------------------------------------------------------
  $ 9,751            $11,750               102.250%               101.500%
--------------------------------------------------------------------------------
  $11,751            $15,000               102.250%               102.000%
--------------------------------------------------------------------------------
  $15,001            $20,000               102.500%               102.250%
--------------------------------------------------------------------------------
  $20,001            $25,000               102.500%               102.250%
--------------------------------------------------------------------------------
  $25,001            $30,000               102.500%               102.500%
--------------------------------------------------------------------------------
  $30,001             and up               102.500%               102.500%
--------------------------------------------------------------------------------

                                    EXHIBIT K

                       BORROWER INCENTIVE PAYMENT PROGRAMS

BORROWER INCENTIVE PROGRAM #1:

2% interest rate reduction after 48 on-time payments

..25% interest rate reduction for ACH payments

BORROWER INCENTIVE PROGRAM #2:

1% interest rate reduction after 24 on-time payments.

additional 1% interest rate reduction after 48 on-time payments.